TABLE OF CONTENTS
President's Letter.......................................................1

Index Plus Funds:
Investment Review........................................................3
Portfolios of Investments:
 Aetna Index Plus Bond Fund.............................................13
 Aetna Index Plus Large Cap Fund........................................15
 Aetna Index Plus Mid Cap Fund..........................................21
 Aetna Index Plus Small Cap Fund........................................25
Statements of Assets and Liabilities....................................30
Statements of Operations................................................32
Statements of Changes in Net Assets.....................................34
Notes to Financial Statements...........................................40
Additional Information..................................................45
Financial Highlights....................................................46
Independent Auditors' Report............................................58

Generation Funds:
Investment Review.......................................................59
Portfolios of Investments:
 Aetna Ascent Fund......................................................65
 Aetna Crossroads Fund..................................................72
 Aetna Legacy Fund......................................................79
Statements of Assets and Liabilities....................................86
Statements of Operations................................................87
Statements of Changes in Net Assets.....................................88
Notes to Financial Statements...........................................94
Additional Information.................................................103
Financial Highlights...................................................104
Independent Auditors' Report...........................................113

                               President's Letter

Dear Fellow Shareholder,

First, thank you for investing in Aetna Series Fund, Inc. Since you have hundreds of other investment options from which to choose, we truly appreciate the confidence you've placed in us to help you reach your investment goals. It's a trust we are honored by and appreciate. While the enclosed annual report will give you a detailed review of the funds you have chosen, I'd like to share a few observations about the market in general and some specific news about the Aetna Series Fund and its adviser, Aeltus Investment Management, Inc.

The past twelve months have been memorable for both the stock market and the U.S. economy overall. It was a year of ups and downs in the market, with a record high in July, followed by a severe correction during the third quarter. Market volatility achieved and sustained levels not seen since the aftershocks of the Crash of '87. Despite this volatility, there was plenty of good news. The American economy was generally healthy, with low interest and inflation rates, the federal budget deficit whittled away, and unemployment falling to the lowest levels registered in many years. In addition, wages continued to grow, and consumer confidence held steady. All of these positive factors have allowed the U.S. stock market to recoup much of the ground lost during the correction, despite ongoing economic problems in Asia, Russia and Latin America.

With so much happening "on the Street", the past year was also an exciting and productive time for Aeltus and the Aetna Series Fund. In February we launched seven new funds and introduced Class A and Class I shares, replacing the old Adviser and Select classes. Then, on June 30, we introduced Class C shares, offering a third investment option.

We also improved service to our shareholders. On July 4, the Aetna Series Fund began a relationship with a new transfer agent, First Data Corporation, one of the most prominent in the mutual fund industry, offering us increased ability to respond to your evolving needs by adding new services in the future. In addition, we introduced a reformatted consolidated statement that is easier to read, provides helpful graphic illustrations and also reports distribution summaries. Shareholders received the new statement at the end of the third calendar quarter, and feedback has been positive. Our web site, www.aetnafunds.com, was up and running in September. I invite you to use it to get instant information about our funds, profiles on Aeltus portfolio managers and updates on market developments.

In addition, we have been actively assessing and updating Aeltus' computer systems with respect to "Year 2000" dating issues so they will be able to perform their intended functions adequately after 1999. We look forward to complete remediation and testing of all relevant systems by mid-1999.

Today, with almost $46 billion in assets under management, Aeltus is one of the country's largest investment management firms. This leading position is important to investors, because it represents the kind of size and strength that will allow us to continue refining our existing investment management services and products, adding new ones, and growing our staff to serve valued customers like you.

Thank you for your continued confidence in the Aetna Series Fund and Aeltus Investment Management, Inc. We look forward to a mutually prosperous new year.

Sincerely,

/s/ J. Scott Fox
----------------
    J. Scott Fox
    President
    Aetna Series Fund, Inc.

[Line Chart]

Aetna Index Plus Bond Fund
         Growth of $10,000

                                    Aetna
                                  Index Plus      Lehman Brothers
                                  Bond Fund          Aggregate
                                  (Class I)          Bond Index
Feb-98                              10000              10000
                                    10075              10089
                                    10277              10293
Oct-98                              10549              10649

[end Line Chart]

-------------------------------------------
      Average Annual Total Returns
 for the period ended October 31, 1998*
-------------------------------------------
             Inception Date     Inception*
-------------------------------------------
Class I         02/04/98          5.48%
-------------------------------------------
Class A:        02/04/98
 POP (1)                          2.13%
 NAV (2)                          5.29%
-------------------------------------------
Class C:        06/30/98
 w/CDSC (3)                       4.04%
 NAV                              4.79%
-------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For the period prior to the inception of Class C, the performance is calculated by using the performance of Class I, adjusted for fees and expenses. Class I, Class A and Class C shares participate in the same portfolio of securities.

                           Aetna Index Plus Bond Fund

How did the Fund perform during the period?

The Aetna Index Plus Bond Fund Class I shares generated a 5.48% total return, net of fund expenses, for the period ended October 31, 1998. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned 6.49% for the same period.

What economic or financial market conditions impacted the Fund?

The most significant factor influencing the performance of the Fund since inception but more particularly over the last six months, has been the significant underperformance of the corporate bond sector. The Index Plus Bond Fund strategy incorporates a 25% overweight in corporate bonds. Fear of a potential recession caused corporate yield spreads to widen to levels seen only twice in the last 15 years, in 1986 and in the recession of 1990/91. The finance and Yankee sectors led this spread widening.

                                                    See Definition of Terms.   3

What investments influenced the Fund's performance over the past nine months?

The Fund's overweight in corporate bonds, specifically finance, Yankee and BBB rated securities caused the Fund to underperform its benchmark.

What is your outlook going forward?

Gauging the extent of the slowing in the U.S. economy and its consequences for credit spreads will be the focus of bond investors in the upcoming months. The Federal Reserve can be expected to act promptly to offset signs of weakness with an additional cut in the Fed Funds rate to 4.75% by year-end. However, if a large U.S. bank were threatened by market instability, or, if U.S. equities were to decline precipitously, the Federal Reserve would ease rates even more aggressively.

In this environment there will continue to be uncertainty regarding corporate earnings and corporate bond spreads. Nevertheless, historically, overweighting corporates at these wider spread levels has been profitable versus Treasuries over an intermediate investment horizon. That pattern of performance recovery is largely due to the Federal Reserve's past success in stimulating economic growth once it begins lowering the Fed Funds rate.

---------------------------------------
Quality Ratings
---------------------------------------
AAA                               59.3%
AA                                 1.7%
A                                 22.1%
BBB                               15.3%
BB                                 1.6%


---------------------------------------
Maturity Distribution
---------------------------------------
 0 - 1 years                       5.7%
 1 - 5 years                      24.1%
 5 - 10 years                     18.2%
10 - 20 years                     17.1%
20 + years                        34.9%

4   See Definition of Terms.

[Line Chart]

Aetna Index Plus Large Cap Fund
              Growth of $10,000

                                Aetna Index Plus
                                 Large Cap Fund         S&P 500
                                   (Class I)             Index
Dec-96                               10000               10000
                                     10932               10673
                                     13100               12879
Oct-97                               12449               12396
                                     13406               13340
                                     15247               15186
                                     15671               15365
Oct-98                               15369               15124

[end Line Chart]

------------------------------------------------
         Average Annual Total Returns
    for the period ended October 31, 1998*
------------------------------------------------
            Inception Date  1 Year   Inception*
------------------------------------------------
Class I        12/10/96     23.46%     25.53%
------------------------------------------------
Class A:       02/03/97
 POP (1)                    19.39%     22.88%
 NAV (2)                    23.09%     24.87%
------------------------------------------------
Class C:       06/30/98
 w/CDSC (3)                 21.74%     24.56%
 NAV                        22.49%     24.56%
------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For periods prior to the inception of Class A and Class C, the performance of each class is calculated by using the performance of Class I, adjusted for fees and expenses charged to the appropriate class. Class I, Class A and Class C shares participate in the same portfolio of securities.

                        Aetna Index Plus Large Cap Fund

How did the Fund perform during the period?

The Aetna Index Plus Large Cap Fund Class I shares generated a 23.46% total return, net of fund expenses, for the year ended October 31, 1998. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 21.98% for the same period. Among large blend funds tracked by Morningstar, Inc., Class I shares' performance over the year ended October 31, 1998, ranked in the top 5% (out of 791 funds) and Class A shares' performance over the year ended October 31, 1998 placed it in the top 6% (out of 791 funds). This was excellent performance in a period during which the majority of equity mutual funds underperformed large cap benchmarks such as the S&P 500.

What economic or financial market conditions impacted the Fund?

As they say in the movies "Size Matters." Over the last twelve months, during which the S&P Index ran up to 21.98%, the Russell 2000, a small cap index has declined 11.84%. This spread (+33.82%), with one exception, is the largest recorded since 1927 (Ibbotson small cap returns were used for this analysis prior to 1990). Even spreads as wide as 25% in favor of the S&P

                                                    See Definition of Terms.   5
have been rare throughout modern financial history, occurring briefly in April 1997, early in 1973 and then for six months in 1938. (The one exception occurred in 1929, when from June of that year through May of the next, the spread was consistently in excess of 33%.) The size effect is quite pronounced within the S&P as well. In the ten months through October, the largest 50 stocks in the S&P (rebalanced monthly) have risen 33.25% compared to a minus 18.15% for the smallest fifty and 21.98% for the S&P itself. This concentration of performance in the biggest names is the principal reason why active managers have had such a difficult time beating the S&P 500. The Fund benefited from this effect because the model used to evaluate the stocks in the S&P 500 rated the larger issues more favorably and consequently overweighted them in the portfolio. It should be noted that these issues were not favored because they were large, but because they generally scored well on attributes such as low price to earnings, relative performance and estimate revision, all of which are important determinants in predicting which stocks are likely to do well.

What investments influenced the Fund's performance over the past twelve months?

The Fund was overweight in retail stocks (relative to the S&P 500) for the entire period. This worked to the advantage of the Fund as these stocks outperformed the index by a substantial margin during the first six months. An underweighting in energy and raw materials also worked to the benefit of the Fund as these two sectors have lagged over the last twelve months. A big overweighting in finance detracted from the Fund's performance, especially in the most recent three months, as these stocks underperformed across the board in the July through October selloff.

What is your outlook going forward?

Many investors remain skeptical about the market as a result of the sharp third quarter correction. However, given the emphatic nature of the recent rally and the Fed's relatively prompt response to the worldwide deterioration in credit conditions, the S&P could work its way higher over the next three to six months. The combination of an easing Fed confirmed by advancing prices has historically been quite bullish. It is likely that this time will prove to be no different. It has rarely been right to fight both the Fed and the tape. Typically, what tends to do well in this kind of an environment is technology, finance and consumer cyclicals. The Fund is reasonably well positioned for this with an overweight in tech and market weights in finance and consumer discretionary issues. Longer term, the market has yet to come completely to terms with the deflationary effects of the economic contraction in Asia, Russia and the likely contraction in Latin America (especially Brazil). Corporate earnings could be in for a rough patch over the next year or two and on balance, expectations are still relatively high.

Portfolio Sector Breakdown:

-----------------------------------------------------------------
                                 % of
                                Common   % of S&P    Over/(Under)
Sector                          Stocks      500        Weighting
-----------------------------------------------------------------
Basic Materials                   3.0%      3.5%         (0.5)%
Commercial Services               2.0%      1.9%          0.1 %
Consumer Discretionary           11.8%     11.3%          0.5 %
Consumer Non-Discretionary        7.4%     10.2%         (2.8)%
Energy                            5.7%      7.8%         (2.1)%
Finance                          16.5%     16.1%          0.4 %
Healthcare                       14.3%     12.7%          1.6 %
Manufacturing                    10.2%     10.4%         (0.2)%
Technology                       15.3%     15.7%         (0.4)%
Utilities                        13.8%     10.4%          3.4 %

6   See Definition of Terms.

---------------------------------------------
                                     % of Net
Top Ten Equity Holdings               Assets
---------------------------------------------
Microsoft Corp.                        4.5%
General Electric Co.                   2.8%
Wal-Mart Stores, Inc.                  2.7%
Merck & Co., Inc.                      2.2%
Exxon Corp.                            1.8%
Lucent Technologies, Inc.              1.7%
Cisco Systems, Inc.                    1.7%
Eli Lilly & Co.                        1.6%
American International Group, Inc.     1.6%
Intel Corp.                            1.5%

                                                    See Definition of Terms.   7

[Line Chart]

Aetna Index Plus Mid Cap Fund
            Growth of $10,000

                                Aetna Index Plus           S&P
                                  Mid Cap Fund          Midcap 400
                                   (Class I)              Index
Feb-98                              10000                 10000
                                    11250                 11290
                                    10610                 10429
Oct-98                              10359                 10109

[end Line Chart]

-------------------------------------------
      Average Annual Total Returns
 for the period ended October 31, 1998*
-------------------------------------------
             Inception Date     Inception*
-------------------------------------------
Class I         02/03/98          3.60%
-------------------------------------------
Class A:        02/03/98
 POP (1)                          0.30%
 NAV (2)                          3.40%
-------------------------------------------
Class C:        06/30/98
 w/CDSC (3)                       2.24%
 NAV                              2.99%
-------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For the period prior to the inception of Class C, the performance is calculated by using the performance of Class I, adjusted for fees and expenses. Class I, Class A and Class C shares participate in the same portfolio of securities.

                         Aetna Index Plus Mid Cap Fund

How did the Fund perform during the period?

The Aetna Index Plus Mid Cap Fund Class I shares generated a 3.60% total return, net of fund expenses, for the period ended October 31, 1998. The benchmark, Standard & Poor's (S&P) Midcap 400 Index(c), returned 1.09% for the same period.

What economic or financial market conditions impacted the Fund?

Twelve months ago the market was working its way through the Pacific Rim financial crisis, the first serious exogenous shock to the system in a few years. Prior to that, the environment was often referred to as Goldilocks-like
- inflation was falling, profits were rising and stocks were soaring. Over the last twelve months, a series of shocks such as the Long Term Capital debacle, the Russian devaluation, continuing malaise in Asia, and a perceived threat of over-capacity and global deflation have left the perception of a Goldilocks economy tattered. Not surprisingly, the factors that have worked well in our quantitative models during this shift in perception have been those that emphasized growth of earnings. Some investors incorrectly assume that value factors will perform well during periods of high uncertainty, but the historical evidence suggests that when economic growth gets scarce the factors that work best are factors that emphasize earnings growth - regardless of its

8   See Definition of Terms.

price. This was true during the most recent period. The Fund has been able to capture some of this shift due to an overemphasis of growth factors in the quantitative model used in this strategy.

What investments influenced the Fund's performance over the past nine months?

The Fund benefited from an overweight position in America Online (the largest stock in the Mid Cap index) for most of this period. The Fund also benefited from an underweight position in the energy sector. Several large changes to the underlying index detracted from performance due to the trading cost associated with these changes.

What is your outlook going forward?

The inter-meeting reduction in the Fed Funds rate on October 15th changed the character of this market. Before that corporate bond quality spreads were extraordinarily wide, the long bond was trading through the Fed Funds rate, and stocks were heading generally lower. The credit system was under enormous stress that without action probably would have resulted in a sharp economic downturn. The relaxation of rates has lessened this crisis (for instance credit spreads have narrowed considerably) and therefore the markets perception of economic conditions has changed once again. In this environment we would not expect to see the same premium being paid for earnings growth as we had seen during the crisis. If the economy remains on sound footing we would expect stocks that are trading at reasonable values and are cyclical in nature to become more favored in the market. However, the performance of our quantitative systems will determine the performance of this Fund in the future, not our view on the financial market outlook.

Portfolio Sector Breakdown:

------------------------------------------------------------------
                                 % of
                                Common    % of S&P    Over/(Under)
Sector                          Stocks   Midcap 400     Weighting
------------------------------------------------------------------
Basic Materials                   4.2%      5.8%           (1.6)%
Commercial Services               6.2%      5.5%            0.7 %
Consumer Discretionary           13.8%     12.7%            1.1 %
Consumer Non-Discretionary        3.1%      3.3%           (0.2)%
Energy                            2.3%      6.4%           (4.1)%
Finance                          16.1%     15.1%            1.0 %
Healthcare                       10.9%     10.8%            0.1 %
Manufacturing                    10.5%     10.9%           (0.4)%
Technology                       15.5%     17.7%           (2.2)%
Utilities                        17.4%     11.8%            5.6 %

-----------------------------------------
                                 % of Net
Top Ten Equity Holdings           Assets
-----------------------------------------
America Online, Inc.               4.8%
Compuware Corp.                    1.9%
McKesson Corp.                     1.6%
Crestar Financial Corp.            1.5%
SBC Communications, Inc.           1.4%
Danaher Corp.                      1.4%
Century Telephone Enterprises      1.3%
Cintas Corp.                       1.3%
Watson Pharmaceuticals, Inc.       1.3%
Harley-Davidson, Inc.              1.3%

                                                    See Definition of Terms.   9

[Line Chart]
Aetna Index Plus Small Cap Fund
              Growth of $10,000

                                Aetna Index Plus               S&P
                                 Small Cap Fund            Smallcap 600
                                   (Class I)                  Index
Feb-98                               10000                    10000
                                     11190                    11249
                                      9980                     9868
Oct-98                                8871                     8843

[end Line Chart]

-------------------------------------------
      Average Annual Total Returns
 for the period ended October 31, 1998*
-------------------------------------------
             Inception Date     Inception*
-------------------------------------------
Class I         02/03/98         -11.30%
-------------------------------------------
Class A:        02/03/98
 POP (1)                         -14.06%
 NAV (2)                         -11.40%
-------------------------------------------
Class C:        06/30/98
 w/CDSC (3)                      -12.53%
 NAV                             -11.87%
-------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For the period prior to the inception of Class C, the performance is calculated by using the performance of Class I, adjusted for fees and expenses. Class I, Class A and Class C shares participate in the same portfolio of securities.

                        Aetna Index Plus Small Cap Fund

How did the Fund perform during the period?

The Aetna Index Plus Small Cap Fund Class I shares generated a -11.30% total return, net of fund expenses, for the period ended October 31, 1998. The benchmark, Standard & Poor's (S&P) Smallcap 600 Index(d), returned -11.56% for the same period.

What economic or financial market conditions impacted the Fund?

Twelve months ago the market was working its way through the Pacific Rim financial crisis, the first serious exogenous shock to the system in a few years. Prior to that, the environment was often referred to as Goldilocks-like
- inflation was falling, profits were rising and stocks were soaring. Over the last twelve months, a series of shocks such as the Long Term Capital debacle, the Russian devaluation, continuing malaise in Asia, and a perceived threat of over-capacity and global deflation have left the perception of a Goldilocks economy tattered. Not surprisingly, the factors that have worked well in our quantitative models during this shift in perception have been those that emphasized growth of earnings. Some investors incorrectly assume that value factors will perform well during periods of high uncertainty, but the historical evidence suggests

10   See Definition of Terms.

that when economic growth gets scarce the factors that work best are factors that emphasize earnings growth - regardless of its price. This was true in spades during the most recent period. The Fund has been able to capture some of this shift due to an overemphasis of growth factors in the quantitative model used in this strategy.

What investments influenced the Fund's performance over the past nine months?

The Fund benefited from an underweight position in the energy sector, but since we maintain a minimum weight of 50% of the benchmarks sector weight we did not capitalize on this position to the extent we might have without this risk constraint. However, there will be other times that this risk constraint will help the performance of the Fund.

There were several large changes to the underlying index which detracted from performance, due to the trading cost associated with these changes.

What is your outlook going forward?

The inter-meeting reduction in the Fed Funds rate on October 15th changed the character of this market. Before that corporate bond quality spreads were extraordinarily wide, the long bond was trading through the Fed Funds rate, and stocks were heading generally lower. The credit system was under enormous stress that without action probably would have resulted in a sharp economic downturn. The relaxation of rates has lessened this crisis (for instance credit spreads have narrowed considerably) and therefore the markets perception of economic conditions has changed once again. In this environment we would not expect to see the same premium being paid for earnings growth as we had seen during the crisis. If the economy remains on sound footing we would expect stocks that are trading at reasonable values and are cyclical in nature to become more favored in the market. However, the performance of our quantitative systems will determine the performance of this Fund in the future, not our view on the financial market outlook.

Portfolio Sector Breakdown:

--------------------------------------------------------------------
                                 % of
                                Common     % of S&P     Over/(Under)
Sector                          Stocks   Smallcap 600     Weighting
--------------------------------------------------------------------
Basic Materials                  3.7%         3.8%         (0.1)%
Commercial Services             10.4%         8.8%          1.6 %
Consumer Discretionary          22.9%        19.9%          3.0 %
Consumer Non-Discretionary       4.5%         3.9%          0.6 %
Energy                           2.3%         5.7%         (3.4)%
Finance                         21.1%        16.6%          4.5 %
Healthcare                       8.6%        11.4%         (2.8)%
Manufacturing                    9.9%        11.4%         (1.5)%
Technology                      12.0%        15.6%         (3.6)%
Utilities                        4.6%         2.9%          1.7 %

-------------------------------------------
                                   % of Net
Top Ten Equity Holdings             Assets
-------------------------------------------
Dekalb Genetics Corp.                1.7%
Vitesse Semiconductor Corp.          1.3%
Comair Holdings, Inc.                1.2%
CCB Financial Corp.                  1.2%
Medimmune, Inc.                      1.1%
American Bankers Insurance Group     1.1%
Acxiom Corp.                         0.9%
Fremont General Corp.                0.9%
SEI Corp.                            0.9%
Mohawk Industries                    0.9%

                                                   See Definition of Terms.   11

Definition of Terms

(1) Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase.

(2) Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

(3) Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption and assumes redemption at the end of the period.

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index of corporate, government and mortgage bonds.

(b) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes reinvestment of all dividends, and is considered to be representative of the stock market in general.

(c) The Standard & Poor's (S&P) Midcap 400 Index is a value-weighted, unmanaged index of 400 common stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(d) The Standard & Poor's (S&P) Smallcap 600 Index is a value-weighted, unmanaged index of 600 common stocks that assumes reinvestment of all dividends and is considered to be representative of the stock market in general.

The opinions expressed reflect those of the portfolio manager only through October 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the portfolio are subject to change.

Index Plus Funds
Portfolio of Investments - October 31, 1998
Index Plus Bond
--------------------------------------------------------------------------------

                                            Principal           Market
                                             Amount             Value
                                           ------------      -------------
LONG-TERM BONDS AND NOTES (97.7%)
Agency Mortgage-Backed Securities (33.4%)
Federal Home Loan Mortgage Corp.,
 6.50%, 06/01/28 ........................   $  98,591        $    99,454
Federal Home Loan Mortgage Corp.,
 7.00%, 05/01/28 ........................      99,731            101,881
Federal Home Loan Mortgage Corp.,
 7.50%, 06/01/11 ........................     184,866            189,504
Federal Home Loan Mortgage Corp. -
 Convertible Loan, 9.50%, 05/01/20 ......     119,858            127,986
Federal Home Loan Mortgage Corp. - Gold,
 6.50%, 03/01/28 ........................     481,220            485,431
Federal Home Loan Mortgage Corp. - Gold,
 7.00%, 03/01/28 ........................     668,787            683,208
Federal Home Loan Mortgage Corp. - Gold -
 Convertible Intermediate, 6.00%,
 09/01/12................................     164,473            165,346
Federal Home Loan Mortgage Corp. - Gold -
 Convertible Intermediate, 6.50%,
 09/01/12................................     277,105            281,608
Federal Home Loan Mortgage Corp. - Gold -
 Convertible Intermediate, 7.00%,
 11/01/12................................     260,261            265,710
Federal National Mortgage Association,
 4.75%, 11/14/03 ........................     300,000            299,727
Federal National Mortgage Association,
 6.00%, 07/01/13 ........................      58,376             58,668
Federal National Mortgage Association,
 6.00%, 10/01/28 ........................     100,000             98,875
Federal National Mortgage Association,
 6.50%, 08/01/28 ........................      98,778             99,611
Federal National Mortgage Association,
 7.50%, 01/01/28 ........................     510,552            524,113
Federal National Mortgage Association,
 7.50%, 04/01/28 ........................     154,434            158,536
Government National Mortgage Association,
 6.00%, 10/15/28 ........................     100,000             99,219
Government National Mortgage Association,
 7.00%, 08/15/25 ........................     139,704            143,066
Government National Mortgage Association,
 7.00%, 09/15/25 ........................      44,419             45,487
Government National Mortgage Association,
 7.00%, 09/15/25 ........................      86,865             88,955
Government National Mortgage Association,
 7.00%, 09/15/25 ........................      48,997             50,176
Government National Mortgage Association,
 7.00%, 05/15/28 ........................      99,550            101,945
Government National Mortgage Association,
 7.50%, 08/15/27 ........................     471,240            486,114
Government National Mortgage Association,
 9.50%, 11/15/21 ........................      88,071             95,117
Government National Mortgage Association,
 9.50%, 08/15/22 ........................     349,270            377,212
                                                            ------------
                                                               5,126,949
                                                            ------------
Asset-Backed Securities (1.7%)
First NBC Credit Card Master Trust 1997-1
 A, 6.15%, 09/15/04 .....................     250,000            258,594
                                                            ------------

                                            Principal           Market
                                             Amount             Value
                                           ------------      -------------
Electric and Telephone Bonds (4.5%)
AirTouch Communications, Inc., 7.13%,
 07/15/01................................    $280,000       $    291,292
Puget Sound Energy, Inc., 7.02%, 12/01/27     250,000            254,702
WorldCom, Inc., 6.95%, 08/15/28 .........     150,000            154,829
                                                            ------------
                                                                 700,823
                                                            ------------
Financial Bonds (12.6%)
Associates Corp. N.A., 6.88%, 11/15/08 ..     200,000            209,976
Chase Manhattan Corp., 7.13%, 06/15/09 ..     200,000            212,654
Ford Motor Credit Corp., 6.20%, 03/12/01      250,000            255,240
General Motors Acceptance Corp.,
 7.00%, 08/15/01 ........................     250,000            261,732
Ikon Capital Resources, 6.31%, 12/10/01 .     250,000            242,725
Lehman Brothers Holdings, 6.47%, 07/21/00     250,000            248,188
Merrill Lynch & Co., Inc., 6.50%,
 04/01/01................................     250,000            254,327
Salomon Smith Barney Holdings, 6.63%,
 11/15/03................................     250,000            256,115
                                                            ------------
                                                               1,940,957
                                                            ------------
Foreign and Supranationals (1.6%)
Panama (Republic of), 7.88%, 02/13/02 [beta]  250,000            240,625
                                                            ------------
Foreign Bonds (10.2%)
Celulosa Arauco Constitution, 7.50%,
 09/15/17................................      50,000             33,250
Cia. Transporte Energia, 8.63%, 04/01/03
 [beta]..................................     250,000            217,500
Hanson Overseas B.V., 7.38%, 01/15/03 ...     250,000            268,210
Norsk Hydro A/S, 7.75%, 06/15/23 ........     250,000            268,230
Nova Gas Transmission, 7.25%, 07/06/99 ..     350,000            355,156
Quebec Province, 9.13%, 03/01/00 ........     400,000            419,868
                                                            ------------
                                                               1,562,214
                                                            ------------
Other Public Corporate Bonds (10.9%)
AMR Corp., 9.75%, 03/15/00 ..............     250,000            262,448
Federal Express, 7.89%, 09/23/08 ........     237,483            252,722
Federated Department Stores, Inc., 8.13%,
 10/15/02................................     200,000            213,668
Lockheed Martin Corp., 7.25%, 05/15/06 ..     210,000            226,302
Norfolk Southern Corp., 6.70%, 05/01/00 .     250,000            254,033
Royal Caribbean, 8.25%, 04/01/05 ........     140,000            152,748
Sears Roebuck Acceptance Corp., 6.37%,
 11/21/01................................     300,000            307,560
                                                            ------------
                                                               1,669,481
                                                            ------------
U.S. Treasuries (22.8%)
U.S. Treasury Bond, 6.13%, 08/15/07 .....     525,000            579,632
U.S. Treasury Bond, 6.75%, 08/15/26 .....     155,000            185,854
U.S. Treasury Bond, 7.25%, 05/15/16 .....     690,000            839,212
U.S. Treasury Bond, 8.13%, 05/15/21 .....     510,000            689,535
U.S. Treasury Bond, 11.75%, 11/15/14 ....     135,000            212,246
U.S. Treasury Note, 10.75%, 08/15/05 ....     441,000            596,523
U.S. Treasury Note, 11.25%, 02/15/15 ....     110,000            183,545
U.S. Treasury Strip, Zero Coupon,
 08/15/05................................     288,000            210,272
                                                            ------------
                                                               3,496,819
                                                            ------------
Total Long-Term Bonds and Notes
 (Cost $14,836,919)                                           14,996,462
                                                            ------------

                                     See Notes to Portfolio of Investments.   13

Index Plus Funds
Portfolio of Investments - October 31, 1998
Index Plus Bond (continued)
--------------------------------------------------------------------------------

                                           Principal           Market
                                             Amount            Value
                                           ------------     --------------

SHORT-TERM INVESTMENTS (3.5%)
Federal Home Loan Mortgage Corp.,
 5.42%, 11/02/98 ........................  $  543,000        $   543,000
                                                             -----------
Total Short-term Investments
 (Cost $543,000)                                                 543,000
                                                             -----------
Total Investments (Cost $15,379,919)(a)                       15,539,462
Other assets less liabilities                                   (183,054)
                                                             -----------
Total Net Assets                                             $15,356,408
                                                             ===========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains...........................................  $   246,185
Unrealized losses..........................................      (86,642)
                                                             -----------
 Net unrealized gain.......................................  $   159,543
                                                             ===========

[beta] Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

14   See Notes to Financial Statements.

Index Plus Funds
Portfolio of Investments - October 31, 1998
Index Plus Large Cap
--------------------------------------------------------------------------------

                                           Number of            Market
                                            Shares              Value
                                          -------------     ------------
COMMON STOCKS (95.6%)
Air Transport (0.5%)
AMR Corp. + ............................        1,100        $    73,700
Delta Air Lines, Inc. ..................          500             52,781
Southwest Airlines Co. .................        1,975             41,845
US Airways Group, Inc. + ...............          700             39,594
                                                            ------------
                                                                 207,920
                                                            ------------
Aluminum (0.3%)
Alcan Aluminum Ltd. ....................        1,000             25,312
Aluminum Co. of America ................          900             71,325
Reynolds Metals Co. ....................          500             29,969
                                                            ------------
                                                                 126,606
                                                            ------------
Auto Parts and Hardware (0.3%)
Black & Decker Corp. ...................          400             20,675
Briggs & Stratton Corp. ................          100              4,700
Genuine Parts Co. ......................          700             22,050
Goodyear Tire & Rubber Co. (The) .......          600             32,325
Snap-On, Inc. ..........................          200              7,087
SPX Corp. + ............................           34              1,851
Stanley Works ..........................          200              6,000
                                                            ------------
                                                                  94,688
                                                            ------------
Automotive (2.1%)
Chrysler Corp. .........................        2,600            125,125
Dana Corp. .............................          600             25,088
Eaton Corp. ............................          300             20,306
Ford Motor Co. .........................        7,800            423,150
General Motors Corp. ...................        2,400            151,350
Johnson Controls,  Inc. ................          200             11,250
TRW, Inc. ..............................          500             28,469
Union Pacific ..........................          400             19,050
                                                            ------------
                                                                 803,788
                                                            ------------
Banks and Thrifts (6.1%)
Bank of New York Co.,  Inc. ............        3,900            123,094
Bank One Corp. .........................        4,778            233,525
BankAmerica Corp. ......................        2,742            157,503
BankBoston Corp. .......................        1,200             44,175
BB&T Corp. .............................        1,000             35,687
Chase Manhattan Corp. ..................        3,400            193,162
Comerica, Inc. .........................          900             58,050
Fifth Third Bancorp ....................        1,275             84,469
First Union Corp. ......................        3,748            217,384
Fleet Financial Group,  Inc. ...........        2,900            115,819
Golden West Financial Corp. ............          200             18,138
Huntington Bancshares ..................          660             18,975
J.P. Morgan & Co. ......................          300             28,275
KeyCorp ................................        1,600             48,500
Mellon Bank Corp. ......................        1,300             78,162
Mercantile Bancorporation,  Inc. .......          700             31,981
National City Corp. ....................        1,200             77,175
Northern Trust Corp. ...................          600             44,250
Norwest Corp. ..........................        3,000            111,562

                                           Number of            Market
                                            Shares              Value
                                          -------------     ------------
Banks and Thrifts (continued)
PNC Bank Corp. .........................        1,100       $     55,000
Regions Financial Corp. ................          700             25,900
Republic New York Corp. ................          400             16,725
State Street Corp. .....................          600             37,425
Summit Bancorporation ..................        1,000             37,937
Suntrust Banks, Inc. ...................        1,100             76,656
Synovus Financial Corp. ................          900             20,869
U.S. Bancorp ...........................        2,978            108,697
Union Planters Corp. ...................          500             23,219
Wachovia Corp. .........................          700             63,612
Washington Mutual, Inc. ................        2,112             79,068
Wells Fargo & Co. ......................          300            111,000
                                                            ------------
                                                               2,375,994
                                                            ------------
Biotech and Medical Products (1.2%)
Alza Corp. + ...........................          200              9,575
Amgen, Inc. + ..........................        1,700            133,556
Becton,  Dickinson & Co. ...............        1,600             67,400
Biomet, Inc. ...........................          600             20,363
Boston Scientific Corp. + ..............          700             38,106
Guidant Corp. ..........................          600             45,900
Mallinckrodt,  Inc. ....................          100              2,850
Medtronic,  Inc. .......................          700             45,500
Monsanto Co. ...........................        2,700            109,688
                                                            ------------
                                                                 472,938
                                                            ------------
Chemicals (1.2%)
Dow Chemical Co. .......................        1,000             93,625
Du Pont (E.I.) de Nemours ..............        5,300            304,750
Eastman Chemical Co. ...................          200             11,750
Hercules,  Inc. ........................          500             16,656
Rohm & Haas Co. ........................          800             27,000
Union Carbide Corp. ....................          600             23,100
                                                            ------------
                                                                 476,881
                                                            ------------
Commercial Services (0.4%)
Deluxe Corp. ...........................          100              3,238
Interpublic Group of Co., Inc. .........          600             35,100
Omnicom Group, Inc. ....................        1,100             54,381
Paychex,  Inc. .........................          900             44,775
RR Donnelley & Sons Co. ................          300             12,937
                                                            ------------
                                                                 150,431
                                                            ------------
Computers (5.1%)
3Com Corp. + ...........................        1,400             50,488
Apple Computer, Inc. + .................          900             33,413
Ceridian Corp. + .......................          300             17,213
Compaq Computer Corp. ..................        6,575            207,934
Computer Sciences Corp. ................        1,100             58,025
Dell Computer Corp. + ..................        8,700            570,937
Electronic Data Systems Corp. ..........          800             32,550
Gateway 2000,  Inc. + ..................          500             27,906
Hewlett Packard Co. ....................        1,600             96,300
International Business Machines Corp. ..        3,800            564,062

                                     See Notes to Portfolio of Investments.   15

Index Plus Funds
Portfolio of Investments - October 31, 1998
Index Plus Large Cap (continued)
--------------------------------------------------------------------------------

                                              Number of         Market
                                               Shares           Value
                                             ------------   ------------
Computers (continued)
Micron Technology, Inc. + ..............          800       $     30,400
Motorola,  Inc. ........................        2,300            119,600
Seagate Technology,  Inc. + ............          900             23,738
Sun Microsystems, Inc. + ...............        2,000            116,500
Unisys Corp. + .........................        1,400             37,275
                                                            ------------
                                                               1,986,341
                                                            ------------
Conglomerate and Aerospace (4.2%)
Boeing Co. .............................        1,500             56,250
Crane Co. ..............................          225              6,483
General Dynamics Corp. .................          700             41,431
General Electric Co. ...................       12,600          1,102,500
Goodrich (B. F.) Co. ...................          100              3,600
Lockheed Martin Corp. ..................          800             89,100
Loews Corp. ............................          500             46,969
National Service Industries, Inc. ......          100              3,588
Northrop Grumman Corp. .................          300             23,925
Raytheon Co. + .........................          800             46,450
Rockwell International Corp. ...........          600             24,637
Tenneco, Inc. ..........................          500             15,187
Textron, Inc. ..........................          600             44,625
United Technologies Corp. ..............        1,400            133,350
                                                            ------------
                                                               1,638,095
                                                            ------------
Consumer Finance (2.6%)
Associates First Capital Corp. .........        1,853            130,636
Capital One Financial Corp. ............          300             30,525
Countrywide Credit Industries, Inc. ....          500             21,594
Federal Home Loan Mortgage Corp. .......        3,700            212,750
Federal National Mortgage Association ..        6,700            474,444
Household International, Inc. ..........        1,700             62,156
MBNA Corp. .............................        4,100             93,531
                                                            ------------
                                                               1,025,636
                                                            ------------
Consumer Products (3.2%)
Alberto-Culver Co. .....................          200              5,313
American Greetings Corp. ...............          100              4,013
Avon Products, Inc. ....................        1,000             39,687
Bestfoods ..............................        1,200             65,400
Clorox Co. .............................          400             43,700
Colgate-Palmolive Co. ..................        1,100             97,212
Eastman Kodak Co. ......................        1,300            100,750
Gillette Co. ...........................        1,700             76,394
International Flavors & Fragrances, Inc.          200              7,487
Kimberly-Clark Corp. ...................        2,500            120,625
Procter & Gamble Co. ...................        5,200            462,150
RJR Nabisco Holdings Corp. .............          500             14,281
Unilever NV ............................        2,600            195,650
                                                            ------------
                                                               1,232,662
                                                            ------------
Consumer Services (0.9%)
Cendant Corp. + ........................        2,900             33,169
Darden Restaurants, Inc. ...............          900             14,850

                                              Number of         Market
                                               Shares           Value
                                             ------------   ------------
Consumer Services (continued)
H & R Block, Inc. ......................          300       $     13,444
Hilton Hotels Corp. ....................          500             10,031
Marriott International, Inc. ...........          900             24,188
McDonald's Corp. .......................        2,800            187,250
Service Corp. International ............          900             32,062
Tricon Global Restaurants, Inc. + ......          540             23,490
                                                            ------------
                                                                 338,484
                                                            ------------
Consumer Specialties (0.1%)
Brunswick Corp. ........................          200              3,887
Hasbro, Inc. ...........................          300             10,519
Mattel, Inc. ...........................        1,000             35,875
                                                            ------------
                                                                  50,281
                                                            ------------
Data and Imaging Services (7.7%)
Automatic Data Processing, Inc. ........        1,200             93,375
BMC Software, Inc. + ...................        1,400             67,288
Cisco Systems, Inc. + ..................       10,300            648,900
Computer Associates International, Inc.           900             35,438
EMC/MASS Corp. + .......................        3,300            212,437
First Data Corp. .......................        1,500             39,750
Microsoft Corp. + ......................       16,600          1,757,525
Novell,  Inc. + ........................        1,300             19,338
Oracle Corp. + .........................        3,800            112,337
Peoplesoft, Inc. + .....................        1,200             25,425
                                                            ------------
                                                               3,011,813
                                                            ------------
Discretionary Retail (6.3%)
AutoZone, Inc. + .......................          300              7,894
Circuit City Stores,  Inc. .............          300             10,856
Consolidated Stores Corp. + ............          300              4,931
Costco Companies, Inc. + ...............        1,400             79,450
Dayton Hudson Corp. ....................        2,800            118,650
Dillards, Inc. .........................          300              9,319
Dollar General Corp. ...................          750             17,906
Federated Department Stores, Inc. + ....        1,000             38,438
Fred Meyer, Inc. + .....................          500             26,656
Gap, Inc. ..............................        2,450            147,306
Home Depot,  Inc. ......................       10,100            439,350
J.C. Penney Co., Inc. ..................          400             19,000
Kmart Corp. + ..........................        2,900             40,962
Kohl's Corp. + .........................        1,000             47,812
Lowe's Co., Inc. .......................        2,100             70,744
May Department Stores Co. ..............        1,100             67,100
Nordstrom, Inc. ........................          400             10,925
Sears, Roebuck & Co. ...................        1,500             67,406
Staples, Inc. + ........................        1,500             48,937
Tandy Corp. ............................          600             29,738
The Limited, Inc. ......................          800             20,500
TJX Companies, Inc. ....................        1,800             34,088
Toys "R" Us, Inc. + ....................          700             13,694
Wal-Mart Stores, Inc. ..................       15,500          1,069,500
                                                            ------------
                                                               2,441,162
                                                            ------------

16   See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                              Number of         Market
                                               Shares           Value
                                             ------------   ------------
Diversified Financial Services (2.4%)
American Express Co. ...................        2,500       $    220,937
American General Corp. .................        1,710            117,135
Citigroup Inc. .........................        9,200            432,975
Morgan Stanley, Dean Witter, Discover &
 Co.....................................        2,300            148,925
Transamerica Corp. .....................          300             31,200
                                                            ------------
                                                                 951,172
                                                            ------------
Drugs (12.0%)
Abbott Laboratories ....................        8,400            394,275
Allergan,  Inc. ........................          300             18,731
American Home Products Corp. ...........        5,300            258,375
Baxter International, Inc. .............        1,200             71,925
Bristol-Myers Squibb Co. ...............        3,900            431,194
Eli Lilly & Co. ........................        7,600            615,125
Johnson & Johnson ......................        5,400            440,100
Merck & Co., Inc. ......................        6,200            838,550
Pfizer, Inc. ...........................        5,300            568,756
Pharmacia & Upjohn, Inc. ...............        2,000            105,875
Schering Plough ........................        4,800            493,800
Warner Lambert Co. .....................        5,600            438,900
                                                            ------------
                                                               4,675,606
                                                            ------------
Electric Utilities (2.4%)
Ameren Corp. ...........................          500             19,969
American Electric Power Co. ............          700             34,256
Baltimore Gas & Electric Co. ...........          600             18,825
Carolina Power & Light Co. .............          700             32,113
Central & South West Corp. .............        1,200             33,375
Cinergy Corp. ..........................          600             20,700
Consolidated Edison ....................        1,300             65,162
Dominion Resources, Inc. ...............        1,100             50,806
DTE Energy Co. .........................        1,000             42,625
Duke Energy Corp. ......................        1,413             91,404
Edison International ...................        1,300             34,288
Entergy Corp. ..........................          900             25,875
FirstEnergy Corp. ......................          900             27,000
FPL Group, Inc. ........................        1,200             75,075
GPU, Inc. ..............................          500             21,563
Houston Industries, Inc. ...............        1,148             35,660
Niagara Mohawk Power Corp. + ...........          800             11,700
Northern States Power Co. ..............          200              5,400
Peco Energy Co. ........................        1,300             50,294
PG&E Corp. .............................        1,400             42,612
PP & L Resources,  Inc. ................          200              5,425
Public Service Enterprise Group, Inc. ..        1,100             41,800
Southern Co. ...........................        2,800             78,925
Texas Utilities Co. ....................          922             40,337
Unicom Corp. ...........................        1,100             41,456
                                                            ------------
                                                                 946,645
                                                            ------------
Electrical Machinery and Instruments (0.6%)
Harris Corp. ...........................          200              7,013
Perkin-Elmer Corp. .....................          200             16,863
Pitney Bowes,  Inc. ....................        1,300             71,581

                                              Number of         Market
                                               Shares           Value
                                             ------------   ------------
Electrical Machinery and Instruments (continued)
Xerox Corp. ............................        1,300       $    125,937
                                                            ------------
                                                                 221,394
                                                            ------------
Electronic Media (1.2%)
Clear Channel Communications,  Inc. + ..          800             36,450
King World Production, Inc. + ..........          200              5,250
Tele-Communications, Inc. + ............        1,700             71,613
Time Warner, Inc. ......................        2,200            204,187
Viacom, Inc. + .........................        1,100             65,863
Walt Disney Co. (The) ..................        3,100             83,506
                                                            ------------
                                                                 466,869
                                                            ------------
Food and Beverage (2.8%)
Anheuser-Busch Co., Inc. ...............        2,500            148,594
Archer-Daniels-Midland Co. .............          855             14,268
Brown-Forman Corp. + ...................          100              6,794
Campbell Soup Co. ......................        1,700             90,631
Coca-Cola Co. ..........................        3,800            256,975
Conagra,  Inc. .........................        1,900             57,831
Coors (Adolph) Co. .....................          100              5,000
Fortune Brands, Inc. ...................          300              9,919
General Mills, Inc. ....................          600             44,100
Heinz (H.J.) Co. .......................        1,800            104,625
Hershey Foods Corp. ....................          400             27,125
Kellogg Co. ............................          600             19,800
PepsiCo, Inc. ..........................        2,400             81,000
Pioneer Hi-Bred International, Inc. ....          600             16,800
Quaker Oats Co. ........................          700             41,344
Ralston-Ralston Purina Group ...........        1,100             36,712
Sara Lee Corp. .........................        1,700            101,469
Wrigley (Wm.) Jr. Co. ..................          400             32,375
                                                            ------------
                                                               1,095,362
                                                            ------------
Food and Drug Retail (1.4%)
Albertson's, Inc. ......................        1,300             72,231
American Stores Co. ....................        1,100             35,819
CVS Corp. ..............................        1,600             73,100
Kroger Co. (The) + .....................        1,600             88,800
Longs Drug Stores, Inc. ................          100              3,906
Rite Aid Corp. .........................        1,000             39,688
SUPERVALU, Inc. ........................          200              4,800
Sysco Corp. ............................        1,300             35,019
Walgreen Co. ...........................        3,300            160,669
Winn-Dixie Stores, Inc. ................          300             10,181
                                                            ------------
                                                                 524,213
                                                            ------------
Forest Products and Building Materials (0.6%)
Armstrong World Industries, Inc. .......          100              6,200
Bemis Co., Inc. ........................          100              3,713
Crown Cork & Seal Co., Inc. ............          400             12,750
Fort James Corp. .......................        1,000             40,312
Georgia-Pacific Corp. ..................          400             20,700
Louisiana-Pacific Corp. ................          700             12,425
Masco Corp. ............................        1,600             45,100
Mead Corp. .............................          500             15,813

                                     See Notes to Portfolio of Investments.   17

Index Plus Funds
Portfolio of Investments - October 31, 1998
Index Plus Large Cap (continued)
--------------------------------------------------------------------------------

                                           Number of            Market
                                            Shares              Value
                                          -------------     ------------
Forest Products and Building Materials (continued)
Owens Corning ..........................          100       $      3,631
Owens-Illinois, Inc. + .................          400             12,225
Sealed Air Corp. + .....................           53              1,878
Temple-Inland,  Inc. ...................          300             14,569
Weyerhaeuser Co. .......................          800             37,450
Willamette Industries,  Inc. ...........          500             15,500
                                                            ------------
                                                                 242,266
                                                            ------------
Gas Utilities (0.5%)
Coastal Corp. (The) ....................          800             28,200
Columbia Energy Group...................          150              8,681
Consolidated Natural Gas Co. ...........          200             10,562
Eastern Enterprises ....................          100              4,106
Enron Corp. ............................        1,300             68,575
NICOR, Inc. ............................          100              4,238
ONEOK, Inc. ............................          100              3,425
People's Energy Corp. ..................          100              3,688
Sempra Energy ..........................          850             22,100
Williams Co., Inc. (The) ...............        1,500             41,156
                                                            ------------
                                                                 194,731
                                                            ------------
Health Services (0.9%)
Cardinal Health, Inc. ..................          800             75,650
Columbia/HCA Healthcare Corp. ..........        2,300             48,300
HBO & Co. ..............................        2,700             70,875
HCR Manor Care, Inc. + .................          100              3,250
HEALTHSOUTH Corp. + ....................        1,600             19,400
Humana, Inc. + .........................          400              7,575
IMS Health, Inc. .......................          600             39,900
Tenet Healthcare Corp. + ...............        1,200             33,525
United Healthcare Corp. ................          800             34,850
                                                            ------------
                                                                 333,325
                                                            ------------
Heavy Machinery (0.2%)
Caterpillar, Inc. ......................        1,500             67,500
Deere & Co. ............................          300             10,613
Navistar International Corp. + .........          200              4,175
PACCAR,  Inc. ..........................          200              8,725
                                                            ------------
                                                                  91,013
                                                            ------------
Housing and Furnishings (0.2%)
Centex Corp. ...........................          200              6,700
Fleetwood Enterprises, Inc. ............          100              3,225
Kaufman & Broad Home Corp. .............          100              2,856
Maytag Corp. ...........................          400             19,775
Newell Co. .............................          700             30,800
Pulte Corp. ............................          200              5,150
Rubbermaid, Inc. .......................          500             16,594
Whirlpool Corp. ........................          100              5,125
                                                            ------------
                                                                  90,225
                                                            ------------
Industrial Services (0.4%)
AES Corp. + ............................          700             28,656
Browning-Ferris Industries,  Inc. ......          600             21,263
Fluor Corp. ............................          100              3,881
Laidlaw, Inc. ..........................          500              4,719

                                              Number of         Market
                                               Shares           Value
                                             ------------   ------------
Industrial Services (continued)
Milacron, Inc. .........................          100       $      1,938
Waste Management, Inc. .................        2,300            103,787
                                                            ------------
                                                                 164,244
                                                            ------------
Insurance (4.1%)
Allstate Corp. (The) ...................        4,500            193,781
American International Group, Inc. .....        7,200            613,800
Aon Corp. ..............................          650             40,300
Chubb Corp. ............................          700             43,050
CIGNA Corp. ............................        1,100             80,231
Cincinnati Financial Corp. .............          700             26,119
Conseco, Inc. ..........................        1,100             38,156
General Re Corp. .......................          400             87,875
Hartford Financial Services Group, Inc.           900             47,812
Jefferson-Pilot Corp. ..................          450             27,338
Lincoln National Corp. .................          400             30,350
Marsh & Mclennan Co., Inc. .............          900             49,950
MBIA, Inc. .............................          400             24,450
MGIC Investment Corp. ..................          700             27,300
Progressive Corp. ......................          400             58,900
Provident Companies,  Inc. .............          500             14,531
Safeco Corp. ...........................          600             25,988
SLM Holding Corp. ......................          800             32,050
St. Paul Co., Inc. .....................          512             16,960
SunAmerica, Inc. .......................        1,250             88,125
Torchmark Corp. ........................          400             17,500
UNUM Corp. .............................          600             26,663
                                                            ------------
                                                               1,611,229
                                                            ------------
Investment Services (0.5%)
Bear Stearns Co., Inc. (The) ...........          600             21,413
Charles Schwab Corp. ...................          950             45,541
Franklin Resources, Inc. ...............          700             26,469
Lehman Brothers Holdings, Inc. .........          700             26,556
Merrill Lynch & Co., Inc. ..............          500             29,625
Providian Financial Corp. ..............          700             55,562
                                                            ------------
                                                                 205,166
                                                            ------------
Major Telecommunications (8.1%)
Alltel Corp. ...........................        1,000             46,813
Ameritec Corp. .........................        7,600            409,925
AT&T Corp. .............................        7,000            435,750
Bell Atlantic Corp. ....................        6,300            334,687
BellSouth Corp. ........................        6,800            542,725
GTE Corp. ..............................        5,000            293,438
MCI Worldcom, Inc. + ...................        6,912            381,888
SBC Communications, Inc. ...............       10,024            464,236
Sprint Corp. ...........................        1,400            107,450
U.S. WEST, Inc. ........................        2,646            151,814
                                                            ------------
                                                               3,168,726
                                                            ------------
Oil (4.8%)
Amoco Corp. ............................        3,700            207,662
Ashland Oil, Inc. ......................          100              4,813
Atlantic Richfield Co. .................          500             34,437

18   See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                            Number of           Market
                                             Shares             Value
                                           ------------      ------------
Oil (continued)
Chevron Corp. ..........................        2,500       $    203,750
Exxon Corp. ............................        9,900            705,375
Mobil Corp. ............................        3,200            242,200
Royal Dutch Petroleum Co. ..............        8,400            413,700
Sun Company, Inc. ......................          200              6,863
Texaco, Inc. ...........................          800             47,450
USX-Marathon Group .....................          600             19,612
                                                            ------------
                                                               1,885,862
                                                            ------------
Oil Services (0.1%)
McDermott International, Inc. ..........          200              5,863
Schlumberger,  Ltd. ....................          800             42,000
                                                            ------------
                                                                  47,863
                                                            ------------
Other Telecommunications (3.1%)
AirTouch Communications, Inc. + ........        3,000            168,000
Ascend Communications, Inc. + ..........          700             33,775
Comcast Corp. ..........................        1,200             59,250
Frontier Corp. .........................          400             12,025
General Instrument Corp. + .............          300              7,706
Lucent Technologies, Inc. ..............        8,400            673,575
Mediaone Group Inc. + ..................        2,500            105,781
Northern Telecom Ltd. ..................        2,380            101,894
Tellabs, Inc. + ........................        1,100             60,500
                                                            ------------
                                                               1,222,506
                                                            ------------
Print Media (0.6%)
Dow Jones & Co.,  Inc. .................          200              9,163
Dun & Bradstreet Corp. .................          700             19,862
Equifax, Inc. ..........................          300             11,606
Gannett Co., Inc. ......................        1,000             61,875
Harcourt General, Inc. .................          100              4,869
Knight-Ridder, Inc. ....................          200             10,188
McGraw-Hill Co., Inc. ..................          400             35,975
Meredith Corp. .........................          200              7,400
New York Times Co. .....................          400             11,300
Times Mirror Co. .......................          200             11,088
Tribune Co. ............................          500             28,812
                                                            ------------
                                                                 212,138
                                                            ------------
Producer Goods (2.5%)
Aeroquip-Vickers, Inc. .................          100              3,150
Allegheny Teledyne, Inc. ...............          200              4,113
Allied Signal, Inc. ....................        2,000             77,875
Avery Dennison Corp. ...................          700             29,006
Cooper Industries, Inc. ................          400             17,650
Corning, Inc. ..........................          400             14,525
Dover Corp. ............................          900             28,575
Ecolab, Inc. ...........................          600             17,925
Emerson Electric Co. ...................        1,800            118,800
FMC Corp. + ............................          100              5,106
Grainger (W.W.), Inc. ..................          200              9,213
Honeywell, Inc. ........................          600             47,925
Illinois Tool Works, Inc. ..............        1,300             83,362
Ingersoll-Rand Co. .....................        1,000             50,500

                                            Number of           Market
                                             Shares             Value
                                           ------------      ------------
Producer Goods (continued)
ITT Industries, Inc. ...................          200       $      7,150
Minnesota Mining and Manufacturing Co. .        1,500            120,000
Parker-Hannifin Corp. ..................          350             12,512
PPG Industries, Inc. ...................          900             51,469
Raychem Corp. ..........................          200              6,113
Sherwin-Williams Co. ...................          700             17,631
Thomas & Betts Corp. ...................          100              4,469
Timken Co. .............................          200              3,563
Tyco International Ltd. ................        4,200            260,137
                                                            ------------
                                                                 990,769
                                                            ------------
Semiconductors and Electronics (1.7%)
AMP, Inc. ..............................          300             12,319
Intel Corp. ............................        6,500            579,718
Pall Corp. .............................          500             12,625
Texas Instruments, Inc. ................          500             31,969
                                                            ------------
                                                                 636,631
                                                            ------------
Specialty Chemicals (0.3%)
Air Products and Chemicals, Inc. .......        1,000             37,750
Engelhard Corp. ........................          700             14,700
Grace (W.R.) & Co. .....................          100              1,738
Great Lakes Chemical Corp. .............          300             12,487
Morton International, Inc. .............          200              4,975
Praxair, Inc. ..........................          700             28,175
Sigma-Aldrich Corp. ....................          200              6,181
                                                            ------------
                                                                 106,006
                                                            ------------
Steel (0.2%)
Armco, Inc. + ..........................          200                950
Barrick Gold Corp. .....................        1,500             32,063
Nucor Corp. ............................          100              4,531
Placer Dome, Inc. ......................        1,100             17,325
USX-US Steel Group, Inc. ...............          200              4,650
                                                            ------------
                                                                  59,519
                                                            ------------
Surface Transport (0.4%)
Burlington Northern Santa Fe Corp. .....        1,900             58,663
CSX Corp. ..............................          800             31,400
FDX Corp. Holding Co. + ................          580             30,486
Norfolk Southern Corp. .................        1,500             49,406
                                                            ------------
                                                                 169,955
                                                            ------------
Textiles and Apparel (0.1%)
Fruit of The Loom, Inc. + ..............          200              3,050
Liz Claiborne, Inc. ....................          200              5,875
Venator Group, Inc. ....................          200              1,688
VF Corp. ...............................          400             16,725
                                                            ------------
                                                                  27,338
                                                            ------------
Tobacco (1.3%)
Philip Morris Co., Inc. ................        9,400            480,575
UST, Inc. ..............................        1,100             37,400
                                                            ------------
                                                                 517,975
                                                            ------------
Total Common Stocks
 (Cost $32,918,684)                                           37,292,468
                                                            ------------

                                     See Notes to Portfolio of Investments.   19

Index Plus Funds
Portfolio of Investments - October 31, 1998
Index Plus Large Cap (continued)
--------------------------------------------------------------------------------

                                           Principal           Market
                                            Amount              Value
                                          -------------     ------------
SHORT-TERM INVESTMENTS (4.0%)
Federal Home Loan Mortgage Corp.,
 5.42%, 11/02/98........................  $ 1,463,000       $  1,463,000
U.S. Treasury Bill, 3.88%, 2/18/99 .....      100,000             98,746
                                                            ------------
Total Short-term Investments
 (Cost $1,561,836)                                             1,561,746
                                                            ------------
Total Investments (Cost $34,480,520)(a)                       38,854,214
Other assets less liabilities                                    147,817
                                                            ------------
Total Net Assets                                             $39,002,031
                                                            ============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $35,248,527. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains............................................. $4,236,773

Unrealized losses............................................   (631,086)
                                                             -----------

 Net unrealized gain......................................... $3,605,687
                                                             ===========

+ Non-income producing security.

Category percentages are based on net assets.

20   See Notes to Financial Statements.

Index Plus Funds
Portfolio of Investments - October 31, 1998
Index Plus Mid Cap
--------------------------------------------------------------------------------

                                          Number of          Market
                                           Shares             Value
                                         ------------     -----------
COMMON STOCKS (99.1%)
Air Transport (0.7%)
Airborne Freight Corp. ................       600         $    14,062
Alaska Air Group,  Inc. + .............       200               7,188
ASA Holdings,  Inc. ...................       200               7,175
CNF Transportation, Inc. ..............       700              21,175
                                                          -----------
                                                               49,600
                                                          -----------
Auto Parts and Hardware (0.2%)
Carlisle Co., Inc. ....................       300              11,588
                                                          -----------
Automotive (2.3%)
Arvin Industries, Inc. ................       200               7,925
Federal-Mogul Corp. ...................       700              37,931
Harley-Davidson,  Inc. ................     2,400              93,000
J.B. Hunt Transport Services,  Inc. ...       600              10,050
Meritor Automotive, Inc. ..............       500               9,344
Modine Manufacturing Co. ..............       300               9,825
                                                          -----------
                                                              168,075
                                                          -----------
Banks and Thrifts (9.2%)
Associated Banc-Corp. .................       400              14,050
Charter One Financial, Inc. ...........       945              25,928
City National Corp. ...................       900              30,769
Crestar Financial Corp. ...............     1,700             111,987
Dime Bancorp, Inc. ....................     1,700              40,481
First Security Corp. ..................     1,300              26,569
First Tennessee National Corp. ........       900              28,519
First Virginia Banks,  Inc. ...........       500              22,812
Firststar Corp. .......................     1,100              62,425
Hibernia Corp. ........................       900              15,019
Marshall & Ilsley Corp. ...............       800              39,000
Mercantile Bankshares Corp. ...........       500              16,313
North Fork Bancorp, Inc. ..............     1,000              19,875
Old Kent Financial Corp. ..............     1,970              82,863
Pacific Century Financial Corp. .......       600              12,225
Provident Financial Group, Inc. .......       300              11,559
SouthTrust Corp. ......................     1,200              43,800
Sovereign Bancorp, Inc. ...............     1,200              15,750
TCF Financial Corp. ...................       600              14,138
Wilmington Trust Corp. ................       300              16,519
Zion Bancorporation ...................       500              26,531
                                                          -----------
                                                              677,132
                                                          -----------
Biotech and Medical Products (5.3%)
Beckman Coulter Inc. ..................       200               9,400
Biogen, Inc. + ........................     1,100              76,450
Chiron Corp. + ........................     1,200              27,000
DENTSPLY International, Inc. ..........       500              12,875
Genzyme Corp. + .......................       600              25,237
Hillenbrand Industries, Inc. ..........       500              29,594
Mylan Laboratories, Inc. ..............       900              30,994
Quintiles Transnational Corp. + .......       600              27,150
Steris Corp. + ........................     1,300              29,900
Sybron International Corp. + ..........     1,000              24,750

                                          Number of          Market
                                           Shares             Value
                                         ------------     -----------
Biotech and Medical Products (continued)
Watson Pharmaceuticals, Inc. + ........     1,700         $    94,562
                                                          -----------
                                                              387,912
                                                          -----------
Commercial Services (3.4%)
ACNielsen Corp. + .....................       400              10,700
Cintas Corp. ..........................     1,800              96,300
Kelly Services, Inc. ..................       200               6,288
Manpower,  Inc. .......................       600              14,475
Ogden Corp. ...........................       500              13,438
Robert Half International, Inc. + .....     1,300              52,162
Viad Corp. ............................     1,400              38,412
Whitman Corp. .........................       800              17,150
                                                          -----------
                                                              248,925
                                                          -----------
Computers (0.6%)
Arrow Electronics,  Inc. + ............       700              15,269
NCR Corp. + ...........................       800              26,900
                                                          -----------
                                                               42,169
                                                          -----------
Conglomerate and Aerospace (1.6%)
Cordant Technologies, Inc. ............       300              12,206
Gencorp, Inc. .........................       600              13,275
Lancaster Colony Corp. ................       300               9,000
Lear Corp. + ..........................       500              16,063
Litton Industries,  Inc. + ............       300              19,575
Newport News Shipbuilding, Inc. .......       700              18,419
Pittston Brink's Group ................       400              11,900
Sundstrand Corp. ......................       400              18,775
                                                          -----------
                                                              119,213
                                                          -----------
Consumer Finance (0.8%)
Comdisco,  Inc. .......................     1,000              15,438
Finova Group, Inc. (The) ..............       400              19,500
GATX Corp. ............................       800              27,600
                                                          -----------
                                                               62,538
                                                          -----------
Consumer Products (1.1%)
Church & Dwight, Inc. .................       200               6,138
Dial Corp. ............................       800              22,050
Tyson Foods,  Inc. ....................     2,200              50,600
                                                          -----------
                                                               78,788
                                                          -----------
Consumer Services (1.7%)
Bob Evans Farms, Inc. .................       600              11,813
Brinker International, Inc. + .........       600              14,512
Buffets, Inc. + .......................       400               4,325
Cracker Barrel Old Country Store, Inc.        500              12,938
Outback Steakhouse,  Inc. + ...........       500              17,312
Promus Hotel Corp. + ..................       600              19,125
Starbucks Corp. + .....................       600              26,025
Stewart Enterprises,  Inc. ............       800              18,450
                                                          -----------
                                                              124,500
                                                          -----------
Data and Imaging Services (13.9%)
America Online, Inc. ..................     2,800             355,775

                                     See Notes to Portfolio of Investments.   21

Index Plus Funds
Portfolio of Investments - October 31, 1998
Index Plus Mid Cap (continued)
--------------------------------------------------------------------------------

                                          Number of          Market
                                           Shares             Value
                                         ------------     -----------
Data and Imaging Services (continued)
American Standard Companies + .........       500         $    15,969
Cadence Design Systems, Inc. + ........     1,500              32,062
Citrix Systems, Inc. + ................       600              42,525
Compuware Corp. + .....................     2,600             140,887
Electronic Arts, Inc. + ...............       800              32,900
Fiserv,  Inc. + .......................       600              27,900
Intuit Inc. + .........................       400              20,200
Keane, Inc. + .........................     1,000              33,250
Network Associates, Inc. + ............     1,000              42,500
Platinum Technology, Inc. + ...........       500               8,219
Policy Management Systems Corp. + .....       700              31,806
Siebel Systems, Inc. + ................       600              12,263
Sterling Commerce, Inc. + .............       700              24,675
Sterling Software, Inc. + .............     1,200              31,425
Storage Technology Corp. + ............     1,700              56,844
Sungard Data Systems, Inc. + ..........     1,400              47,250
Symantec Corp. + ......................       600               9,600
Symbol Technologies, Inc. .............       850              38,037
Synopsys, Inc. + ......................       500              22,625
                                                          -----------
                                                            1,026,712
                                                          -----------
Discretionary Retail (6.7%)
Abercrombie & Fitch Co. + .............       700              27,781
Barnes & Noble, Inc. + ................       500              16,312
Bed Bath & Beyond, Inc. + .............     2,000              55,125
Best Buy Co., Inc. + ..................     1,500              72,000
BJ's Wholesale Club, Inc. + ...........       300              10,781
Borders Group,  Inc. + ................       600              15,225
Dollar Tree Stores, Inc. + ............     1,100              42,419
Family Dollar Stores, Inc. ............     2,500              45,312
General Nutrition Companies,  Inc. + ..       600               8,737
Hannaford Bros. Co. ...................       300              13,144
Office Depot, Inc. + ..................     3,500              87,500
Officemax, Inc. + .....................       900               8,213
Payless ShoeSource,  Inc. + ...........       300              14,081
Ross Stores, Inc. .....................       700              22,750
Saks Inc. + ...........................     2,100              47,775
Tiffany & Co. .........................       200               6,463
                                                          -----------
                                                              493,618
                                                          -----------
Drugs (0.8%)
Forest Laboratories, Inc. + ...........       600              25,087
ICN Pharmaceuticals, Inc. .............       500              11,688
Omnicare, Inc. ........................       600              20,738
                                                          -----------
                                                               57,513
                                                          -----------
Electric Utilities (8.4%)
Allegheny Energy, Inc. ................       800              24,600
American Financial Group,  Inc. .......       400              14,025
Black Hills Corp. .....................       150               3,872
CalEnergy Co., Inc. + .................       600              16,425
Cleco Corp. ...........................       200               6,762
CMS Energy Corp. ......................       700              30,844
Conectiv, Inc. ........................     1,450              33,169

                                          Number of          Market
                                           Shares             Value
                                         ------------     -----------
Electric Utilities (continued)
Energy East Corp. .....................     1,000         $    48,875
Florida Progress Corp. ................     1,800              75,487
Hawaiian Electric Industries, Inc. ....       200               7,925
Interstate Energy Corp. ...............       700              21,656
IPALCO Enterprises, Inc. ..............       800              36,700
Kansas City Power & Light Co. .........     1,100              31,694
Midamerican Energy Holdings Corp. .....     1,300              33,800
Minnesota Power, Inc. .................       500              20,969
Montana Power Co. .....................       700              30,319
Nevada Power Co. ......................       500              12,625
New England Electric System ...........       400              16,275
Nipsco Industries, Inc. ...............       900              26,944
OGE Energy Corp. ......................       800              21,250
Pinnacle West Capital Corp. ...........     1,300              56,956
Public Service Co. of New Mexico ......       600              13,237
Puget Sound Energy, Inc. ..............       800              21,600
Utilicorp United, Inc. ................       400              14,375
                                                          -----------
                                                              620,384
                                                          -----------
Electrical Machinery and Instruments (1.4%)
Diebold, Inc. .........................       500              15,594
Lexmark International Group, Inc. + ...     1,200              83,925
                                                          -----------
                                                               99,519
                                                          -----------
Electronic Media (0.1%)
Houghton Mifflin Co. ..................       200               7,800
                                                          -----------
Food and Beverage (1.9%)
Dean Foods Co. ........................       300              14,063
Dole Food Co., Inc. ...................       500              15,063
Flowers Industries, Inc. ..............       700              14,350
Hormel Foods Corp. ....................       600              19,537
IBP, Inc. .............................       700              18,944
Interstate Bakeries Corp. .............       500              12,531
Lance, Inc. ...........................       200               3,825
McCormick & Co., Inc. .................       900              27,956
Universal Foods Corp. .................       600              13,013
                                                          -----------
                                                              139,282
                                                          -----------
Food and Drug Retail (0.3%)
Ruddick Corp. .........................       300               5,831
U.S. Foodservice + ....................       400              19,000
                                                          -----------
                                                               24,831
                                                          -----------
Forest Products and Building Materials (2.3%)
Calmat Co. ............................       200               4,688
Consolidated Papers, Inc. .............       600              14,437
Georgia-Pacific Corp. .................       600              13,313
Martin Marietta Materials, Inc. .......       600              29,437
Sonoco Products Co. ...................       770              21,849
Southdown, Inc. .......................       500              27,219
Vulcan Materials Co. ..................       500              59,312
                                                          -----------
                                                              170,255
                                                          -----------

22   See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                          Number of          Market
                                           Shares             Value
                                         ------------     -----------
Gas Utilities (1.5%)
El Paso Energy Corp. ..................       900         $    31,894
Keyspan Energy ........................     1,200              35,850
KN Energy, Inc. .......................       400              19,875
National Fuel Gas Co. .................       300              14,175
Questar Corp. .........................       600              11,812
                                                          -----------
                                                              113,606
                                                          -----------
Health Services (4.9%)
Allegiance Corp. ......................     1,600              59,500
Bergen Brunswig Corp. .................       300              14,644
Beverly Enterprises, Inc. .............     1,100               7,425
First Health Group Corp. + ............       500              11,531
Health Management Associates, Inc. + ..     3,700              65,906
Lincare Holdings, Inc. + ..............       800              31,950
McKesson Corp. ........................     1,500             115,500
NovaCare, Inc. + ......................       600               2,475
PacifiCare Health Systems, Inc. + .....       200              15,750
PSS World Medical, Inc. + .............       500              11,063
Quorum Health Group, Inc. + ...........       700              10,150
Total Renal Care Holdings, Inc. + .....       600              14,700
                                                          -----------
                                                              360,594
                                                          -----------
Housing and Furnishings (1.2%)
Clayton Homes, Inc. ...................       800              12,350
Herman Miller, Inc. ...................     1,700              37,506
Hon Industries, Inc. ..................       400               8,475
Leggett & Platt, Inc. .................     1,400              32,725
                                                          -----------
                                                               91,056
                                                          -----------
Industrial Services (0.9%)
Allied Waste Industries, Inc. + .......     2,000              43,250
Granite Construction, Inc. ............       450              14,991
Jacobs Engineering Group, Inc. + ......       300               9,787
                                                          -----------
                                                               68,028
                                                          -----------
Insurance (4.2%)
AFLAC, Inc. ...........................     1,800              68,625
AMBAC, Inc. ...........................     1,100              64,006
HSB Group, Inc. .......................       400              16,150
Old Republic International Corp. ......     1,850              35,150
PMI Group, Inc. (The) .................       600              30,263
Protective Life Corp. .................       900              33,356
Reliastar Financial Corp. .............     1,400              61,337
                                                          -----------
                                                              308,887
                                                          -----------
Investment Services (1.5%)
Edwards (A.G.), Inc. ..................       600              20,738
Greenpoint Financial Corp. ............       700              22,969
Paine Webber Group, Inc. ..............     1,100              36,781
T. Rowe Price & Associates ............       900              32,006
                                                          -----------
                                                              112,494
                                                          -----------
Major Telecommunications (1.4%)
SBC Communications, Inc. ..............     2,284             105,770
                                                          -----------
Oil (0.6%)
Lyondell Petrochemical Co. ............       500               8,438

                                          Number of          Market
                                           Shares             Value
                                         ------------     -----------
Oil (continued)
Tosco Corp. ...........................     1,300         $    36,481
                                                          -----------
                                                               44,919
                                                          -----------
Oil Services (0.1%)
Varco International, Inc. + ..........     1,000              10,813
                                                          -----------
Other Telecommunications (7.3%)
Aliant Communications, Inc. ...........       200               5,644
American Water Works Co., Inc. ........     1,100              35,131
Century Telephone Enterprises .........     1,750              99,422
Cincinnati Bell Inc. ..................     1,000              25,938
Comcast Corp. .........................       700              27,606
Comverse Technology, Inc. + ...........       300              13,800
Idacorp Inc. ..........................       400              12,500
Illinova Corp. ........................       500              12,656
LG&E Energy Corp. .....................     2,400              63,300
New Century Energies, Inc. ............       900              43,481
Northeast Utilities + .................       900              14,063
Potomac Electric Power Co. ............     2,200              57,612
Qualcomm Incorporated .................       500              27,813
Scana Corp. ...........................       800              27,050
TCA Cable TV, Inc. ....................       300               8,306
Teco Energy, Inc. .....................     1,000              27,625
Vanguard Cellular Systems, Inc. + .....       500              11,500
Wisconsin Energy Corp. ................       800              24,500
                                                          -----------
                                                              537,947
                                                          -----------
Print Media (0.9%)
Media General, Inc. + .................       300              13,425
Washington Post Co. ...................       100              53,100
                                                          -----------
                                                               66,525
                                                          -----------
Producer Goods (3.5%)
American Power Conversion Corp. + .....       700              29,706
AMETEK, Inc. ..........................       300               6,356
Danaher Corp. .........................     2,500              99,844
Donaldson Co., Inc. ...................       500               9,094
Ferro Corp. ...........................       400              10,200
Harsco Corp. ..........................       300               9,825
Kaydon Corp. ..........................       200               7,025
Mark IV Industries, Inc. ..............       400               6,150
Pentair, Inc. .........................       300              11,288
Precision Castparts Corp. .............       200               8,800
Premark International, Inc. ...........       600              19,012
RPM, Inc. .............................       900              15,131
Teleflex, Inc. ........................       300              11,606
Trinity Industries, Inc. ..............       300              11,138
Watts Industries, Inc. ................       200               3,675
                                                          -----------
                                                              258,850
                                                          -----------
Semiconductors and Electronics (3.6%)
ADC Telecommunications, Inc. + ........       900              20,700
Altera Corp. + ........................       700              29,137
Avnet, Inc. ...........................       300              14,925
Covance, Inc. + .......................       400              11,150
Hubbell, Inc. + .......................       400              15,950

                                     See Notes to Portfolio of Investments.   23

Index Plus Funds
Portfolio of Investments - October 31, 1998
Index Plus Mid Cap (continued)
--------------------------------------------------------------------------------

                                          Number of          Market
                                           Shares             Value
                                         ------------     -----------
Semiconductors and Electronics (continued)
International Game Technology .........       800         $    18,050
Linear Technology Corp. ...............       500              29,812
Maxim Integrated Products, Inc. + .....       900              32,119
Solectron Corp. + .....................     1,100              62,975
Tech Data Corp. + .....................       400              15,750
York International Corp. ..............       300              11,288
                                                          -----------
                                                              261,856
                                                          -----------
Specialty Chemicals (1.9%)
Albemarle Corp. .......................       500               9,531
Cabot Corp. ...........................       500              14,031
Crompton & Knowles Corp. ..............       600               9,637
Dexter Corp. ..........................       200               5,850
Georgia Gulf Corp. ....................       200               3,413
Minerals Technologies Inc. ............       200               9,113
NCH Corp. .............................       100               6,850
NOVA Corp. + ..........................       500              14,437
Olin Corp. ............................       500              13,844
Schulman (A.), Inc. ...................       400               7,950
Solutia, Inc. .........................     1,800              39,487
Wellman, Inc. .........................       300               3,769
                                                          -----------
                                                              137,912
                                                          -----------
Steel (0.2%)
Cleveland-Cliffs, Inc. ................       200               7,937
Maxxam, Inc. + ........................       100               5,294
                                                          -----------
                                                               13,231
                                                          -----------
Surface Transport (0.9%)
Arnold Industries, Inc. ...............       200               2,550
Kansas City Southern Industries, Inc. .     1,600              61,800
                                                          -----------
                                                               64,350
                                                          -----------
Textiles and Apparel (1.7%)
Burlington Industries, Inc. + .........       400               3,700
Jones Apparel Group, Inc. + ...........     1,400              24,150
Shaw Industries, Inc. .................     1,700              29,538
Unifi, Inc. ...........................       600              10,125
Warnaco Group, Inc. (The) .............       900              23,006
Westpoint Stevens, Inc. + .............     1,100              31,281
                                                          -----------
                                                              121,800
                                                          -----------
Tobacco (0.1%)
Universal Corp. .......................       200               7,425
                                                          -----------
Total Common Stocks (Cost $6,939,205)                       7,296,417
                                                          -----------
Total Investments (Cost $6,939,205)(a)                      7,296,417
Other assets less liabilities                                  68,591
                                                          -----------
Total Net Assets                                           $7,365,008
                                                          ===========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $7,025,986. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains .........................................  $ 830,016

Unrealized losses ........................................   (559,585)
                                                            ---------

 Net unrealized gain .....................................  $ 270,431
                                                            =========

+ Non-income producing security.

Category percentages are based on net assets.

24   See Notes to Financial Statements.

Index Plus Funds
Portfolio of Investments - October 31, 1998
Index Plus Small Cap
--------------------------------------------------------------------------------

                                            Number of          Market
                                             Shares             Value
                                           ------------     -----------
COMMON STOCKS (96.8%)
Air Transport (2.1%)
Air Express International Corp.                 800           $   16,800
Comair Holdings, Inc. ..........              2,300               75,612
Expeditors International of
 Washington, Inc. ..............                400               13,550
Fritz Companies, Inc. + ........                600                5,325
SkyWest, Inc. ..................              1,000               25,500
                                                              ----------
                                                                 136,787
                                                              ----------
Auto Parts and Hardware (0.9%)
Barnes Group, Inc. .............                300                7,875
CLARCOR, Inc. ..................                600               10,125
Myers Industries, Inc. .........                300                7,200
Standard Motor Products, Inc. ..                600               13,350
TBC Corp. + ....................              1,100                7,631
WD-40 Co. ......................                300                7,950
Wynn's International, Inc. .....                300                5,644
                                                              ----------
                                                                  59,775
                                                              ----------
Automotive (0.7%)
Gentex Corp. + .................              1,200               17,625
Kirby Corp. + ..................                400                8,475
Simpson Industries, Inc. .......                900               10,519
Smith (A.O.) Corp. .............                300                6,131
Standard Products Co. ..........                300                4,706
                                                              ----------
                                                                  47,456
                                                              ----------
Banks and Thrifts (8.7%)
American Management Systems,
  Inc. + .......................              1,400               42,962
AMRESCO,  Inc. + ...............                700                4,856
Astoria Financial Corp. ........                900               38,700
CCB Financial Corp. ............              1,400               73,675
Centura Banks, Inc. ............                500               34,500
Commerce Bancorp, Inc. .........                750               30,469
Commercial Federal Corp. .......              1,100               24,956
Cullen/Frost Bankers, Inc. .....                400               21,300
Downey Financial Corp. .........              1,135               26,602
FirstMerit Corp. ...............              1,100               29,150
HUBCO, Inc. ....................                715               19,305
JSB Financial, Inc. ............                200               10,563
Keystone Financial, Inc. .......                900               26,325
Macromedia Inc. + ..............              1,300               26,000
National Data Corp. ............                600               20,325
Riggs National Corp. ...........              1,100               26,537
Silicon Valley Bancshares + ....                700               14,350
State Paul Bancorp, Inc. .......                600               12,338
U.S. Trust Corp. ...............                700               44,581
UST Corp. ......................                600               13,875
Whitney Holdings Corp. .........                400               14,700
                                                              ----------
                                                                 556,069
                                                              ----------
Biotech and Medical Products (4.2%)
ADAC Laboratories + ............                700               20,738
Alpharma, Inc. .................                300                8,306
Ballard Medical Products .......                500               10,625

                                            Number of          Market
                                             Shares             Value
                                           ------------     -----------
Biotech and Medical Products (continued)
Cooper Companies, Inc. + .......                500           $   11,875
Curative Health Services,
  Inc. + .......................                500               13,625
Datascope Corp. + ..............                600               13,538
IDEXX Laboratories, Inc. + .....                800               18,250
Incyte Pharmaceuticals, Inc. + .                500               15,250
Invacare Corp. .................                500               11,250
MedImmune, Inc. + ..............              1,000               67,250
Resound Corp. + ................              1,000                4,750
Safeskin Corp. + ...............              1,800               39,825
VISX, Inc. + ...................                500               25,062
Vital Signs, Inc. ..............                300                4,800
                                                              ----------
                                                                 265,144
                                                              ----------
Chemicals (0.1%)
Quaker Chemical Corp. ..........                300                4,238
                                                              ----------
Commercial Services (8.9%)
ABM Industries, Inc. ...........                500               14,000
ADVO, Inc. + ...................                900               22,894
Angelica Corp. .................                200                3,488
Bowne & Co., Inc. ..............              1,400               18,812
Catalina Marketing Corp. + .....                300               14,306
Central Parking Corp. ..........              1,000               41,937
Consolidated Graphics, Inc. + ..                500               23,719
Corn Products International,
 Inc. ..........................                700               19,950
DAKALB Genetics Corp. ..........              1,200              109,950
Devry,  Inc. + .................              2,300               50,600
G & K Services, Inc. ...........                700               32,025
HA-LO Industries, Inc. + .......                400               11,300
Interim Services, Inc. + .......              1,700               36,125
Merrill Corp. ..................                300                5,025
NFO Worldwide, Inc. + ..........                300                2,813
PAREXEL International Corp. + ..                500               11,031
Pre-Paid Legal Services, Inc. +.                400                9,575
Service Experts, Inc. + ........                600               18,112
Superior Services, Inc. + ......                500               10,500
Thor Industries, Inc. ..........                300                6,675
True North Communications, Inc..                800               18,900
Valassis Communications, Inc. +                 800               31,900
Winnebago Industries, Inc. .....                900                9,619
World Color Press, Inc. + ......              1,400               42,525
                                                              ----------
                                                                 565,781
                                                              ----------
Computers (0.6%)
Computer Task Group, Inc. ......                400               12,250
Henry (Jack) & Associates, Inc.                 600               27,375
                                                              ----------
                                                                  39,625
                                                              ----------
Conglomerate and Aerospace (1.4%)
AAR Corp. ......................                450               10,406
Alliant Techsystems, Inc. + ....                200               14,000
Anixter International, Inc. + ..                700               10,806
BE Aerospace, Inc. + ...........                600               12,900
Kaman Corp. ....................                700               11,375
Orbital Sciences Corp. + .......                600               19,800

                                     See Notes to Portfolio of Investments.   25

Index Plus Funds
Portfolio of Investments - October 31, 1998
Index Plus Small Cap (continued)
--------------------------------------------------------------------------------

                                            Number of          Market
                                             Shares             Value
                                           ------------     -----------
Conglomerate and Aerospace (continued)
Triarc Co., Inc. + .............                500           $    7,813
                                                              ----------
                                                                  87,100
                                                              ----------
Consumer Services (2.1%)
Applebee's International, Inc. .                500               10,187
CEC Entertainment, Inc. + ......                700               19,775
CKE Restaurants, Inc. ..........                700               18,419
Consolidated Products, Inc. + ..                400                7,400
Foodmaker, Inc. + ..............              1,000               15,812
Grand Casinos, Inc. + ..........                800                7,050
IHOP Corp. + ...................                200                7,850
Luby's Cafeterias, Inc. ........                400                5,950
Marcus Corp. ...................                300                4,613
Ruby Tuesday, Inc. .............                800               13,500
Ryan's Family Steak Houses,
  Inc. + .......................                800                8,600
Sonic Corp. + ..................                450                8,550
TCBY Enterprises, Inc. .........                400                2,825
                                                              ----------
                                                                 130,531
                                                              ----------
Consumer Specialties (1.2%)
Huffy Corp. ....................                300                3,806
Polaris Industries, Inc. .......                900               30,937
Russ Berrie & Co., Inc. ........                400                7,900
Scotts Co. (The) + .............                400               13,350
Sola International, Inc. + .....                600               11,513
Sturm, Ruger & Co., Inc. .......                700                9,669
                                                              ----------
                                                                  77,175
                                                              ----------
Data and Imaging Services (5.4%)
Acxiom Corp. + .................              2,400               60,300
Analysts International Corp. ...                400                7,025
BISYS Group, Inc. (The) + ......                400               17,500
Boole & Babbage, Inc. + ........                450               11,981
Ciber, Inc. + ..................              1,600               31,400
Digi International, Inc. + .....                700               10,500
Filenet Corp. + ................              1,200               11,100
Gerber Scientific, Inc. ........                400                9,050
Harmon Industries, Inc. ........                450               11,419
HNC Software Inc. + ............                400               13,450
InterVoice, Inc. + .............                500               14,250
Kronos, Inc. + .................                100                3,600
Mercury Interactive Corp. + ....                600               24,900
National Computer Systems, Inc.                 500               14,000
National Instruments Corp. + ...                600               16,425
Platinum Software Corp. ........                900                8,438
Progress Software Corp. + ......                650               16,941
Technology Solutions Co. + .....                750                9,000
Telxon Corp. ...................                300                6,150
Xircom, Inc. + .................                800               23,600
Xylan Corp. + ..................              1,600               25,600
                                                              ----------
                                                                 346,629
                                                              ----------
Discretionary Retail (6.7%)
Ann Taylor Stores Corp. + ......                900               26,100
Building Material Holding
 Corp. + .......................                300                3,338

                                            Number of          Market
                                             Shares             Value
                                           ------------     -----------
Discretionary Retail (continued)
Cash America International,
  Inc. .........................                400           $    5,000
Cato Corp. (The) ...............              1,100               14,644
Cheesecake Factory, Inc. (The) +                700               13,388
Discount Auto Parts, Inc. + ....                400                9,650
Dress Barn, Inc. + .............                800               11,300
Eagle Hardware & Garden, Inc. +               1,000               23,250
Footstar, Inc. + ...............                900               23,512
Goody's Family Clothing, Inc. +               1,100               11,756
Hancock Fabrics, Inc. ..........                800                6,950
Just For Feet, Inc. + ..........              1,200               20,325
Linens 'n Things, Inc. + .......              1,600               49,500
Men's Wearhouse, Inc. + ........                650               15,762
Michaels Stores, Inc. + ........                500               10,000
New England Business Service,
  Inc. .........................                200                6,225
O'Reilly Automotive, Inc. + ....                800               31,300
Pier 1 Imports, Inc. ...........              3,350               30,987
Regis Corp. ....................                800               24,550
Shopko Stores, Inc. + ..........                500               15,656
Williams-Sonoma, Inc. + ........              2,100               57,225
Zale Corp. + ...................                600               14,213
                                                              ----------
                                                                 424,631
                                                              ----------
Drugs (0.6%)
Jones Medical Industries, Inc. .                500               16,156
Roberts Pharmaceutical Corp. + .              1,100               24,475
                                                              ----------
                                                                  40,631
                                                              ----------
Electric Utilities (3.4%)
Aquarion Co. ...................                200                6,575
Central Hudson Gas & Electric
 Co. ...........................                400               16,200
Central Vermont Public Service .                600                6,488
Commonwealth Energy System Co. .                500               18,656
Consumers Water Co. ............                200                6,025
Eastern Utilities Association ..                500               12,969
Orange & Rockland Utilities,
  Inc. .........................                500               27,469
Philadelphia Suburban Corp. ....              1,000               24,562
Sierra Pacific Resources .......              1,200               43,725
TNP Enterprises, Inc. ..........                500               16,875
United Illuminating Co. ........                500               24,500
United Water Resources, Inc. ...                600               11,625
                                                              ----------
                                                                 215,669
                                                              ----------
Electronic Media (0.7%)
Hollywood Park, Inc. + .........              1,100               10,519
Metro Networks, Inc. + .........                300               10,987
Primark Corp. + ................                500               13,500
Westwood One, Inc. + ...........                600               10,800
                                                              ----------
                                                                  45,806
                                                              ----------
Food and Beverage (1.8%)
Canandiagua Brands, Inc. + .....                600               30,075
Earthgrains Co. (The) ..........              1,500               45,000
J & J Snack Foods Corp. + ......                300                6,750
Natures Sunshine Products, Inc..                300                4,762
NBTY, Inc. + ...................              2,300               18,400

26   See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                             Number of          Market
                                              Shares             Value
                                            -----------       -----------
Food and Beverage (continued)
Ralcorp Holdings, Inc. + .......                600           $   10,575
                                                              ----------
                                                                 115,562
                                                              ----------
Food and Drug Retail (1.6%)
Casey's General Stores, Inc. ...              1,800               25,200
Express Scripts, Inc. + ........                300               29,306
Fleming Companies, Inc. ........                900                9,169
Nash-Finch Co. .................                600                9,075
Richfood Holdings, Inc. ........                800               14,200
Whole Foods Market, Inc. + .....                400               16,025
                                                              ----------
                                                                 102,975
                                                              ----------
Forest Products and Building Materials (2.1%)
AptarGroup, Inc. ...............                800               21,400
Caraustar Industries, Inc. .....                600               14,250
Delta & Pine Land Co. ..........                700               23,362
Florida Rock Industries, Inc. ..                400                9,925
Lone Star Industries, Inc. .....                400               28,175
Republic Group, Inc. ...........                300                4,444
Shorewood Packaging Corp. + ....                750               12,000
TJ International, Inc. .........                400                7,875
Universal Forest ...............                600                9,675
                                                              ----------
                                                                 131,106
                                                              ----------
Gas Utilities (1.7%)
Atmos Energy Corp. .............                500               14,844
Connecticut Energy Corp. .......                200                5,600
New Jersey Resources Corp. .....                400               15,375
Northwest Natural Gas Co. ......                500               13,937
Pennsylvania Enterprises, Inc. .                200                4,950
Piedmont Natural Gas, Inc. .....                500               17,375
Southwest Gas Corp. ............                500               11,844
Wicor, Inc. ....................              1,000               24,375
                                                              ----------
                                                                 108,300
                                                              ----------
Health Services (3.3%)
Access Health, Inc. + ..........                400               14,350
Bindley Western Industries,
  Inc. .........................                700               25,375
Cerner Corp. + .................                600               13,425
Integrated Health Services, Inc.                900               14,569
Mariner Post-Acute Network,
 Inc. + ........................                700                4,069
MedQuist, Inc. + ...............                900               24,244
Orthodontic Centers of America,
  Inc. + .......................                900               17,044
Patterson Dental Co. + .........                600               24,750
Pediatrix Medical Group, Inc. +                 300               13,987
Renal Care Group, Inc. + .......                650               18,931
Sierra Health Services, Inc. + .                600               13,987
Universal Health Services,
 Inc. + ........................                500               25,656
                                                              ----------
                                                                 210,387
                                                              ----------
Heavy Machinery (1.3%)
Astec Industries, Inc. + .......                200               10,250
Blount, Inc. + .................                600               13,163
JLG Industries, Inc. ...........              1,500               24,844
Lindsay Manufacturing Co. ......                300                4,875
Manitowoc Co., Inc. (The) ......                300               10,500

                                            Number of           Market
                                             Shares              Value
                                           ------------       ----------
Heavy Machinery (continued)
Micros Systems Inc. + ..........                500           $   11,031
Wabash National Corp. ..........                400                7,100
                                                              ----------
                                                                  81,763
                                                              ----------
Housing and Furnishings (5.3%)
Bassett Furniture Industries,
  Inc. .........................                200                4,550
Champion Enterprises, Inc. + ...              1,700               33,787
D.R. Horton, Inc. ..............              2,075               32,941
Dixie Group, Inc. ..............                500                2,875
Ethan Allen Interiors, Inc. ....              1,000               34,375
Interface, Inc. ................              1,600               19,700
La-Z-Boy, Inc. .................              1,800               33,075
MDC Holdings, Inc. .............                700               12,294
Mohawk Industries, Inc. + ......              1,900               57,356
National Presto Industries,
  Inc. .........................                100                3,856
Oakwood Homes Corp. ............                800               12,600
Pillowtex Corp. ................                500               16,250
Ryland Group, Inc. .............                700               17,413
Skyline Corp. ..................                200                6,213
Southern Energy Hampshire + ....                400                2,300
Standard Pacific Corp. .........              1,100               10,656
Toll Brothers, Inc. + ..........              1,200               27,825
U.S. Home Corp. + ..............                200                6,325
                                                              ----------
                                                                 334,391
                                                              ----------
Industrial Services (0.6%)
Butler Manufacturing Co. .......                100                2,250
Insituform Tecnolnologies + ....              1,000               12,062
Morrison Knudsen Corp. + .......              1,000                9,938
Watsco, Inc. ...................                750               12,703
                                                              ----------
                                                                  36,953
                                                              ----------
Insurance (8.5%)
American Bankers Insurance Group              1,500               67,031
Americredit Corp. + ............              2,000               26,750
Capital Re Corp. ...............              1,200               21,975
CMAC Investment Corp. ..........                400               16,750
Delphi Financial Group, Inc. + .                706               32,917
Enhance Financial Services
 Group, Inc. ...................              1,600               39,300
Executive Risk, Inc. ...........                200                9,500
Fidelity National Financial,
 Inc. ..........................                900               27,675
First American Financial Corp. .              1,800               56,363
Fremont General Corp. ..........              1,200               59,250
Frontier Insurance Group, Inc. .                 10                  163
Gallagher (Arthur J.) & Co. ....                400               16,950
Hilb Rogal & Hamilton Co. ......                300                5,700
Life Re Corp. ..................                600               55,988
Mutual Risk Management Ltd. ....              1,300               43,956
NAC Re Corp. ...................                300               14,531
Orion Capital Corp. ............                500               17,094
Selective Insurance Group, Inc.                 500                9,156
Trenwick Group, Inc. ...........                300                9,975
Zenith National Insurance ......                400               10,225
                                                              ----------
                                                                 541,249
                                                              ----------

                                     See Notes to Portfolio of Investments.   27

Index Plus Funds
Portfolio of Investments - October 31, 1998
Index Plus Small Cap (continued)
--------------------------------------------------------------------------------

                                             Number of          Market
                                              Shares             Value
                                            -----------       -----------
Investment Services (5.4%)
Anchor Bancorp Wisconsin, Inc. .                600           $   12,900
Banknorth Group, Inc. ..........                500               15,937
Carolina First Corp. ...........                600               13,838
Dain Rauscher Corp. ............                200                6,800
Dames & Moore Group ............                400                4,800
Eaton Vance Corp. ..............                500               11,188
Envoy Corp. + ..................                400               11,800
First Bancorp ..................              1,100               26,469
First Midwest Bancorp, Inc. ....                400               16,400
Legg Mason, Inc. ...............                900               23,906
MAF Bancorp, Inc. ..............                900               22,050
Pioneer Group, Inc. ............                400                5,725
Premier Bancshare ..............                600               13,200
Queens County Bancorp, Inc. ....                450               13,416
Raymond James Financial, Inc. ..                850               19,497
SEI Investments Co. ............                700               58,012
Susquehanna Bancshares, Inc. ...                600               13,575
Trustco Bank Corp. Ny ..........                460               12,880
United Bankshares, Inc. ........              1,500               40,125
                                                              ----------
                                                                 342,518
                                                              ----------
Miscellaneous Metals (0.2%)
Amcol International Corp. ......                700                7,087
Imco Recycling, Inc. ...........                300                4,144
                                                              ----------
                                                                  11,231
                                                              ----------
Oil (0.4%)
Devon Energy Corp. .............                600               20,325
Plains Resources + .............                300                5,100
                                                              ----------
                                                                  25,425
                                                              ----------
Oil Services (0.3%)
Daniel Industries, Inc. ........                600                8,325
Oceaneering International,
 Inc. + ........................                400                5,750
Seitel, Inc. + .................                400                5,300
                                                              ----------
                                                                  19,375
                                                              ----------
Other Telecommunications (1.0%)
American States Water Co. ......                200                5,250
Aspect Telecommunications
 Corp. + .......................              1,700               25,713
California Microwave, Inc. + ...                300                2,306
Cilcorp, Inc. ..................                300               15,450
Dialogic Corp. + ...............                400                9,000
Inter-Tel Incorporated &
 Subsidiaries...................                400                7,225
                                                              ----------
                                                                  64,944
                                                              ----------
Producer Goods (5.3%)
Amcast Industrial Corp. ........                200                3,425
Applied Power, Inc. ............                600               16,537
Baldor Electric Co. ............                600               12,600
Brady (W.H.) Co. ...............                400                9,200
Buckeye Technologies, Inc. + ...                600               12,000
Cable Design Technologies + ....                500                8,250
Castle (A.M.) & Co. ............                200                3,725
Commercial Metals Co. ..........                300                7,988
Graco, Inc. ....................                900               23,737
                                             Number of          Market
                                              Shares             Value
                                            -----------       ----------
Producer Goods (continued)
Griffon Corp. + ................                700            $   6,869
Halter Marine Group, Inc. + ....                700                6,038
Hughes Supply, Inc. ............                900               23,906
Intermet Corp. .................                500                8,125
Juno Lighting, Inc. ............                500               11,875
Kuhlman Corp. ..................                400               10,600
Lilly Industries, Inc. .........                600               11,512
MacDermid, Inc. ................                400               14,650
McWhorter Technologies, Inc. + .                200                4,075
Mueller Industries, Inc. + .....              1,200               27,000
O'Sullivan Corp. ...............                600                4,875
Oak Industries, Inc. + .........                300                8,119
Regal Beloit ...................                500               10,531
Robbins & Myers, Inc. ..........                400                9,450
SPS Technologies, Inc. + .......                200                9,900
Standex International Corp. ....                500               12,344
Steel Technologies, Inc. .......                300                2,119
Thomas Industries, Inc. ........                600               10,875
Tredegar Industries, Inc. ......                700               15,794
Valmont Industries .............                700               11,025
Wolverine Tube, Inc. + .........                300                6,356
Zebra Technologies, Inc. + .....                500               16,375
                                                              ----------
                                                                 339,875
                                                              ----------
Semiconductors and Electronics (4.5%)
Avid Technology, Inc. + ........                400               10,350
Bell Industries, Inc. + ........                300                2,981
Benchmark Electronics, Inc. + ..                400                9,425
Brightpoint, Inc. + ............              1,000               12,250
Burr-Brown Corp. + .............                600               11,138
C-Cube Microsystems, Inc. + ....                700               12,512
Commscope, Inc. + ..............                800               11,150
CTS Corp. ......................                200                5,925
Dallas Semiconductor Corp. .....                700               25,900
Etec Systems, Inc. + ...........                400               13,550
Harman International Industries                 400               16,175
Lattice Semiconductor Corp. + ..                400               13,600
Methode Electronics, Inc. ......                600                9,225
Plexus Corp. + .................                300                7,463
Sanmina Corp. + ................                800               32,800
Technitrol, Inc. ...............                300                8,175
Vicor Corp. + ..................                600                5,625
Vitesse Semiconductor Corp. + ..              2,500               80,625
                                                              ----------
                                                                 288,869
                                                              ----------
Specialty Chemicals (0.8%)
Cambrex Corp. ..................                600               15,338
Chemed Corp. ...................                200                6,325
ChemFirst Inc. .................                500                9,688
OM Group, Inc. .................                500               16,312
Penford Corp. ..................                100                1,400
                                                              ----------
                                                                  49,063
                                                              ----------

28   See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                            Number of          Market
                                             Shares             Value
                                           ------------     -----------
Steel (0.9%)
Northwestern Steel & Wire Co. +                 900           $    1,378
Quanex Corp. ...................                300                5,063
Reliance Steel & Aluminum Co. ..                400               12,375
Texas Industries, Inc. .........                800               23,650
WHX Corp. + ....................              1,000               11,875
                                                              ----------
                                                                  54,341
                                                              ----------
Surface Transport (2.2%)
American Freightways Corp. + ...                500                4,250
Fair Isaac & Co., Inc. .........                300               12,038
Frozen Food Express Industries,
 Inc. ..........................                600                5,550
Heartland Express, Inc. + ......                500                9,000
Landstar Systems, Inc. + .......                300               10,650
M.S. Carriers, Inc. + ..........                400                8,600
Rollins Truck Leasing Corp. ....              2,100               24,412
U.S. Freightways Corp. .........                400               10,025
Werner Enterprises, Inc. .......              1,125               20,250
Whittman-Hart, Inc. + ..........              1,600               31,800
Yellow Corp. + .................                400                6,425
                                                              ----------
                                                                 143,000
                                                              ----------
Textiles and Apparel (1.8%)
Brown Group, Inc. ..............                700               11,156
Galey & Lord, Inc. + ...........                400                5,450
Guilford Mills,  Inc. ..........                900               11,250
Justin Industries ..............                600                8,700
Kellwood Co. ...................                500               13,625
Nautica Enterprises, Inc. + ....              1,000               20,687
Oshkosh B'Gosh, Inc. ...........                800               16,700
Oxford Industries, Inc. ........                400               11,325
Phillips-Van Heusen ............                500                4,594
Timberland Co. (The) + .........                200                8,000
                                                              ----------
                                                                 111,487
                                                              ----------
Tobacco (0.1%)
Schweitzer-Mauduit
 International, Inc. ...........                400                7,275
                                                              ----------
Total Common Stocks (Cost                                      6,163,136
 $6,660,445)                                                  ----------

                                          Principal
                                           Amount
                                         ----------
SHORT-TERM INVESTMENTS (3.5%)
Federal Home Loan Mortgage
 Corp.,
 5.42%, 11/02/98 ...............           $222,000              222,000
                                                              ----------
Total Short-term Investments                                     222,000
 (Cost $222,000)                                              ----------
Total Investments (Cost
 $6,882,445)(a)                                                6,385,136
Other assets less liabilities                                    (18,869)
                                                              ----------
Total Net Assets                                              $6,366,267
                                                              ==========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $6,955,436. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains ............................................ $ 405,679

Unrealized losses ...........................................  (975,979)
                                                              ----------

 Net unrealized loss ........................................ $(570,300)
                                                              ==========

+ Non-income producing security.

Category percentages are based on net assets.

                                         See Notes to Financial Statements.   29

Index Plus Funds
Statements of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------

Assets:
Investments, at market value ..........................................
Cash ..................................................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Reimbursement from Investment Adviser ................................
Prepaid expenses ......................................................
Deferred organizational expenses ......................................
     Total assets .....................................................

Liabilities:
Payable for:
 Dividends to shareholders ............................................
 Investments purchased ................................................
 Fund shares redeemed .................................................
Other liabilities .....................................................
     Total liabilities ................................................
 NET ASSETS ...........................................................

Net assets represented by:
Paid-in capital .......................................................
Net unrealized gain (loss) on investments .............................
Undistributed net investment income ...................................
Accumulated net realized gain (loss) on investments ...................
 NET ASSETS ...........................................................

Capital Shares, $.001 par value:
Class I:
 Outstanding ..........................................................
 Net Assets ...........................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .......................................
Class A:
 Outstanding ..........................................................
 Net Assets ...........................................................
 Net Asset Value and redemption price per share (net assets divided by shares outstanding) ..................................................
 Offering price (net asset value divided by 1 minus maximum sales load)
Class C:
 Outstanding ..........................................................
 Net Assets ...........................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .......................................

Cost of investments ...................................................

30   See Notes to Financial Statements.

--------------------------------------------------------------------------------

           Index Plus Bond   Index Plus Large Cap  Index Plus Mid Cap   Index Plus Small Cap
           ----------------  --------------------  ------------------  ----------------------
             $15,539,462         $38,854,214          $7,296,417            $6,385,136
                     619               1,947              64,473                   670

                 210,424              46,775               7,825                 3,919
                      --             940,218              24,813                 6,500
                      --             114,053                  --                 1,455
                  14,526              10,897              11,662                 9,274
                     237                 314                 160                   160
                      --               5,000                  --                    --
             -----------         -----------          ----------            ----------
              15,765,268          39,973,418           7,405,350             6,407,114
             -----------         -----------          ----------            ----------


                  66,289                  --                  --                    --
                 299,967             923,335                  --                    --
                   3,000               5,300               3,000                 3,000
                  39,604              42,752              37,342                37,847
             -----------         -----------          ----------            ----------
                 408,860             971,387              40,342                40,847
             -----------         -----------          ----------            ----------
             $15,356,408         $39,002,031          $7,365,008            $6,366,267
             ===========         ===========          ==========            ==========

             $15,149,429         $34,432,395          $7,086,957            $7,169,370
                 159,543           4,373,694             357,212              (497,309)
                   8,041             187,158              32,283                13,432
                  39,395               8,784            (111,444)             (319,226)
             -----------         -----------          ----------            ----------
             $15,356,408         $39,002,031          $7,365,008            $6,366,267
             ===========         ===========          ==========            ==========


               1,475,597           2,299,061             675,295               660,731
             $14,958,135         $31,670,686          $6,995,950            $5,861,994
             $     10.14         $     13.78          $    10.36            $     8.87

                  27,616             468,731              25,981                39,411
             $   279,963         $ 6,421,698          $  268,690            $  348,984
             $     10.14         $     13.70          $    10.34            $     8.86
             $     10.45         $     14.12          $    10.66            $     9.13

                  11,675              66,214               9,716                17,557
             $   118,310         $   909,647          $  100,368            $  155,289
             $     10.13         $     13.74          $    10.33            $     8.84

             $15,379,919         $34,480,520          $6,939,205            $6,882,445

                                         See Notes to Financial Statements.   31

Index Plus Funds
Statements of Operations
--------------------------------------------------------------------------------

Investment Income:
Dividends ..............................................................
Interest ...............................................................

Foreign taxes withheld on dividends ....................................
     Total investment income ...........................................

Investment Expenses:
Investment advisory fee ................................................
Administrative services fees ...........................................
Distribution Plan and shareholder services fees ........................
Organizational expenses ................................................
Printing and postage ...................................................
Custody fees ...........................................................
Transfer agent fees ....................................................
Audit fees .............................................................
Directors' fees ........................................................
Registration fees ......................................................
Miscellaneous ..........................................................
Expenses before reimbursement and waiver from Investment Adviser .......
Expense reimbursement and waiver from Investment Adviser ...............
     Total expenses ....................................................
Net investment income ..................................................

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
 Investments ...........................................................
 Futures ...............................................................
     Net realized gain (loss) on investments ...........................
Net change in unrealized gain or loss on:
 Investments ...........................................................
     Net change in unrealized gain or loss on investments ..............
     Net realized and change in unrealized gain or loss on investments .
Net increase (decrease) in net assets resulting from operations ........

32   See Notes to Financial Statements.

--------------------------------------------------------------------------------

              Index Plus Bond                                  Index Plus Mid Cap          Index Plus Small Cap
                Period From                                       Period From                  Period From
              February 4, 1998       Index Plus Large Cap       February 3, 1998             February 3, 1998
              (Commencement of            Year Ended            (Commencement of             (Commencement of
         Operations) To October 31,      October 31,       Operations) To October 31,   Operations) To October 31,
                    1998                     1998                     1998                         1998
         --------------------------  --------------------  --------------------------  ----------------------------
                 $     --                $  312,909                $  67,093                    $  45,776
                  674,362                    67,497                    8,917                       10,036
                 --------                ----------                ---------                    ---------
                  674,362                   380,406                   76,010                       55,812
                       --                    (1,579)                      --                          (23)
                 --------                ----------                ---------                    ---------
                  674,362                   378,827                   76,010                       55,789
                 --------                ----------                ---------                    ---------

                   39,396                   102,550                   25,868                       24,996
                   11,256                    27,653                    5,748                        5,555
                      616                    12,230                      608                          682
                       --                     1,594                       --                           --
                    5,138                     6,234                    5,050                        5,047
                    2,208                    16,525                    9,305                       11,922
                   19,329                    29,527                   18,739                       18,744
                   13,733                    18,910                   13,733                       13,732
                      366                       621                      195                          193
                   68,039                    62,046                   65,757                       65,775
                      362                       637                      304                          412
                 --------                ----------                ---------                    ---------
                  160,443                   278,527                  145,307                      147,058
                  (92,308)                 (107,382)                (101,580)                    (104,701)
                 --------                ----------                ---------                    ---------
                   68,135                   171,145                   43,727                       42,357
                 --------                ----------                ---------                    ---------
                  606,227                   207,682                   32,283                       13,432
                 --------                ----------                ---------                    ---------



                   39,395                   152,556                 (111,444)                    (319,226)
                       --                  (130,571)                      --                           --
                 --------                ----------                ---------                    ---------
                   39,395                    21,985                 (111,444)                    (319,226)
                 --------                ----------                ---------                    ---------

                  159,543                 3,065,126                  357,212                     (497,309)
                 --------                ----------                ---------                    ---------
                  159,543                 3,065,126                  357,212                     (497,309)
                 --------                ----------                ---------                    ---------
                  198,938                 3,087,111                  245,768                     (816,535)
                 --------                ----------                ---------                    ---------
                 $805,165                $3,294,793                $ 278,051                    $(803,103)
                 ========                ==========                =========                    =========

                                         See Notes to Financial Statements.   33

Index Plus Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             Index Plus Bond
                                                          ---------------------
                                                               Period From
                                                            February 4, 1998
                                                            (Commencement of
                                                               Operations)
                                                           to October 31, 1998
                                                           -------------------
From Operations:
Net investment income...................................      $   606,227
Net realized gain on investments........................           39,395
Net change in unrealized gain or loss on investments....          159,543
                                                              -----------
 Net increase in net assets resulting from operations...          805,165
                                                              -----------
Distributions to Shareholders:
Class I:
 From net investment income.............................         (589,116)
Class A:
 From net investment income.............................           (7,400)
Class C:
 From net investment income.............................           (1,670)
                                                              -----------
 Decrease in net assets from distributions to
  shareholders..........................................         (598,186)
                                                              -----------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold..............................       14,938,009
 Net asset value of shares issued upon reinvestment of
  distributions.........................................              358
 Payments for shares redeemed...........................         (183,308)
Class A:
 Proceeds from shares sold..............................          279,721
 Net asset value of shares issued upon reinvestment of
  distributions.........................................              545
 Payments for shares redeemed...........................           (3,027)
Class C:
 Proceeds from shares sold..............................          117,060
 Net asset value of shares issued upon reinvestment of
  distributions.........................................               71
                                                              -----------
 Net increase in net assets from fund share transactions       15,149,429
                                                              -----------
Net change in net assets................................       15,356,408

Net Assets:
Beginning of period.....................................               --
End of period...........................................      $15,356,408
                                                              ===========
End of period net assets includes undistributed net
 investment income......................................      $     8,041
                                                              ===========

34   See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                             Index Plus Bond
                                                          ---------------------
                                                               Period From
                                                            February 4, 1998
                                                            (Commencement of
                                                               Operations)
                                                           to October 31, 1998
                                                           -------------------
Share Transactions:
Class I:
 Number of shares sold..................................        1,493,797
 Number of shares issued upon reinvestment of
  distributions.........................................               36
 Number of shares redeemed..............................          (18,236)
                                                              -----------
 Net increase...........................................        1,475,597
                                                              ===========
Class A:
 Number of shares sold..................................           27,862
 Number of shares issued upon reinvestment of
  distributions.........................................               54
 Number of shares redeemed..............................             (300)
                                                              -----------
 Net increase...........................................           27,616
                                                              ===========
Class C:
 Number of shares sold..................................           11,674
 Number of shares issued upon reinvestment of
  distributions.........................................                1
                                                              -----------
 Net increase...........................................           11,675
                                                              ===========

                                         See Notes to Financial Statements.   35

Index Plus Funds
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                Index Plus Large Cap
                                          -----------------------------------
                                                               Period From
                                                            December 10, 1996
                                           Year Ended       (Commencement of
                                          October 31,          Operations)
                                              1998         to October 31, 1997
                                          -----------      -------------------
From Operations:
Net investment income...................  $    207,682        $    119,623
Net realized gain on investments........        21,985           1,212,139
Net change in unrealized gain or loss on
 investments............................     3,065,126           1,308,568
                                          ------------        ------------
 Net increase in net assets resulting
  from operations.......................     3,294,793           2,640,330
                                          ------------        ------------
Distributions to Shareholders:
Class I:
 From net investment income.............      (110,122)            (15,150)
 From net realized gains on investments.    (1,021,541)                 --
Class A:
 From net investment income.............       (14,875)                 --
 From net realized gains on investments.      (203,799)                 --
                                          ------------        ------------
 Decrease in net assets from
  distributions to shareholders.........    (1,350,337)            (15,150)
                                          ------------        ------------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold..............    30,131,731          18,542,645
 Net asset value of shares issued upon
  reinvestment of distributions.........       903,430                  --
 Payments for shares redeemed...........   (11,798,341)        (10,225,784)
Class A:
 Proceeds from shares sold..............     4,645,148           1,878,106
 Net asset value of shares issued upon
  reinvestment of distributions.........       215,511                  --
 Payments for shares redeemed...........      (619,211)           (110,404)
Class C:
 Proceeds from shares sold..............       869,798                  --
 Payments for shares redeemed...........          (234)                 --
                                          ------------        ------------
 Net increase in net assets from fund
  share transactions....................    24,347,832          10,084,563
                                          ------------        ------------
Net change in net assets................    26,292,288          12,709,743

Net Assets:
Beginning of period.....................    12,709,743                  --
                                          ------------        ------------
End of period...........................  $ 39,002,031        $ 12,709,743
                                          ============        ============
End of period net assets includes
 undistributed net investment income....  $    187,158        $    104,473
                                          ============        ============

36   See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                Index Plus Large Cap
                                          -----------------------------------
                                                               Period From
                                                            December 10, 1996
                                           Year Ended       (Commencement of
                                          October 31,          Operations)
                                              1998         to October 31, 1997
                                          -----------      -------------------
Share Transactions:
Class I:
 Number of shares sold..................     2,243,924           1,730,172
 Number of shares issued upon
  reinvestment of distributions.........        76,110                  --
 Number of shares redeemed..............      (896,262)           (854,883)
                                          ------------        ------------
 Net increase...........................     1,423,772             875,289
                                          ============        ============
Class A:
 Number of shares sold..................       349,075             157,036
 Number of shares issued upon
  reinvestment of distributions.........        18,217                  --
 Number of shares redeemed..............       (46,866)             (8,731)
                                          ------------        ------------
 Net increase...........................       320,426             148,305
                                          ============        ============
Class C:
 Number of shares sold..................        66,231                  --
 Number of shares redeemed..............           (17)                 --
                                          ------------        ------------
 Net increase...........................        66,214                  --
                                          ============        ============

                                         See Notes to Financial Statements.   37

Index Plus Funds
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                           Index Plus Mid Cap
                                                          ---------------------
                                                               Period From
                                                            February 3, 1998
                                                            (Commencement of
                                                               Operations)
                                                           to October 31, 1998
                                                           -------------------
From Operations:
Net investment income...................................      $   32,283
Net realized loss on investments........................        (111,444)
Net change in unrealized gain or loss on investments....         357,212
                                                              ----------
 Net increase in net assets resulting from operations...         278,051
                                                              ----------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold..............................       7,433,721
 Payments for shares redeemed...........................        (728,294)
Class A:
 Proceeds from shares sold..............................         336,925
 Payments for shares redeemed...........................         (60,728)
Class C:
 Proceeds from shares sold..............................         105,352
 Payments for shares redeemed...........................             (19)
                                                              ----------
 Net increase in net assets from fund share transactions       7,086,957
                                                              ----------
Net change in net assets................................       7,365,008

Net Assets:
Beginning of period.....................................              --
End of period...........................................      $7,365,008
                                                              ==========
End of period net assets includes undistributed net
 investment income......................................      $   32,283
                                                              ==========
Share Transactions:
Class I:
 Number of shares sold..................................         743,122
 Number of shares redeemed..............................         (67,827)
                                                              ----------
 Net increase...........................................         675,295
                                                              ==========
Class A:
 Number of shares sold..................................          32,119
 Number of shares redeemed..............................          (6,138)
                                                              ----------
 Net increase...........................................          25,981
                                                              ==========
Class C:
 Number of shares sold..................................           9,718
 Number of shares redeemed..............................              (2)
                                                              ----------
 Net increase...........................................           9,716
                                                              ==========

38   See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                          Index Plus Small Cap
                                                         ----------------------
                                                              Period From
                                                            February 3, 1998
                                                            (Commencement of
                                                              Operations)
                                                          to October 31, 1998
                                                          -------------------
From Operations:
Net investment income..................................       $   13,432
Net realized loss on investments.......................         (319,226)
Net change in unrealized gain or loss on investments...         (497,309)
                                                              ----------
 Net decrease in net assets resulting from operations..         (803,103)
                                                              ----------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold.............................        7,448,240
 Payments for shares redeemed..........................         (840,268)
Class A:
 Proceeds from shares sold.............................          398,453
 Payments for shares redeemed..........................           (6,624)
Class C:
 Proceeds from shares sold.............................          169,584
 Payments for shares redeemed..........................              (15)
                                                              ----------
 Net increase in net assets from fund share
  transactions.........................................        7,169,370
                                                              ----------
Net change in net assets...............................        6,366,267

Net Assets:
Beginning of period....................................               --
End of period..........................................       $6,366,267
                                                              ==========
End of period net assets includes undistributed net
 investment income.....................................       $   13,432
                                                              ==========
Share Transactions:
Class I:
 Number of shares sold.................................          744,586
 Number of shares redeemed.............................          (83,855)
                                                              ----------
 Net increase..........................................          660,731
                                                              ==========
Class A:
 Number of shares sold.................................           40,146
 Number of shares redeemed.............................             (735)
                                                              ----------
 Net increase..........................................           39,411
                                                              ==========
Class C:
 Number of shares sold.................................           17,559
 Number of shares redeemed.............................               (2)
                                                              ----------
 Net increase..........................................           17,557
                                                              ==========

                                         See Notes to Financial Statements.   39

Index Plus Funds
Notes to Financial Statements
October 31, 1998
--------------------------------------------------------------------------------

1. Organization

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds (Funds), each of which has its own investment objective, policies and restrictions.

The Company currently offers nineteen funds. This report covers Aetna Index Plus Bond Fund (Index Plus Bond), Aetna Index Plus Large Cap Fund (Index Plus Large
Cap), Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap) and Aetna Index Plus Small Cap Fund (Index Plus Small Cap).

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. The Funds are authorized to offer three classes of shares, Class I, Class A and Class C. Class I is offered principally to institutions and is not subject to sales charges or distribution fees. Class I shares were first made available as follows: Index Plus Large Cap on December 10, 1996, Index Plus Mid Cap and Index Plus Small Cap on February 3, 1998, and Index Plus Bond on February 4, 1998. Class A and Class C shares are offered to accounts not eligible to buy Class I shares. Class A shares are generally subject to a front end sales charge and a distribution fee pursuant to Rule 12b-1 of the Act. Class A shares were first made available to the public for Index Plus Large Cap on February 3, 1997. Index Plus Mid Cap and Index Plus Small Cap were made available to the public on February 3, 1998 and Index Plus Bond Fund on February 4, 1998. Class C shares are generally subject to a contingent deferred sales charge on redemptions made within eighteen months of purchase, a distribution fee pursuant to Rule 12b-1 of the Act and a service fee. Class C shares were first made available to the public on June 30, 1998.

The following is each Fund's investment objective:

   Index Plus Bond seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of approximately 6,000 securities.

   Index Plus Large Cap seeks to outperform the total return performance of publicly traded common stocks represented by the Standard and Poor's (S&P) 500 Composite Stock Price Index, a stock market index comprised of 500 common stocks selected by S&P.

   Index Plus Mid Cap seeks to outperform the total return performance of publicly traded common stocks represented by the Standard and Poor's (S&P) Midcap 400, a stock market index comprised of 400 common stocks selected by S&P, while maintaining a market level of risk.

   Index Plus Small Cap seeks to outperform the total return performance of publicly traded common stocks represented by the Standard and Poor's (S&P) Smallcap 600 Index, a stock market index comprised of 600 common stocks selected by S&P, while maintaining a market level of risk.

Aeltus Investment Management, Inc. (Aeltus) serves as the Investment Adviser to each Fund. Prior to February 2, 1998, the Investment Adviser was Aetna Life Insurance and Annuity Company (ALIAC). Aetna Investment Services, Inc. (AISI) was the principal underwriter for each Fund through April 30, 1998. On May 1, 1998, Aeltus Capital, Inc. (ACI) became each Fund's principal underwriter. Aeltus, ALIAC, AISI and ACI are all indirect wholly-owned subsidiaries of Aetna Inc. (Aetna).

2. Summary of Significant Accounting Policies

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

A. Valuation of Investments

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. Futures Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds invest in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities (10% in the case of Index Plus Large Cap). In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Illiquid and restricted securities are valued using market quotations when readily available.

Index Plus Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

D. Delayed Delivery Transactions

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract.

E. Federal Income Taxes

Each Fund has met the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each fund will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

F. Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures contracts and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

G. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

H. Deferred Organizational Costs

Index Plus Large Cap paid organizational expenses in connection with its start-up and initial registration. Organizational expenses are being amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares representing initial capital of Index Plus Large Cap are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational expense balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding immediately preceding the redemption.

3. Investment Advisory, Shareholder Services and Distribution Fees

Each Fund pays Aeltus a monthly advisory fee expressed as a percentage of the average daily net assets of each Fund. As each Fund's net assets exceed predetermined thresholds, lower advisory fees are applied. Below are the Funds' annual Investment Advisory fee ranges and the annual effective rates before waivers as of October 31, 1998:

                               Fee Range     Effective Rate
                               ---------     --------------
Index Plus Bond                0.35%-0.275%       0.35%
Index Plus Large Cap           0.45%-0.375%       0.45%
Index Plus Mid Cap             0.45%-0.375%       0.45%
Index Plus Small Cap           0.45%-0.375%       0.45%

Aeltus has served as the Investment Adviser for all Funds (except Index Plus Large Cap) since inception. Prior to February 2, 1998, ALIAC served as Index Plus Large Cap's Investment Adviser and Aeltus served as Sub-Adviser. As the Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services for the Fund.

Effective February 2, 1998, the Company and Aeltus entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets. Prior to February 2, 1998, ALIAC acted as administrator for Index Plus Large Cap and was paid an administrative services fee at an annual rate of 0.25% of Index Plus Large Cap's average daily net assets.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services to certain shareholders that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee of up to 0.225% of the average daily assets associated with these shares. For the period February 1, 1998 through October 31, 1998, Aeltus paid ALIAC $80,051.

The Shareholder Services Plan for the Class A shares terminated on December 31, 1997. Under the Shareholder Services Plan, AISI was paid a service fee at an annual rate of 0.25% of the average daily net assets of Class A of Index Plus Large Cap. This fee was used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Shareholder Services Plan for the Class C. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A and Class C shares. The Distribution Plan provides for payments to the principal underwriter at an annual rate of 0.25% (prior to February 2, 1998, the 12b-1 fee was 0.50%) of the average daily net assets of Class A shares of each Fund and 0.50% of the average daily net assets of Class C shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by the principal underwriter in promoting the sale of Class A and Class C shares. The plan may be terminated as to each class of shares upon a majority vote of the Company's independent directors.

Presently, the Funds' class-specific expenses are limited to Rule 12b-1 fees incurred by Class A and Class C shares and service fees incurred by Class C shares.

4. Reimbursement and Waiver from Investment Adviser

Aeltus may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return.

5. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 1998 were:

                                         Cost of Purchases     Proceeds From Sales
                                         -----------------     -------------------
Index Plus Bond                           $18,411,652            $ 3,029,085
Index Plus Large Cap                       48,439,536             26,941,701
Index Plus Mid Cap                         16,790,518              9,739,869
Index Plus Small Cap                       14,180,636              7,200,966

Index Plus Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------

6. Capital Loss Carryforwards

As of October 31, 1998 Index Plus Small Cap and Index Plus Mid Cap incurred capital loss carryforwards of $246,235 and $24,662, respectively. These capital loss carryforwards may be used to offset future capital gains until October 31, 2006, at which time the carryforwards will expire. It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

7. Authorized Capital Shares

The Company is authorized to issue a total of 9.7 billion shares. Of those 9.7 billion shares, the following have been designated to the Funds described in this report as follows: all of the Funds, have been designated 100 million shares each of Class I, Class A and Class C shares. As of October 31, 1998, the following shares of the Funds were owned by ALIAC and its affiliates:

                                     Class I   Class A    Class C
                                     -------   -------    -------
Index Plus Bond                    1,475,188    10,000    9,990
Index Plus Large Cap                   --         --      7,057
Index Plus Mid Cap                   672,294    10,000    9,158
Index Plus Small Cap                 656,272    10,000    9,416

Index Plus Funds
Additional Information
October 31, 1998
--------------------------------------------------------------------------------

Federal Tax Status of Dividends Declared During the Fiscal Year (Unaudited)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Index Plus Large Cap                     13.76%

In accordance with federal tax authorities, the following amount of dividends which qualify to be taxed at long-term capital gain rates were paid during the fiscal year ended October 31, 1998:

                                   Aggregate    Per Share
                                   ---------    ---------
Index Plus Large Cap                 $5,930     $0.00591

Year 2000 (Unaudited)

The Funds receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

Index Plus Funds
Financial Highlights
Index Plus Bond
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                            February 4, 1998
                                                            (Commencement of
                                                               Operations)
                        CLASS I                            to October 31, 1998
--------------------------------------------------------   -------------------
Net asset value, beginning of period ...................       $ 10.00
                                                               -------
Income from investment operations:
 Net investment income .................................          0.40
 Net realized and change in unrealized gain or loss on
  investments ..........................................          0.14
                                                               -------
   Total from investment operations ....................          0.54
                                                               -------
Less distributions:
 From net investment income ............................         (0.40)
                                                               -------
   Total distributions .................................         (0.40)
                                                               -------
Net asset value, end of period .........................       $ 10.14
                                                               =======

Total return ...........................................          5.48%
Net assets, end of period (000's) ......................       $14,958
Ratio of total expenses to average net assets ..........          0.60%(1)
Ratio of net investment income to average net assets ...          5.39%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets ....................................          1.42%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets ..........................          4.57%(1)
Portfolio turnover rate ................................         20.86%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

46   See Notes to Financial Statements.

Index Plus Bond
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                            February 4, 1998
                                                            (Commencement of
                                                               Operations)
                        CLASS A                            to October 31, 1998
--------------------------------------------------------   -------------------
Net asset value, beginning of period ...................       $10.00
                                                               ------
Income from investment operations:
 Net investment income .................................         0.38
 Net realized and change in unrealized gain or loss on
  investments...........................................         0.14
                                                               ------
   Total from investment operations ....................         0.52
                                                               ------
Less distributions:
 From net investment income ............................        (0.38)
                                                               ------
   Total distributions .................................        (0.38)
                                                               ------
Net asset value, end of period .........................       $10.14
                                                               ======

Total return ...........................................         5.29%
Net assets, end of period (000's) ......................       $  280
Ratio of total expenses to average net assets ..........         0.85%(1)
Ratio of net investment income to average net assets ...         5.14%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets ....................................         1.67%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets ..........................         4.32%(1)
Portfolio turnover rate ................................        20.86%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                         See Notes to Financial Statements.   47

Index Plus Funds
Financial Highlights (continued)
Index Plus Bond
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                              June 30, 1998
                                                            (Date of Initial
                                                            Public Offering)
                        CLASS C                            to October 31, 1998
--------------------------------------------------------   -------------------

Net asset value, beginning of period ...................       $10.01
                                                               ------
Income from investment operations:
 Net investment income .................................         0.16
 Net realized and change in unrealized gain or loss on
  investments ..........................................         0.11
                                                               ------
   Total from investment operations ....................         0.27
                                                               ------
Less distributions:
 From net investment income ............................        (0.15)
                                                               ------
   Total distributions .................................        (0.15)
                                                               ------
Net asset value, end of period .........................       $10.13
                                                               ======

Total return ...........................................         2.75%
Net assets, end of period (000's) ......................       $  118
Ratio of total expenses to average net assets ..........         1.35%(1)
Ratio of net investment income to average net assets ...         4.64%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets ....................................         2.17%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets ..........................         3.82%(1)
Portfolio turnover rate ................................        20.86%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

48   See Notes to Financial Statements.

Index Plus Large Cap
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                            December 10, 1996
                                             Year Ended       (Commencement
                                             October 31,     of Operations)
                  CLASS I                       1998       to October 31, 1997
-------------------------------------------  -----------   -------------------
Net asset value, beginning of period ......   $ 12.43         $ 10.00
                                              -------         -------
Income from investment operations:
 Net investment income ....................      0.13            0.12
 Net realized and change in unrealized gain
  or loss on investments ..................      2.57            2.33
                                              -------         -------
   Total from investment operations .......      2.70            2.45
                                              -------         -------
Less distributions:
 From net investment income ...............     (0.13)          (0.02)
 From net realized gains on investments ...     (1.22)             --
                                              -------         -------
   Total distributions ....................     (1.35)          (0.02)
                                              -------         -------
Net asset value, end of period ............   $ 13.78         $ 12.43
                                              =======         =======

Total return ..............................     23.46%          24.49%
Net assets, end of period (000's) .........   $31,671         $10,876
Ratio of total expenses to average net
 assets....................................      0.70%           0.70%(1)
Ratio of net investment income to average
 net assets ...............................      0.96%           1.15%(1)
Ratio of net expense before reimbursement
 and waiver to average net assets .........      1.17%           1.95%(1)
Ratio of net investment income before
 reimbursement and waiver to average net
 assets....................................      0.49%          (0.11)%(1)
Portfolio turnover rate ...................    124.16%          82.31%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                         See Notes to Financial Statements.   49

Index Plus Funds
Financial Highlights (continued)
Index Plus Large Cap
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                            February 3, 1997
                                             Year Ended     (Date of Initial
                                             October 31,    Public Offering)
                  CLASS A                       1998       to October 31, 1997
-------------------------------------------  -----------   -------------------
Net asset value, beginning of period ......   $ 12.36          $10.57
                                              -------          ------
Income from investment operations:
 Net investment income ....................      0.09            0.02
 Net realized and change in unrealized gain
  or loss on investments ..................      2.56            1.77
                                              -------          ------
   Total from investment operations .......      2.65            1.79
                                              -------          ------
Less distributions:
 From net investment income ...............     (0.09)             --
 From net realized gains on investments ...     (1.22)             --
                                              -------          ------
   Total distributions ....................     (1.31)             --
                                              -------          ------
Net asset value, end of period ............   $ 13.70          $12.36
                                              =======          ======

Total return ..............................     23.09%          16.93%
Net assets, end of period (000's) .........   $ 6,422          $1,833
Ratio of total expenses to average net
 assets....................................      0.99%           1.45%(1)
Ratio of net investment income to average
 net assets ...............................      0.67%           0.16%(1)
Ratio of net expense before reimbursement
 and waiver to average net assets .........      1.46%           2.98%(1)
Ratio of net investment income before
 reimbursement and waiver to average net
 assets....................................      0.20%          (1.36)%(1)
Portfolio turnover rate ...................    124.16%          82.31%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

50   See Notes to Financial Statements.

Index Plus Large Cap
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                              June 30, 1998
                                                            (Date of Initial
                                                            Public Offering)
                        CLASS C                            to October 31, 1998
--------------------------------------------------------   -------------------
Net asset value, beginning of period ...................    $ 14.17
                                                            -------
Income from investment operations:
 Net investment income .................................       0.01
 Net realized and change in unrealized gain or loss on
  investments ..........................................      (0.44)
                                                            -------
   Total from investment operations ....................      (0.43)
                                                            -------
Net asset value, end of period .........................    $ 13.74
                                                            =======

Total return ...........................................      (3.04)%
Net assets, end of period (000's) ......................    $   910
Ratio of total expenses to average net assets ..........       1.43%(1)
Ratio of net investment income to average net assets ...       0.23%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets ....................................       1.90%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets ..........................      (0.24)%(1)
Portfolio turnover rate ................................     124.16%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                         See Notes to Financial Statements.   51

Index Plus Funds
Financial Highlights (continued)
Index Plus Mid Cap
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                            February 3, 1998
                                                            (Commencement of
                                                               Operations)
                        CLASS I                            to October 31, 1998
--------------------------------------------------------   -------------------
Net asset value, beginning of period ...................      $ 10.00
                                                              -------
Income from investment operations:
 Net investment income .................................         0.04
 Net realized and change in unrealized gain or loss on
  investments ..........................................         0.32
                                                              -------
   Total from investment operations ....................         0.36
                                                              -------
Net asset value, end of period .........................      $ 10.36
                                                              =======

Total return ...........................................         3.60%
Net assets, end of period (000's) ......................      $ 6,996
Ratio of total expenses to average net assets ..........         0.75%(1)
Ratio of net investment income to average net assets ...         0.57%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets ....................................         2.51%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets ..........................        (1.19)%(1)
Portfolio turnover rate ................................       129.87%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

52   See Notes to Financial Statements.

Index Plus Mid Cap
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                            February 3, 1998
                                                            (Commencement of
                                                               Operations)
                        CLASS A                            to October 31, 1998
--------------------------------------------------------   -------------------
Net asset value, beginning of period ...................      $ 10.00
                                                              -------
Income from investment operations:
 Net investment income .................................         0.02
 Net realized and change in unrealized gain or loss on
  investments...........................................         0.32
                                                              -------
   Total from investment operations ....................         0.34
                                                              -------
Net asset value, end of period .........................      $ 10.34
                                                              =======

Total return ...........................................         3.40%
Net assets, end of period (000's) ......................      $   269
Ratio of total expenses to average net assets ..........         1.00%(1)
Ratio of net investment income to average net assets ...         0.32%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets ....................................         2.76%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets ..........................        (1.44)%(1)
Portfolio turnover rate ................................       129.87%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                         See Notes to Financial Statements.   53

Index Plus Funds
Financial Highlights (continued)
Index Plus Mid Cap
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                              June 30, 1998
                                                            (Date of Initial
                                                            Public Offering)
                        CLASS C                            to October 31, 1998
--------------------------------------------------------   -------------------
Net asset value, beginning of period ...................        $ 10.92
                                                                -------
Income from investment operations:
 Net investment income .................................          (0.01)
 Net realized and change in unrealized gain or loss on
  investments ..........................................          (0.58)
                                                                -------
   Total from investment operations ....................          (0.59)
                                                                -------
Net asset value, end of period .........................        $ 10.33
                                                                =======

Total return ...........................................          (5.40)%
Net assets, end of period (000's) ......................        $   100
Ratio of total expenses to average net assets ..........           1.50%(1)
Ratio of net investment income to average net assets ...          (0.18)%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets ....................................           3.26%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets ..........................          (1.94)%(1)
Portfolio turnover rate ................................         129.87%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

54   See Notes to Financial Statements.

Index Plus Small Cap
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                            February 3, 1998
                                                            (Commencement of
                                                               Operations)
                        CLASS I                            to October 31, 1998
--------------------------------------------------------   -------------------
Net asset value, beginning of period ...................        $ 10.00
                                                                -------
Income from investment operations:
 Net investment income .................................           0.02
 Net realized and change in unrealized gain or loss on
  investments ..........................................          (1.15)
                                                                -------
   Total from investment operations ....................          (1.13)
                                                                -------
Net asset value, end of period .........................        $  8.87
                                                                =======

Total return ...........................................         (11.30)%
Net assets, end of period (000's) ......................        $ 5,862
Ratio of total expenses to average net assets ..........           0.75%(1)
Ratio of net investment income to average net assets ...           0.25%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets ....................................           2.63%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets ..........................          (1.63)%(1)
Portfolio turnover rate ................................         100.41%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                         See Notes to Financial Statements.   55

Index Plus Funds
Financial Highlights (continued)
Index Plus Small Cap
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                            February 3, 1998
                                                            (Commencement of
                                                               Operations)
                        CLASS A                            to October 31, 1998
--------------------------------------------------------   -------------------
Net asset value, beginning of period ...................        $ 10.00
                                                                -------
Income from investment operations:
 Net realized and change in unrealized gain or loss on
  investments ..........................................          (1.14)
                                                                -------
   Total from investment operations ....................          (1.14)
                                                                -------
Net asset value, end of period .........................        $  8.86
                                                                =======

Total return ...........................................         (11.40)%
Net assets, end of period (000's) ......................        $   349
Ratio of total expenses to average net assets ..........           1.00%(1)
Ratio of net investment income to average net assets ...           0.00%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets ....................................           2.88%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets ..........................          (1.88)%(1)
Portfolio turnover rate ................................         100.41%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

56   See Notes to Financial Statements.

Index Plus Small Cap
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                              June 30, 1998
                                                            (Date of Initial
                                                            Public Offering)
                        CLASS C                            to October 31, 1998
--------------------------------------------------------   -------------------
Net asset value, beginning of period ...................        $ 10.62
                                                                -------
Income from investment operations:
 Net investment income .................................          (0.02)
 Net realized and change in unrealized gain or loss on
  investments ..........................................          (1.76)
                                                                -------
   Total from investment operations ....................          (1.78)
                                                                -------
Net asset value, end of period .........................        $  8.84
                                                                =======

Total return ...........................................         (16.76)%
Net assets, end of period (000's) ......................        $   155
Ratio of total expenses to average net assets ..........           1.50% (1)
Ratio of net investment income to average net assets ...          (0.50)%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets ....................................           3.38% (1)
Ratio of net investment income before reimbursement and
 waiver to average net assets ..........................          (2.38)%(1)
Portfolio turnover rate ................................         100.41%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                         See Notes to Financial Statements.   57

                          Independent Auditors' Report

The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Index Plus Bond Fund, Aetna Index Plus Large Cap Fund, Aetna Index Plus Mid Cap Fund and Aetna Index Plus Small Cap Fund, portfolios of Aetna Series Fund, Inc. (collectively the Index Plus Funds), including the portfolios of investments as of October 31, 1998, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for Class I shares and Class A shares of Aetna Index Plus Bond Fund for the period from February 4, 1998 (commencement of operations) to October 31, 1998, of Aetna Index Plus Mid Cap Fund and Aetna Index Plus Small Cap Fund for the period from February 3, 1998 (commencement of operations) to October 31, 1998, financial highlights for Class I shares of Aetna Index Plus Large Cap Fund for the year ended October 31, 1998 and the period from December 10, 1996 (commencement of operations) to October 31, 1997, financial highlights for Class A shares of Aetna Index Plus Large Cap Fund for the year ended October 31, 1998 and the period from February 3, 1997 (date of initial public offering) to October 31, 1997, and financial highlights for Class C shares from June 30, 1998 (date of initial public offering) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Index Plus Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Index Plus Funds as of October 31, 1998, results of their operations for the year or period then ended, changes in their net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                      KPMG Peat Marwick LLP

Hartford, Connecticut
December 11, 1998

[Line Chart plot points]

Aetna Ascent Fund
Growth of $10,000

                           Aetna
                         Ascent Fund             Ascent
                          (Class I)             Composite
Jan-95                     10000                  10000
                           10286                  10517
                           11010                  11172
                           11850                  11765
Dec-95                     12362                  12233
                           12766                  12575
                           13350                  12984
                           14024                  13319
Oct-96                     14114                  13459
                           15510                  14428
                           15337                  13284
                           17744                  15135
Oct-97                     17868                  15149
                           18225                  15622
                           19822                  16701
                           18930                  16110
Oct-98                     17528                  15683

Aetna Crossroads Fund
    Growth of $10,000

                                    Aetna
                                Crossroads Fund      Crossroads
                                   (Class I)         Composite
Jan-95                              10000              10000
                                    10289              10520
                                    10930              11145
                                    11670              11627
Dec-95                              12105              12076
                                    12428              12294
                                    12875              12613
                                    13444              12920
Oct-96                              13566              13081
                                    14566              13811
                                    14492              12962
                                    16318              14437
Oct-97                              16504              14531
                                    16919              14840
                                    18075              15752
                                    17485              15398
Oct-98                              16360              15268

Aetna Legacy Fund
Growth of $10,000

                                   Aetna
                                 Legacy Fund          Legacy
                                  (Class I)          Composite
Jan-95                              10000              10000
                                    10303              10523
                                    10870              11118
                                    11489              11489
Dec-95                              11889              11921
                                    12102              12019
                                    12471              12253
                                    12863              12530
Oct-96                              13019              12712
                                    13728              13217
                                    13678              12644
                                    15020              13764
Oct-97                              15095              13928
                                    15427              14275
                                    16251              14842
                                    16050              14698
Oct-98                              15474              14827

[end Line Charts]
                                                   See Definition of Terms.   59

                             Average Annual Total Returns
                        for the period ended October 31, 1998*
--------------------------------------------------------------------------------------
                                  Ascent            Crossroads            Legacy
--------------------------- ------------------  ------------------  ------------------
            Inception Date  1 Year  Inception*  1 Year  Inception*  1 Year  Inception*
--------------------------------------------------------------------------------------
Class I        01/04/95     -1.90%    15.84%    -0.87%    13.76%    2.51%     12.11%
--------------------------------------------------------------------------------------
Class A:       01/20/97
 POP (1)                    -7.79%    13.39%    -6.85%    11.32%   -3.59%      9.74%
 NAV (2)                    -2.17%    15.16%    -1.17%    13.06%    2.29%     11.45%
--------------------------------------------------------------------------------------
Class C:       06/30/98
                            -3.78%    14.70%    -2.87%    12.62%    0.53%     11.01%
 w/CDSC (3)
 NAV                        -2.81%    14.70%    -1.89%    12.62%    1.53%     11.01%
--------------------------------------------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For periods prior to the inception of Class A and Class C, the performance of each class is calculated by using the performance of Class I, adjusted for fees and expenses charged to the appropriate class. Class I, Class A and Class C shares participate in the same portfolio of securities.

                             Aetna Generation Funds

How did the Fund perform during the period?

For the twelve-month period ended October 31, 1998, the Generation Funds (Ascent, Crossroads and Legacy) have all underperformed their respective benchmarks. These benchmark indices are comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for each Fund.

-----------------------------------------------------------------------
                            Fund Return   Benchmark Index      Fund -
Generation Fund              (Class I)         Return         Benchmark
-----------------------------------------------------------------------
Ascent                         -1.90%          3.52%           -5.42%
Crossroads                     -0.87%          5.07%           -5.94%
Legacy                          2.51%          6.49%           -3.98%

What economic or financial market conditions impacted the Funds?

Serving as a backdrop for each of the Generation Funds' performance are the returns as of October 31, 1998, for the various indices for each of the asset classes among which the Generation Funds allocate investments (shown below). Again, the combination of these seven indices in different weights comprise the overall benchmarks against which we measure each Generation Fund's performance (shown above).

-----------------------------------------------------------------------
                                                                 Index
Asset Class           Benchmark Index                           Return
-----------------------------------------------------------------------
Large Company Stocks  S&P 500 (a)                                21.98%
Small Company Stocks  Russell 2000 (b)                          -11.84%
International Stocks  MSCI EAFE (c)                               9.95%
Real Estate Stocks    NAREIT (d)                                -12.79%
Domestic Bonds        Salomon Broad (e)                           9.40%
International Bonds   S.B. Non-U.S. WGBI (f)                     12.81%
Cash Equivalents      U.S. 90 Day T-Bill (g)                      5.01%

60   See Definition of Terms.

The past year was an extremely difficult one for the Generation Funds, due entirely to our asset allocation decisions. The following exhibits show the progression of asset allocations for the three Generation Funds. We were hurt by being underweight in large cap stocks, U.S. bonds, and foreign bonds, and by being overweight in small cap stocks and equity real estate investments trusts (REITs), positions that were driven by our analysis of the relative valuation of these asset classes. In general, allocations to U.S. bonds and cash were reduced over the course of the year, primarily to fund increases in large cap stocks and equity REITs in response to improved valuation in these two asset classes.

Asset Allocation:           % of     Notional Value*        Economic Exposure*
Asset Class              Investment     of Futures          10/31/98 10/31/97   Benchmark     Range
Ascent
------
Large Cap Stocks             18%             --                18%      10%        20%        0-60%
Small Cap Stocks             26%             --                26%      26%        20%        0-40%
International Stocks         14%             --                14%      21%        20%        0-40%
International Bonds           --             --                 --       3%        10%        0-20%
Real Estate Stocks           35%             --                35%      13%        20%        0-40%
Fixed Income                  5%             --                 5%      14%        10%        0-30%
Cash Equivalents              2%             --                 2%      13%        --         0-30%
                         --------------------------------------------------------------------------
                            100%             --               100%     100%       100%
                         ==============================================================
Crossroads
----------
Large Cap Stocks             14%             --                14%       7%        15%        0-45%
Small Cap Stocks             20%             --                20%      20%        15%        0-30%
International Stocks         12%             --                12%      17%        15%        0-30%
International Bonds           2%             1%                 3%       2%        10%        0-20%
Real Estate Stocks           26%             --                26%      10%        15%        0-30%
Fixed Income                 15%             --                15%      30%        25%        0-70%
Cash Equivalents             11%            (1)%               10%      14%         5%        0-30%
                         --------------------------------------------------------------------------
                            100%             --               100%     100%       100%
                         ==============================================================
Legacy
------
Large Cap Stocks              9%             --                 9%       5%        10%        0-30%
Small Cap Stocks             13%             --                13%      13%        10%        0-20%
International Stocks         10%             --                10%      13%        10%        0-20%
International Bonds           3%             2%                 5%       4%        10%        0-20%
Real Estate Stocks           17%             --                17%       7%        10%        0-20%
Fixed Income                 26%             --                26%      47%        40%       0-100%
Cash Equivalents             22%            (2)%               20%      11%        10%        0-30%
                         --------------------------------------------------------------------------
                            100%             --               100%     100%       100%
                         ==============================================================

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

What investments influenced the Funds' performance over the past twelve months?

Relative value is the primary criteria in our asset allocation decisions. Early in the year, our valuation disciplines indicated that large cap stocks were overvalued relative to other equity asset classes, and consequently, we maintained an underweight position in large cap stocks, and an overweight position in small cap stocks and equity REITs. Over the course of the year, these two equity asset classes became even more undervalued relative to large cap stocks, and we increased our overweight positions as a result.

In addition, our analysis indicated that U.S. bond investors were being offered an unusually small increment of yield compared to cash equivalents in compensation for the greatly increased interest rate risk of bonds compared to cash, so we trimmed back on our already underweight U.S. bond holdings. International bonds likewise appeared to offer little

                                                   See Definition of Terms.   61
incremental yield over U.S. bonds and cash (and often had lower yields) and seemed likely to suffer if the U.S. dollar strengthened, so we kept our holdings of foreign bonds fairly low.

[Line Chart plot points]

Small Cap Earnings/Price - S&P 500 Earnings/Price
As of 10/31/98

This graph shows the comparison between Small Cap Earnings/Price to the S&P 500 Earnings/Price.

Source: I/B/E/S

REIT Dividend/Price - S&P 500 Earnings/Price
As of 10/31/98

This graph shows the comparison between REIT Dividend/Price to the S&P 500 Earnings/Price.

Source: I/B/E/S & Nat'l Assoc. of REITs

[end Line Charts]

62   See Definition of Terms.

What is your outlook going forward?

Diversification works well over the long-run. In the short-run, however, a strategy of selling asset classes that have performed well recently and are overvalued, and buying asset classes that have performed poorly recently and are undervalued can appear foolish at times. Value disciplines rely upon a return to historical valuation relationships, and will tend to underperform when valuation relationships are moving away from the historical norm, as they have over the past year.

The Generation Funds were designed for long-term investors. We designed the benchmark portfolios to provide attractive risk/reward profiles over the long-term, using long-term history as our guide, as shown below.

[Line Chart plot points]

                              Benchmark Performance
                                  (1973 - 1997)

                                All Asset Classes

This graph shows Benchmark Performance, comparing Benchmarks to Cash, Bonds, Balanced, Large Stocks and International Stocks.

                                [end Line Chart]

This year has seen an unprecedented divergence of performance between large cap U.S. stocks and other equity asset classes. This gap should reverse at some point and we believe the portfolios are positioned to benefit from the reversion to more normal relationships. At the end of October 1998, the capital markets appeared to be at an emotional extreme in the relative pricing of assets. At such times, it is particularly important to have a thoroughly tested, fundamentally sound set of investment disciplines and to stick to them. We intend to do just that.
                                                   See Definition of Terms.   63

--------------------------------------------------------------------------------
Definition of Terms
--------------------------------------------------------------------------------

(1)Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase.

(2)Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

(3) Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption and assumes redemption at the end of the period.

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes reinvestment of all dividends, and is considered to be representative of the stock market in general.

(b) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index and represents approximately 11% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

(c) The Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

(d) The National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an unmanaged, market-weighted average of the performance for tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

(e) Salomon Brothers Broad Investment-Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/ Agency issues, mortgage pass-through securities, and corporate issues.

(f) The Salomon Brothers Non-U.S. World Government Bond Index (S.B. Non-U.S.
WGBI) serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries:
Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Denmark, Italy, Belgium, Spain and Sweden.

(g) Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to cash because their maturity is only three months.

The opinions expressed reflect those of the portfolio manager only through October 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the portfolio are subject to change.

Generation Funds
Portfolio of Investments - October 31, 1998
Ascent
--------------------------------------------------------------------------------

                                            Number of           Market
                                              Shares            Value
                                           ------------     --------------
COMMON STOCKS (92.1%)
United States  (79.2%)
Air Transport (0.7%)
AMR Corp. + .............................      2,100         $   140,700
Continental Airlines, Inc. + ............        100               3,963
Delta Air Lines, Inc. ...................      1,100             116,119
UAL Corp. + .............................        100               6,494
                                                            ------------
                                                                 267,276
                                                            ------------
Auto Parts and Hardware (0.3%)
Black & Decker Corp. ....................      2,500             129,219
                                                            ------------
Automotive (0.6%)
Dana Corp. ..............................      1,393              58,245
Ford Motor Co. ..........................      3,500             189,875
                                                            ------------
                                                                 248,120
                                                            ------------
Banks and Thrifts (0.9%)
AmSouth Bancorporation ..................        200               8,038
Comerica, Inc. ..........................      1,000              64,500
Commerce Bancshares, Inc. ...............        100               4,356
Datastream Systems,  Inc. + .............        600               6,038
Dime Bancorp, Inc. ......................        400               9,525
Downey Financial Corp. ..................      3,045              71,367
Golden West Financial Corp. .............      1,200             108,825
Riggs National Corp. ....................        500              12,063
Suntrust Banks, Inc. ....................      1,000              69,687
Washington Federal, Inc. ................        300               8,006
                                                            ------------
                                                                 362,405
                                                            ------------
Biotech and Medical Products (4.2%)
ADAC Laboratories + .....................      3,400             100,725
Alpharma, Inc. ..........................      6,400             177,200
Amgen, Inc. + ...........................        900              70,706
Arterial Vascular Engineering, Inc. + ...      1,800              55,350
Barr Laboratories, Inc. + ...............      3,300             112,819
Bio-Rad Labs, Inc. + ....................      3,900              86,044
Diagnostic Products Corp. ...............        600              13,538
Guidant Corp. ...........................        400              30,600
Hanger Orthopedic Group, Inc. + .........     11,000             217,250
Marquette Medical Systems,  Inc. + ......        600              26,737
Maxxim Medical, Inc. + ..................      8,900             224,725
Mylan Laboratories, Inc. ................        900              30,994
OEC Medical Systems, Inc. + .............      6,800             170,000
Safeskin Corp. + ........................        700              15,488
Serologicals Corp. + ....................      4,500             101,812
Thermo BioAnalysis Corp. + ..............      4,100              43,306
VISX, Inc. + ............................      4,000             200,500
                                                            ------------
                                                               1,677,794
                                                            ------------
Commercial Services (1.5%)
Crossmann Communities,  Inc. + ..........        800              18,200
Day Runner, Inc. + ......................      1,000              20,000
Deluxe Corp. ............................      1,600              51,800
Franklin Covey Co. + ....................      5,000              98,750
Galileo International, Inc. .............      5,200             197,275

                                            Number of           Market
                                              Shares            Value
                                           ------------     ------------
Commercial Services (continued)
Modtech, Inc. + .........................        500         $     8,438
Valassis Communications, Inc. + .........      5,500             219,312
                                                            ------------
                                                                 613,775
                                                            ------------
Computers (1.0%)
Apple Computer, Inc. + ..................        900              33,413
Ceridian Corp. + ........................        900              51,637
International Business Machines Corp.....        600              89,062
SPR, Inc. + .............................      3,750              67,500
Sun Microsystems, Inc. + ................      2,600             151,450
                                                            ------------
                                                                 393,062
                                                            ------------
Conglomerate and Aerospace (1.2%)
Cordant Technologies, Inc. ..............        200               8,137
Ducommun Inc. + .........................      3,500              56,000
Goodrich (B. F.) Co. ....................      3,300             118,800
Gulfstream Aerospace Corp. + ............        200               8,850
Loews Corp. .............................      1,200             112,725
Northrop Grumman Corp. ..................        800              63,800
United Technologies Corp. ...............      1,400             133,350
                                                            ------------
                                                                 501,662
                                                            ------------
Consumer Finance (0.3%)
Countrywide Credit Industries, Inc. .....      2,500             107,969
Crescent Operating, Inc. + ..............        300               1,481
Leasing Solutions, Inc. + ...............      1,700              17,319
                                                            ------------
                                                                 126,769
                                                            ------------
Consumer Products (1.3%)
American Greetings Corp. ................      1,000              40,125
Blyth Industries, Inc. + ................        301               8,297
Intimate Brands,  Inc. ..................     11,100             248,362
M & F Worldwide Corp. + .................      3,900              38,756
National R.V. Holdings, Inc. + ..........      7,650             173,081
Twinlab Corp. + .........................        600              13,313
                                                            ------------
                                                                 521,934
                                                            ------------
Consumer Services (2.9%)
Anchor Gaming + .........................      1,000              50,875
Applebee's International, Inc. ..........      8,700             177,262
Brinker International, Inc. + ...........      1,200              29,025
Darden Restaurants, Inc. ................      3,900              64,350
Extended Stay America, Inc. + ...........     26,300             253,137
Foodmaker, Inc. + .......................      8,000             126,500
Grand Casinos, Inc. + ...................     11,500             101,344
International Speedway Corp. ............      1,200              37,050
Promus Hotel Corp. + ....................        292               9,308
RFS Hotel Investors, Inc. ...............      2,700              35,100
Sonic Corp. + ...........................      9,450             179,550
Tricon Global Restaurants, Inc. + .......      2,400             104,400
                                                            ------------
                                                               1,167,901
                                                            ------------
Consumer Specialties (0.4%)
Brunswick Corp. .........................      6,000             116,625
Russ Berrie & Co., Inc. .................      1,800              35,550
                                                            ------------
                                                                 152,175
                                                            ------------

                                     See Notes to Portfolio of Investments.   65

Generation Funds
Portfolio of Investments - October 31, 1998
Ascent (continued)
--------------------------------------------------------------------------------

                                            Number of           Market
                                              Shares            Value
                                           ------------     --------------
United States (Continued)

Data and Imaging Services (2.6%)
Avant! Corp. + ..........................        800         $    13,650
Cisco Systems, Inc. + ...................        600              37,800
Computer Associates International, Inc. .        900              35,438
EMC/MASS Corp. + ........................      1,100              70,812
JDA Software Group,  Inc. + .............      2,250              21,375
Keane, Inc. + ...........................        200               6,650
Microsoft Corp. + .......................        900              95,287
Oracle Corp. + ..........................      4,300             127,119
Progress Software Corp. + ...............      3,300              86,006
Project Software & Development,  Inc. + .      2,400              43,500
QLogic Corp. + ..........................      3,800             351,025
Siebel Systems, Inc. + ..................      2,200              44,963
Software AG Systems, Inc. + .............      4,500              67,500
Synopsys, Inc. + ........................        200               9,050
THQ, Inc. + .............................        100               2,156
Veritas Software Corp. + ................        100               5,013
Visio Corp. + ...........................        800              21,300
                                                            ------------
                                                               1,038,644
                                                            ------------
Discretionary Retail (3.9%)
Abercrombie & Fitch Co. + ...............      4,800             190,500
American Eagle Outfitters, Inc. + .......      8,175             331,087
Ames Department Stores, Inc. + ..........      3,600              66,150
Cato Corp. (The) ........................     13,700             182,381
Costco Companies,  Inc. + ...............        100               5,675
Dayton Hudson Corp. .....................        900              38,138
Dress Barn, Inc. + ......................      2,000              28,250
Federated Department Stores, Inc. + .....      2,300              88,406
Fingerhut Companies, Inc. ...............        300               2,531
Global DirectMail Corp. + ...............      1,200              17,100
Lowe's Co., Inc. ........................      2,000              67,375
Micro Warehouse, Inc. + .................        300               6,544
Musicland Stores Corp. + ................      8,800             116,050
Office Depot, Inc. + ....................        500              12,500
Renters Choice, Inc. + ..................      2,500              62,031
Ross Stores, Inc. .......................      3,200             104,000
Tandy Corp. .............................        600              29,738
TJX Companies, Inc. .....................      6,000             113,625
Transport World Entertainment Corp. + ...        604              12,458
Zale Corp. + ............................      3,500              82,906
                                                            ------------
                                                               1,557,445
                                                            ------------
Diversified Financial Services (0.3%)
Morgan Stanley, Dean Witter, Discover &
 Co......................................      1,195              77,376
Trammell Crow Co. + .....................      1,800              38,925
Transamerica Corp. ......................        200              20,800
                                                            ------------
                                                                 137,101
                                                            ------------
Drugs (3.3%)
Abbott Laboratories .....................      2,900             136,119
Eli Lilly & Co. .........................        800              64,750
Johnson & Johnson .......................      1,800             146,700
Medicis Pharmaceutical Corp. + ..........      5,600             280,700

                                            Number of           Market
                                              Shares            Value
                                           ------------     --------------
Drugs (continued)
Merck & Co., Inc. .......................      1,500         $   202,875
Rexall Sundown, Inc. + ..................        200               3,587
Roberts Pharmaceutical Corp. + ..........     14,300             318,175
Theragenics Corp. + .....................      1,200              24,225
Warner Lambert Co. ......................      2,000             156,750
                                                            ------------
                                                               1,333,881
                                                            ------------
Electric Utilities (0.3%)
Conectiv, Inc. ..........................        200               4,575
Energy East Corp. .......................        200               9,775
Kansas City Power & Light Co. ...........        200               5,763
Niagara Mohawk Power Corp. + ............      6,100              89,212
OGE Energy Corp. ........................        500              13,281
                                                            ------------
                                                                 122,606
                                                            ------------
Electrical Machinery and Instruments (0.3%)
Xerox Corp. .............................      1,300             125,938
                                                            ------------
Electronic Media (1.7%)
Cablevision Systems Corp. + .............      7,400             357,050
Gaylord Entertainment Co. ...............      5,100             135,150
Pixar, Inc. + ...........................        100               4,750
Premier Parks  Inc. + ...................        500              11,094
Speedway Motorsports, Inc. + ............      5,800             121,800
USA Networks,  Inc. + ...................        300               6,750
Viacom, Inc. + ..........................        900              53,887
                                                            ------------
                                                                 690,481
                                                            ------------
Food and Beverage (1.0%)
Canandiagua Brands, Inc. + ..............      2,700             135,337
Earthgrains Co. (The) ...................      4,100             123,000
IBP, Inc. ...............................        700              18,944
J & J Snack Foods Corp. + ...............      5,100             114,750
Ralcorp Holdings, Inc. + ................      1,400              24,675
                                                            ------------
                                                                 416,706
                                                            ------------
Food and Drug Retail (1.3%)
Casey's General Stores, Inc. ............      8,100             113,400
CVS Corp. ...............................      2,500             114,219
Fleming Companies, Inc. .................      1,100              11,206
Kroger Co. (The) + ......................      1,500              83,250
Longs Drug Stores, Inc. .................      2,600             101,562
SUPERVALU, Inc. .........................      4,500             108,000
U.S. Foodservice + ......................        200               9,500
                                                            ------------
                                                                 541,137
                                                            ------------
Forest Products and Building Materials (0.9%)
Ball Corp. ..............................        100               4,219
Boise Cascade Corp. .....................        700              19,600
Centex Construction Products, Inc. ......      1,400              47,075
Chesapeake Corp. ........................        100               3,500
Georgia-Pacific Corp. ...................      1,300              55,450
Lafarge Corp. ...........................        200               6,738
Lone Star Industries, Inc. ..............      2,800             197,225
Owens Corning ...........................      1,000              36,312

66 See Notes to Portfolio of Investments

--------------------------------------------------------------------------------

                                             Number of          Market
                                              Shares            Value
                                           ------------     --------------

United States (continued)
Southdown, Inc. .........................        100         $     5,444
                                                            ------------
                                                                 375,563
                                                            ------------
Gas Utilities (0.7%)
Coastal Corp. (The) .....................        500              17,625
Columbia Energy Corp.....................      1,500              86,813
Eastern Enterprises .....................        400              16,425
Energen Corp. ...........................      6,600             118,800
Sempra Energy ...........................      2,255              58,630
                                                            ------------
                                                                 298,293
                                                            ------------
Health Services (0.3%)
Integrated Health Services, Inc. ........      3,800              61,513
Lincare Holdings, Inc. + ................      1,500              59,906
Trigon Healthcare, Inc. + ...............        400              15,000
                                                            ------------
                                                                 136,419
                                                            ------------
Housing and Furnishings (2.0%)
Centex Corp. ............................      1,800              60,300
Fleetwood Enterprises, Inc. .............      1,200              38,700
Kaufman & Broad Home Corp. ..............      2,900              82,831
Lennar Corp. ............................      7,200             145,800
MDC Holdings, Inc. ......................     10,600             186,162
Pulte Corp. .............................        800              20,600
Ryland Group, Inc. ......................      6,900             171,638
Standard Pacific Corp. ..................     12,100             117,219
                                                            ------------
                                                                 823,250
                                                            ------------
Industrial Services (0.2%)
Fluor Corp. .............................        500              19,406
Milacron, Inc. ..........................        400               7,750
RTI International Metals + ..............      4,500              66,938
                                                            ------------
                                                                  94,094
                                                            ------------
Insurance (1.0%)
Allstate Corp. (The) ....................      3,500             150,719
Americredit Corp. + .....................        300               4,012
CIGNA Corp. .............................        700              51,056
Conseco, Inc. ...........................      1,700              58,969
MGIC Investment Corp. ...................      1,200              46,800
Old Republic International Corp. ........        550              10,450
SunAmerica, Inc. ........................      1,100              77,550
                                                            ------------
                                                                 399,556
                                                            ------------
Investment Services (0.8%)
Dames & Moore Group .....................      2,900              34,800
Golden State Bancorp, Inc. ..............     10,900             209,144
Lehman Brothers Holdings, Inc. ..........        500              18,969
Providian Financial Corp. ...............        500              39,687
                                                            ------------
                                                                 302,600
                                                            ------------
Major Telecommunications (2.3%)
Alltel Corp. ............................      2,400             112,350
AT&T Corp. ..............................      3,200             199,200
Bell Atlantic Corp. .....................      3,300             175,312
BellSouth Corp. .........................      2,500             199,531
Sprint Corp. ............................      1,900             145,825

                                             Number of          Market
                                              Shares            Value
                                           ------------     --------------
Major Telecommunications (continued)
U.S. WEST, Inc. .........................      1,700         $    97,538
                                                            ------------
                                                                 929,756
                                                            ------------
Oil (1.0%)
Ashland Oil, Inc. .......................      2,100             101,062
Clayton Williams Energy, Inc. + .........      1,600              14,000
Sun Company, Inc. .......................      5,300             181,856
Tesoro Petroleum Corp. + ................      5,900              87,394
Tosco Corp. .............................      1,100              30,869
                                                            ------------
                                                                 415,181
                                                            ------------
Oil Services (0.7%)
Helmerich & Payne, Inc. .................      1,000              23,813
McDermott International, Inc. ...........      2,100              61,556
Seitel, Inc. + ..........................      9,400             124,550
Trico Marine Services, Inc. + ...........      4,800              34,200
Veritas DGC, Inc. + .....................      1,500              27,937
                                                            ------------
                                                                 272,056
                                                            ------------
Other Telecommunications (0.7%)
Century Telephone Enterprises ...........        200              11,363
Cincinnati Bell Inc. ....................        200               5,188
Citizens Utilities Co. + ................        403               3,627
Melita International Corp. + ............      7,900              94,800
Nokia Corp., ADR ........................      1,000              93,062
Tellabs, Inc. + .........................      1,100              60,500
                                                            ------------
                                                                 268,540
                                                            ------------
Print Media (0.6%)
Knight-Ridder, Inc. .....................      2,000             101,875
McClatchy  Co. ..........................      1,200              40,725
New York Times Co. ......................      2,800              79,100
                                                            ------------
                                                                 221,700
                                                            ------------
Producer Goods (2.4%)
C & D Technologies, Inc. ................      7,000             170,625
Gleason Corp. ...........................      4,400              88,825
Graco, Inc. .............................      4,350             114,731
Honeywell, Inc. .........................        900              71,888
Ingersoll-Rand Co. ......................      2,400             121,200
Kaydon Corp. ............................        200               7,025
Tecumseh Products Co. ...................        100               5,200
Tredegar Industries, Inc. ...............      6,900             155,681
Trinity Industries, Inc. ................        200               7,425
Tyco International Ltd. .................      1,200              74,325
Varlen Corp. ............................      4,900             146,387
                                                            ------------
                                                                 963,312
                                                            ------------
Real Estate Investment Trusts (34.4%)
AMB Property Corp. ......................        500              11,500
American Health Properties, Inc. ........      1,300              28,925
Apartment Investment & Management Co. ...     17,900             625,381
Archstone Communities Trust .............      3,400              68,425


                                     See Notes to Portfolio of Investments.   67

Generation Funds
Portfolio of Investments - October 31, 1998
Ascent (continued)
--------------------------------------------------------------------------------

                                            Number of           Market
                                              Shares            Value
                                           ------------     --------------
United States (continued)

Real Estate Investment Trusts (continued)
Arden Realty Group, Inc. ................      4,400         $    95,150
Avalon Bay Communities, Inc. ............      6,573             211,158
Beacon Capital + [beta] .................      8,600             149,640
Bedford Property Investors, Inc. ........      1,600              28,600
Boykin Lodging Co. ......................      3,000              42,750
Brandywine Realty Trust .................     17,600             314,600
Burnham Pacific Properties,  Inc. .......      2,200              28,875
Cabot Industrial Trust ..................      1,900              38,000
Camden Property Trust ...................     22,522             605,279
Captec Net Lease Realty, Inc. ...........      3,400              42,925
CBL & Associates Properties, Inc. .......     25,900             675,019
Colonial Properties Trust ...............      7,800             214,500
Cousins Properties, Inc. ................      4,600             131,675
Crescent Real Estate Equities,  Inc. ....      8,400             210,525
Criimi Mae, Inc. ........................      8,500              11,688
Duke Realty Investments, Inc. ...........      8,500             202,937
Equity Office Properties Trust ..........     29,400             705,600
Equity One, Inc. ........................      2,500              22,813
Equity Residential Properties Trust .....     17,200             722,400
Essex Property Trust, Inc. ..............      6,300             197,662
First Industrial Realty Trust, Inc. .....      6,000             153,750
Franchise Finance Corp. of America ......      4,700             116,912
General Growth Properties, Inc. .........      4,800             170,700
Glenborough Realty Trust, Inc. ..........     15,600             334,425
Glimcher Realty Trust ...................      2,100              33,994
Golf Trust of America, Inc. .............      6,900             184,575
Health Care REIT, Inc. ..................     16,700             377,837
Healthcare Realty Trust, Inc. ...........      8,774             205,630
Highwood Properties, Inc. ...............      5,800             162,037
Home Properties of New York, Inc. .......      1,700              45,688
HRPT Properties Trust ...................     25,200             401,625
Imperial Credit Commercial Mortgage
 Investment Corp. .......................      1,600              13,400
Innkeepers USA Trust ....................      8,300              95,450
Kilroy Realty Corp. .....................      4,100              90,969
Kimco Realty Corp. ......................     19,350             770,372
Koger Equity, Inc. ......................      6,800             114,750
Lexington Corporate Properties Trust ....      1,800              22,500
Liberty Property Trust ..................     15,300             351,900
LTC Healthcare, Inc. + ..................      1,040               2,470
LTC Properties, Inc. ....................     10,400             178,100
Mack-Cali Realty Corp. ..................      4,700             139,237
Meditrust Companies .....................      4,000              65,000
MeriStar Hospitality Corp. ..............      3,135              57,998
OMEGA Healthcare Investors, Inc. ........     20,300             629,300
Parkway Properties, Inc. ................     10,300             293,550
Patriot American Hospitality, Inc. ......      4,700              41,713
Post Properties, Inc. ...................     18,400             711,850
Prentiss Properties Trust ...............      3,100              63,937
Prime Retail, Inc. ......................      5,000              48,438

                                             Number of          Market
                                              Shares            Value
                                           ------------     --------------
Real Estate Investment Trusts (continued)
PS Business Parks, Inc. .................     32,400         $   652,050
Public Storage, Inc. ....................      9,800             261,537
Reckson Associates Realty Corp. .........      2,700              61,256
Reckson Service Industries + ............        432                 837
Regency Realty Corp. ....................      8,300             191,419
Simon Property Group ....................      7,000             209,562
Sovran Self Storage, Inc. ...............      3,000              76,875
Starwood Financial Trust ................         33               2,343
Starwood Lodging Trust ..................     19,200             543,600
Sun Communities, Inc. ...................      2,850              95,297
Tower Realty Trust, Inc. ................        500              10,125
Vornado Operating Co. + .................        375               2,344
Vornado Realty Trust ....................      7,500             252,656
Weeks Corp. .............................     10,000             290,625
                                                            ------------
                                                              13,914,660
                                                            ------------
Semiconductors and Electronics (0.7%)
Intel Corp. .............................      1,800             160,538
Lattice Semiconductor Corp. + ...........      4,000             136,000
                                                            ------------
                                                                 296,538
                                                            ------------
Specialty Chemicals (0.1%)
Engelhard Corp. .........................        200               4,200
International Specialty Products, Inc. +         400               5,375
Millennium Chemicals, Inc. + ............        300               7,312
Wellman, Inc. ...........................        300               3,769
                                                            ------------
                                                                  20,656
                                                            ------------
Steel (0.2%)
Texas Industries, Inc. ..................      2,100              62,081
                                                            ------------
Surface Transport (0.1%)
Burlington Northern Santa Fe Corp. ......        900              27,787
Modis Professional Services + ...........        300               5,288
Tidewater, Inc. .........................        200               5,662
                                                            ------------
                                                                  38,737
                                                            ------------
Textiles and Apparel (0.1%)
Timberland Co. (The) + ..................        700              28,000
                                                            ------------
Total United States (Cost $32,867,827)                        31,987,023
                                                            ------------

Foreign Common Stocks (12.9%)
Australia  (0.6%)
Mayne Nickless Ltd. (Commercial
 Services) + ............................     15,500              71,185
Mayne Nickless Ltd. Rights (Commercial
 Services) + ............................     24,800              11,006
Telstra Corp. Ltd. (Other
 Telecommunications) + ..................     26,100             103,137
Westpac Banking Corp. Ltd. (Banks and
 Thrifts)................................     10,626              64,340
                                                            ------------
Total Australia                                                  249,668
                                                            ------------
Belgium  (0.2%)
Delhaize-le Lion SA (Food and Beverage)..        850              72,660
                                                            ------------

68  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                           Number of            Market
                                             Shares              Value
                                           ------------     --------------
Canada  (0.3%)
Canadian National Railway Co. (Surface
 Transport)..............................      2,000         $   100,875
                                                            ------------
Denmark  (0.3%)
Den Danske Bank (Investment Services) ...        300              40,740
Tele Danmark A/S (Major
 Telecommunications).....................        500              54,478
                                                            ------------
Total Denmark                                                     95,218
                                                            ------------
Finland  (0.4%)
Helsingin Puhelin Oyj (Other
 Telecommunications).....................      1,000              54,778
Huhtamaki Group (Diversified) ...........      1,700              57,021
Tamro Oyj (Health Services) .............      6,900              36,975
                                                            ------------
Total Finland                                                    148,774
                                                            ------------
France  (1.7%)
Accor SA (Consumer Services) ............        300              63,002
Credit Commercial de France (Banks and
 Thrifts) + .............................        900              63,196
Elf Aquitaine SA (Oil) ..................        500              57,855
Etablissements Economiques du Casino
 Guichard-Perrachon SA (Commercial
 Services) + ............................        600              59,708
Gemini Sogeti SA (Insurance) ............        700             105,183
Groupe Danone (Food and Beverage) .......        200              52,870
Lafarge SA (Forest Products and Building
 Materials)..............................        700              71,549
Renault SA (Automotive) .................        700              29,917
Rhone-Poulenc (Biotech and Medical
 Products) + ............................      1,200              54,850
Scor (Insurance) ........................        600              34,400
Societe Generale (Banks and Thrifts) ....        300              39,680
Union des Assurances Federales
 (Insurance) + ..........................        500              62,534
                                                            ------------
Total France                                                     694,744
                                                            ------------
Germany  (1.4%)
Bayericshe Hypo-und Vereinsb
 (Chemicals) + ..........................        525              41,685
BHF-Bank AG (Banks and Thrifts) .........      1,000              38,583
Daimler-Benz AG (Automotive) ............        800              62,071
Deutsche Lufthansa AG (Air Transport) + .      1,400              30,812
Deutsche Pfandbrief & Hypothekenbank AG
 (Banks and Thrifts) ....................      1,000              79,098
Douglas Holding AG (Discretionary Retail)        700              39,180
Gehe AG (Health Services) ...............      1,000              75,173
Mannesmann AG (Producer Goods) ..........      1,000              98,419
Merck KGaA (Commercial Services) ........      1,400              57,482
Volkswagen AG (Automotive) ..............        770              57,930
                                                            ------------
Total Germany                                                    580,433
                                                            ------------
Ireland  (0.4%)
Allied Irish Banks (Banks and Thrifts) ..      4,024              58,118
CRH Plc (Forest Products and Building
 Materials)..............................      4,000              58,598
Waterford Wedgewood (Housing and
 Furnishings)............................     52,002              46,880
                                                            ------------
Total Ireland                                                    163,596
                                                            ------------
Italy  (0.7%)
Arnoldo Mondadori Editor (Print Media) ..      3,500              38,776
Banca Commerciale Italiana (Banks and
 Thrifts)................................      8,000              49,467
Credito Italiano (Banks and Thrifts) + ..     15,600              83,797
Istituto Nazionale delle Assicurazioni
 (Insurance) + ..........................     13,000              35,828

                                           Number of            Market
                                             Shares              Value
                                           ------------     ------------
Italy (continued)
Telecom Italia SpA (Commercial Services)      12,100         $    87,523
                                                            ------------
Total Italy                                                      295,391
                                                            ------------
Japan (1.4%)
Fuji Photo Film (Chemicals) .............      2,000              73,288
Hitachi Ltd. (Semiconductors and
 Electronics)............................     10,000              50,890
Kao Corp. (Consumer Products) ...........      5,000             101,265
Mizuno Corp. (Consumer Products) ........      9,000              28,191
Nintendo Co. Ltd.
 (Semiconductors and Electronics) .......        800              67,693
NTT Mobile Communication Network, Inc.
 (Other Telecommunications) .............         20              72,258
Santen Pharmaceutical Co. Ltd. (Drugs) ..      3,000              51,465
Seino Transportation Co. Ltd. (Surface
 Transport)..............................     11,000              64,191
Sony Corp. (Consumer Products) ..........      1,100              69,855
                                                            ------------
Total Japan                                                      579,096
                                                            ------------
Mexico (0.2%)
Grupo Financiero Banamex Accival, SA de
 CV (Banacci) (Banks and Thrifts) + .....     16,000              16,090
Panamerican Beverages, Inc. (Food and
 Beverage)...............................      2,200              44,550
                                                            ------------
Total Mexico                                                      60,640
                                                            ------------
Netherlands (0.9%)
Akzo Nobel (Chemicals) ..................      1,600              62,195
Hunter Douglas NV (Consumer Services) ...      1,826              65,505
ING Groep NV (Banks and Thrifts) ........      1,225              59,293
Koninklijke Ahold NV (Commercial
 Services)...............................      1,515              50,373
Laurus Scrips (Food and Beverage) + .....      9,100              22,900
Vendex N.V. (Discretionary Retail) + ....      1,300              33,062
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit (Print
 Media)..................................      2,100              72,636
                                                            ------------
Total Netherlands                                                365,964
                                                            ------------
Norway (0.6%)
Det Sondenfjelds-Norske Dampskibsselskab
 (Oil) + ................................      7,000              99,224
Merkantildata Asa (Data and Imaging
 Services)...............................      6,500              65,245
Ocean Rig ASA (Oil) + ...................     94,850              42,458
Tandberg Television ASA (Electronic
 Media) + ...............................      3,900              35,973
                                                            ------------
Total Norway                                                     242,900
                                                            ------------
Spain (0.4%)
Iberdrola SA (Electric Utilities) + .....      5,300              85,444
Telefonica de Espana (Major
 Telecommunications).....................      1,900              85,632
                                                            ------------
Total Spain                                                      171,076
                                                            ------------
Sweden (0.4%)
Celsius AB (Conglomerate and Aerospace) .      1,600              25,585
Industrial & Financial Systems (Data and
 Imaging Services) + [double beta] ......      3,700              35,026
Securitas AB (Consumer Services) ........      4,800              58,948
Svenska Handelsbanken (Investment
 Services) + ............................      1,000              42,023
                                                            ------------
Total Sweden                                                     161,582
                                                            ------------
Switzerland  (0.9%)
Adecco SA (Surface Transport) ...........        100              39,876
Fischer (Georg) AG (Auto Parts and
 Hardware)...............................        200              68,970


                                      See Notes to Portfolio of Investments.  69

Generation Funds
Portfolio of Investments - October 31, 1998
Ascent (continued)
--------------------------------------------------------------------------------

                                            Number of           Market
                                              Shares            Value
                                           ------------     --------------
Switzerland (continued)
Nestle SA Registered Shares (Food and
 Beverage)...............................         50         $   106,336
Novartis AG Registered Shares (Health
 Services) + ............................         40              72,072
Swiss Re (Insurance) ....................         20              44,543
UBS AG (Banks and Thrifts) ..............        150              41,150
                                                            ------------
Total Switzerland                                                372,947
                                                            ------------
United Kingdom (2.1%)
Bank of Scotland (Banks and Thrifts) + ..      6,904              75,038
Berisford Plc (Industrial Services) .....     11,200              28,698
British Aerospace Plc
 (Conglomerate and Aerospace) ...........      5,000              36,760
British Telecom Plc (Major
 Telecommunications).....................     11,800             154,337
Cable & Wireless Plc (Other
 Telecommunications) + ..................      3,100              34,965
Glaxo Wellcome Plc (Drugs) ..............      1,848              57,440
Granada Group Plc (Consumer Services) + .      4,561              68,783
Kingfisher Plc (Discretionary Retail) ...      5,482              48,153
National Westminster Bank Plc (Banks and
 Thrifts)................................      3,600              60,832
Pearson Plc (Print Media) ...............      4,100              71,546
Peninsular & Oriental Steam Navigation
 Co. (Surface Transport) + ..............      4,400              46,165
Railtrack Group (Surface Transport) .....      1,100              29,419
Vodafone Group Plc (Consumer Products) ..     11,121             148,995
                                                            ------------
Total United Kingdom                                             861,131
                                                            ------------
Total Foreign Common Stocks                                    5,216,695
 (Cost $4,813,001)                                          ------------
Total Common Stocks (Cost $37,680,828)                        37,203,718
                                                            ------------
PREFERRED STOCKS (0.5%)

Germany  (0.5%)
Henkel KGAA (Chemicals) .................        900              76,894
Hugo Boss AG (Textiles and Apparel) + ...         50              77,890
SAP AG (Data and Imaging Services) + ....        100              48,727
                                                            ------------
Total Preferred Stocks (Cost $160,546)                           203,511
                                                            ------------

                                            Principal
                                             Amount
                                           ------------
LONG-TERM BONDS AND NOTES (4.9%)

Corporate and Convertible Bonds  (2.3%)
BCH Cayman Islands Ltd., 6.50%, 02/15/06    $100,000              98,010
Ford Motor Credit Corp., 6.63%, 10/01/28      60,000              57,457
Household Finance Corp., 5.88%, 09/25/04      45,000              44,308
HSBC Americas, Inc., 7.00%, 11/01/06 ....    100,000             103,070
International Lease Finance Corp., 5.56%,
 09/18/01................................     90,000              90,563
Norwest Financial, Inc., 5.38%, 09/30/03      45,000              44,746
Rite Aid Corp., 6.00%, 10/01/03 .........     45,000              45,090
Tenet Healthcare Corp., 7.88%, 01/15/03 .    200,000             205,056
Time Warner, Inc., 9.13%, 01/15/13 ......    175,000             211,272
USA Waste Services, 6.13%, 07/15/01 .....     45,000              45,923
                                                            ------------
Total Corporate and Convertible Bonds                            945,495
 (Cost $920,240)                                            ------------

                                            Principal          Market
                                             Amount            Value
                                           ------------     -------------
U.S. Government Agency Mortgage-Backed Securities  (1.8%)
Federal National Mortgage
 Association-Convertible Loan, 6.50%,
 11/01/27................................   $233,778         $   235,750
Government National Mortgage Association,
 7.00%, 02/15/28 ........................    476,934             488,409
                                                            ------------
Total U.S. Government Agency Mortgage-Backed                     724,159
 Securities (Cost $716,189)                                 ------------

U.S. Government Obligations  (0.8%)
U.S. Treasury Bond, 7.25%, 08/15/04 .....     45,000              51,335
U.S. Treasury Note, 6.50%, 10/15/06 .....    225,000             252,387
U.S. Treasury Note, 7.50%, 10/31/99 .....     25,000              25,723
                                                            ------------
Total U.S. Government Obligations                                329,445
 (Cost $298,217)                                            ------------
Total Long-term Bonds and Notes                                1,999,099
 (Cost $1,934,646)                                          ------------

SHORT-TERM INVESTMENTS (1.8%)
Federal Home Loan Bank, 5.40%, 11/02/98 .    613,000             613,000
U.S. Treasury Bill, 4.98%, 02/18/99 @ ...    100,000              98,746
                                                            ------------
Total Short-term Investments                                     711,746
 (Cost $711,507)                                            ------------
Total Investments (Cost $40,487,527)(a)                       40,118,074
                                                             -----------
Other assets less liabilities                                    292,484
                                                             -----------
Total Net Assets                                             $40,410,558
                                                             ===========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $40,571,967. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains............................................ $ 3,603,297
Unrealized losses...........................................  (4,057,190)
                                                             -----------
 Net unrealized loss........................................ $  (453,893)
                                                             ===========

Information concerning open futures contracts at October 31, 1998 is shown below:

                         No. of       Initial      Expiration       Unrealized
                       Contracts       Value          Date         Gain/(Loss)
                      ------------  ------------  -------------  ---------------
  Long Contracts
-------------------
Swiss Government
Bond Futures ....          2          $181,521       Dec 98           $2,378
                                      ========                        ======


70 See Notes to Portfolio of Investments.

                         No. of       Initial      Expiration       Unrealized
                       Contracts       Value          Date         Gain/(Loss)
                      ------------  ------------  -------------  ---------------
  Short Contracts
-------------------
United Kingdom FTSE
100 Index ..........       1          $(89,075)      Dec 98          $(3,282)
                                      ========                       ========

+                Non-income producing security.
[beta]           Restricted security. This security has been determined to be illiquid under guidelines established by the Board of
                 Directors.
[double beta]    Securities that may be resold to "qualified institutional
                 buyers" under Rule 144A or securities offered pursuant to
                 section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@                Security pledged to cover initial margin requirements on open futures contracts at October 31, 1998.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 71

Generation Funds
Portfolio of Investments - October 31, 1998
Crossroads
--------------------------------------------------------------------------------

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
COMMON STOCKS (71.3%)

United States  (59.9%)
Air Transport (0.5%)
AMR Corp. + ............................        1,600       $    107,200
Delta Air Lines, Inc. ..................          900             95,006
UAL Corp. + ............................          100              6,494
                                                            ------------
                                                                 208,700
                                                            ------------
Auto Parts and Hardware (0.3%)
Black & Decker Corp. ...................        1,900             98,206
Briggs & Stratton Corp. ................          400             18,800
                                                            ------------
                                                                 117,006
                                                            ------------
Automotive (0.4%)
Dana Corp. .............................          650             27,178
Ford Motor Co. .........................        2,600            141,050
                                                            ------------
                                                                 168,228
                                                            ------------
Banks and Thrifts (0.7%)
AmSouth Bancorporation .................          150              6,016
Comerica, Inc. .........................          850             54,825
Datastream Systems,  Inc. + ............          400              4,025
Dime Bancorp, Inc. .....................          300              7,144
Downey Financial Corp. .................        2,625             61,523
Golden West Financial Corp. ............          700             63,481
Riggs National Corp. ...................          400              9,650
Suntrust Banks, Inc. ...................        1,000             69,687
Washington Federal, Inc. ...............          200              5,338
WSFS Financial Corp. ...................          700             11,988
                                                            ------------
                                                                 293,677
                                                            ------------
Biotech and Medical Products (3.1%)
ADAC Laboratories + ....................        2,200             65,175
Alpharma, Inc. .........................        5,200            143,975
Amgen, Inc. + ..........................          600             47,138
Arterial Vascular Engineering, Inc. + ..        1,300             39,975
Barr Laboratories, Inc. + ..............        2,900             99,144
Bio-Rad Labs, Inc. + ...................          500             11,031
CONMED Corp. + .........................        1,200             31,800
Guidant Corp. ..........................          300             22,950
Hanger Orthopedic Group, Inc. + ........        4,200             82,950
Maxxim Medical, Inc. + .................        7,300            184,325
Mylan Laboratories, Inc. ...............          700             24,106
OEC Medical Systems, Inc. + ............        8,200            205,000
Safeskin Corp. + .......................          800             17,700
Serologicals Corp. + ...................        3,900             88,237
Thermo BioAnalysis Corp. + .............        2,200             23,238
VISX, Inc. + ...........................        3,300            165,412
                                                            ------------
                                                               1,252,156
                                                            ------------
Commercial Services (0.8%)
Crossmann Communities,  Inc. + .........          600             13,650
Day Runner, Inc. + .....................        2,400             48,000
Deluxe Corp. ...........................        1,000             32,375
Franklin Covey Co. + ...................          800             15,800

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
Commercial Services (continued)
Galileo International, Inc. ............        4,300       $    163,131
Modtech, Inc. + ........................          400              6,750
URS Corp. + ............................          800             13,500
Valassis Communications, Inc. + ........          100              3,988
                                                            ------------
                                                                 297,194
                                                            ------------
Computers (0.9%)
Apple Computer, Inc. + .................        1,300             48,262
Ceridian Corp. + .......................        1,000             57,375
International Business Machines Corp....          500             74,219
SPR, Inc. + ............................        2,700             48,600
Sun Microsystems, Inc. + ...............        2,000            116,500
                                                            ------------
                                                                 344,956
                                                            ------------
Conglomerate and Aerospace (1.1%)
Cordant Technologies, Inc. .............          100              4,069
Ducommun Inc. + ........................        1,400             22,400
Goodrich (B. F.) Co. ...................        2,400             86,400
Gulfstream Aerospace Corp. + ...........          100              4,425
Kellstrom Industries,  Inc. + ..........        2,100             47,250
Loews Corp. ............................        1,000             93,937
Northrop Grumman Corp. .................        1,000             79,750
United Technologies Corp. ..............        1,100            104,775
                                                            ------------
                                                                 443,006
                                                            ------------
Consumer Finance (0.1%)
Avis Rent A Car, Inc. + ................          200              4,075
Countrywide Credit Industries, Inc. ....          900             38,868
Crescent Operating, Inc. + .............          260              1,284
Leasing Solutions, Inc. + ..............        1,300             13,244
                                                            ------------
                                                                  57,471
                                                            ------------
Consumer Products (0.9%)
American Greetings Corp. ...............          550             22,069
Blyth Industries, Inc. + ...............          200              5,525
Intimate Brands,  Inc. .................        8,400            187,950
National R.V. Holdings, Inc. + .........        5,700            128,962
Twinlab Corp. + ........................          500             11,094
                                                            ------------
                                                                 355,600
                                                            ------------
Consumer Services (2.0%)
Anchor Gaming + ........................          500             25,438
Applebee's International, Inc. .........        6,600            134,475
Brinker International, Inc. + ..........          900             21,769
Darden Restaurants, Inc. ...............        2,900             47,850
Extended Stay America, Inc. + ..........       17,500            168,437
Foodmaker, Inc. + ......................        4,300             67,994
Grand Casinos, Inc. + ..................        8,100             71,381
Harvey's Casino Resorts ................        3,500             89,031
International Speedway Corp. ...........        1,900             58,662
Promus Hotel Corp. + ...................           92              2,933
RFS Hotel Investors, Inc. ..............        1,900             24,700

72  See Notes to Portfolio of Investments.

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
United States  (continued)

Consumer Services (continued)
Tricon Global Restaurants, Inc. + ......        1,700       $     73,950
                                                            ------------
                                                                 786,620
                                                            ------------
Consumer Specialties (0.1%)
Brunswick Corp. ........................          200              3,888
Russ Berrie & Co., Inc. ................        1,000             19,750
                                                            ------------
                                                                  23,638
                                                            ------------
Data and Imaging Services (2.1%)
Apex PC Solutions, Inc. + ..............        3,400             88,825
Avant! Corp. + .........................        2,400             40,950
Cisco Systems, Inc. + ..................          250             15,750
Computer Associates International, Inc.         1,200             47,250
Compuware Corp. + ......................          100              5,419
EMC/MASS Corp. + .......................          801             51,547
Keane, Inc. + ..........................          200              6,650
Microsoft Corp. + ......................          800             84,700
Oracle Corp. + .........................        3,200             94,600
Progress Software Corp. + ..............        2,050             53,428
QLogic Corp. + .........................        2,800            258,650
Siebel Systems, Inc. + .................        1,900             38,831
Software AG Systems, Inc. + ............          900             13,500
THQ, Inc. + ............................          100              2,156
Veritas Software Corp. + ...............          100              5,013
Visio Corp. + ..........................        1,300             34,612
                                                            ------------
                                                                 841,881
                                                            ------------
Discretionary Retail (4.2%)
Abercrombie & Fitch Co. + ..............        3,900            154,781
American Eagle Outfitters, Inc. + ......        7,575            306,787
Ames Department Stores, Inc. + .........        2,900             53,287
Cato Corp. (The) .......................       11,300            150,431
Costco Companies,  Inc. + ..............          100              5,675
Dayton Hudson Corp. ....................          900             38,138
Dress Barn, Inc. + .....................        1,800             25,425
Federated Department Stores, Inc. + ....        1,800             69,187
Fingerhut Companies, Inc. ..............          300              2,531
Global DirectMail Corp. + ..............        2,300             32,775
Lowe's Co., Inc. .......................        1,500             50,531
Micro Warehouse, Inc. + ................          200              4,363
Musicland Stores Corp. + ...............        6,100             80,444
Office Depot, Inc. + ...................          300              7,500
Polo Ralph Lauren Corp. + ..............        3,400             70,762
Renters Choice, Inc. + .................        1,500             37,219
Ross Stores, Inc. ......................        2,100             68,250
Tandy Corp. ............................          600             29,738
TJX Companies, Inc. ....................        2,600             49,238
Transport World Entertainment Corp. + ..       14,254            293,989
Zale Corp. + ...........................        5,800            137,387
                                                            ------------
                                                               1,668,438
                                                            ------------
Diversified Financial Services (0.3%)
Morgan Stanley, Dean Witter, Discover
 & Co.. ................................          960             62,160

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
Diversified Financial Services (continued)
Trammell Crow Co. + ....................        1,300         $   28,113
Transamerica Corp. .....................          100             10,400
                                                            ------------
                                                                 100,673
                                                            ------------
Drugs (1.5%)
Abbott Laboratories ....................        2,100             98,569
Eli Lilly & Co. ........................          900             72,844
IDEC Pharmaceuticals Corp. + ...........          600             17,925
Johnson & Johnson ......................        1,300            105,950
Medicis Pharmaceutical Corp. + .........          700             35,087
Merck & Co., Inc. ......................        1,000            135,250
Rexall Sundown, Inc. + .................          100              1,794
Roberts Pharmaceutical Corp. + .........          800             17,800
Theragenics Corp. + ....................        5,000            100,937
                                                            ------------
                                                                 586,156
                                                            ------------
Electric Utilities (0.2%)
Conectiv, Inc. .........................          100              2,287
Energy East Corp. ......................          200              9,775
Niagra Mohawk Power Corp. + ............        3,000             43,875
OGE Energy Corp. .......................          300              7,969
                                                            ------------
                                                                  63,906
                                                            ------------
Electrical Machinery and Instruments (0.2%)
Xerox Corp. ............................        1,000             96,875
                                                            ------------
Electronic Media (0.9%)
Cablevision Systems Corp. + ............        2,200            106,150
Gaylord Entertainment Co. ..............        4,200            111,300
Pixar, Inc. + ..........................          100              4,750
Speedway Motorsports, Inc. + ...........        4,700             98,700
USA Networks,  Inc. + ..................          300              6,750
Viacom, Inc. + .........................          400             23,950
                                                            ------------
                                                                 351,600
                                                            ------------
Food and Beverage (1.4%)
Aurora Foods, Inc. + ...................          400              7,000
Canandiagua Brands, Inc. + .............        2,200            110,275
Earthgrains Co. (The) ..................        6,300            189,000
IBP, Inc. ..............................          600             16,237
J & J Snack Foods Corp. + ..............        7,100            159,750
Ralcorp Holdings, Inc. + ...............        1,100             19,388
Robert Mondavi Corp. + .................        2,300             78,056
                                                            ------------
                                                                 579,706
                                                            ------------
Food and Drug Retail (0.9%)
Casey's General Stores, Inc. ...........        5,300             74,200
CVS Corp. ..............................        2,000             91,375
Fleming Companies, Inc. ................        2,400             24,450
Kroger Co. (The) + .....................        1,200             66,600
Longs Drug Stores, Inc. ................          700             27,344
SUPERVALU, Inc. ........................        3,100             74,400
U.S. Foodservice + .....................          200              9,500
                                                            ------------
                                                                 367,869
                                                            ------------
Forest Products and Building Materials (0.7%)
Ball Corp. .............................          100              4,219
Boise Cascade Corp. ....................          400             11,200

                                       See Notes to Portfolio of Investments. 73

Generation Funds
Portfolio of Investments - October 31, 1998
Crossroads (continued)
--------------------------------------------------------------------------------

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
United States  (continued)

Forest Products and Building Materials (continued)
Centex Construction Products, Inc. .....        1,200         $   40,350
Chesapeake Corp. .......................          100              3,500
Florida Rock Industries, Inc. ..........          400              9,925
Georgia-Pacific Corp. ..................          900             37,706
Lafarge Corp. ..........................          200              6,738
Lone Star Industries, Inc. .............        2,200            154,962
Owens Corning ..........................          700             25,419
Southdown, Inc. ........................          100              5,444
                                                            ------------
                                                                 299,463
                                                            ------------
Gas Utilities (0.9%)
Coastal Corp. (The) ....................        2,600             91,650
Columbia Energy Group...................          900             52,088
Eastern Enterprises ....................        1,800             73,912
Energen Corp. ..........................        4,400             79,200
ONEOK, Inc. ............................          700             23,975
Sempra Energy ..........................        1,804             46,904
                                                            ------------
                                                                 367,729
                                                            ------------
Health Services (0.3%)
Integrated Health Services, Inc. .......        1,800             29,138
Lincare Holdings, Inc. + ...............        1,600             63,900
Trigon Healthcare, Inc. + ..............          600             22,500
                                                            ------------
                                                                 115,538
                                                            ------------
Housing and Furnishings (1.6%)
Centex Corp. ...........................        1,400             46,900
Fleetwood Enterprises, Inc. ............        2,100             67,725
Kaufman & Broad Home Corp. .............        2,200             62,838
Lennar Corp. ...........................        4,000             81,000
MDC Holdings, Inc. .....................        9,000            158,062
Pulte Corp. ............................        1,800             46,350
Ryland Group, Inc. .....................        5,800            144,275
Standard Pacific Corp. .................        3,200             31,000
                                                            ------------
                                                                 638,150
                                                            ------------
Industrial Services (0.2%)
Fluor Corp. ............................          400             15,525
Milacron, Inc. .........................          400              7,750
RTI International Metals + .............        2,700             40,163
                                                            ------------
                                                                  63,438
                                                            ------------
Insurance (1.3%)
Allstate Corp. (The) ...................        2,400            103,350
American Bankers Insurance Group .......        1,400             62,562
Americredit Corp. + ....................          300              4,013
CIGNA Corp. ............................        1,000             72,937
Conseco, Inc. ..........................        2,800             97,125
First American Financial Corp. .........        2,400             75,150
MGIC Investment Corp. ..................        1,000             39,000
Old Republic International Corp. .......          200              3,800
SunAmerica, Inc. .......................          650             45,825
                                                            ------------
                                                                 503,762
                                                            ------------
Investment Services (0.5%)
Dames & Moore Group ....................        6,500             78,000

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
Investment Sevices (continued)
Golden State Bancorp, Inc. .............        6,900         $  132,394
                                                            ------------
                                                                 210,394
                                                            ------------
Major Telecommunications (1.5%)
Alltel Corp. ...........................        1,800             84,263
AT&T Corp. .............................        2,500            155,625
Bell Atlantic Corp. ....................          600             31,875
BellSouth Corp. ........................        1,800            143,662
Sprint Corp. ...........................        1,400            107,450
U.S. WEST, Inc. ........................        1,600             91,800
                                                            ------------
                                                                 614,675
                                                            ------------
Miscellaneous Metals (0.0%)
Titanium Metals Corp. ..................        1,500             15,656
                                                            ------------
Oil (0.8%)
Ashland Oil, Inc. ......................        1,700             81,812
Clayton Williams Energy, Inc. + ........          900              7,875
Sun Company, Inc. ......................        3,900            133,819
Tesoro Petroleum Corp. + ...............        5,000             74,063
Tosco Corp. ............................          800             22,450
                                                            ------------
                                                                 320,019
                                                            ------------
Oil Services (0.4%)
Helmerich & Payne, Inc. ................          800             19,050
McDermott International, Inc. ..........          100              2,931
Seitel, Inc. + .........................        5,800             76,850
Trico Marine Services, Inc. + ..........        3,900             27,787
Veritas DGC, Inc. + ....................        1,300             24,213
                                                            ------------
                                                                 150,831
                                                            ------------
Other Telecommunications (0.5%)
Century Telephone Enterprises ..........          200             11,363
Cincinnati Bell Inc. ...................          200              5,188
Citizens Utilities Co. + ...............          302              2,718
Melita International Corp. + ...........        7,900             94,800
Nokia Corp., ADR........................          600             55,837
Tellabs, Inc. + ........................          600             33,000
                                                            ------------
                                                                 202,906
                                                            ------------
Print Media (0.5%)
Knight-Ridder, Inc. ....................        1,500             76,406
McGraw-Hill Co., Inc. ..................          200             17,988
New York Times Co. .....................        2,000             56,500
Thomas Nelson,  Inc. ...................        2,900             37,156
                                                            ------------
                                                                 188,050
                                                            ------------
Producer Goods (1.5%)
C & D Technologies, Inc. ...............        5,400            131,625
Gleason Corp. ..........................        2,600             52,487
Graco, Inc. ............................        4,350            114,731
Honeywell, Inc. ........................          600             47,925
Ingersoll-Rand Co. .....................        1,800             90,900
Kaydon Corp. ...........................          100              3,513
Tecumseh Products Co. ..................          100              5,200
Tredegar Industries, Inc. ..............        3,900             87,994
Trinity Industries, Inc. ...............          100              3,712

74 See Notes to Portfolio of Investments.

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
United States  (continued)

Producer Goods (continued)
Tyco International Ltd. ................          900         $   55,744
                                                            ------------
                                                                 593,831
                                                            ------------
Real Estate Investment Trusts (25.9%)
AMB Property Corp. .....................          300              6,900
American Health Properties, Inc. .......        1,000             22,250
Apartment Investment & Management Co. ..       13,100            457,681
Archstone Communities Trust ............        2,500             50,313
Arden Realty Group, Inc. ...............        3,200             69,200
Avalon Bay Communities, Inc. ...........        4,804            154,328
Beacon Capital + [beta] ................        6,500            113,100
Bedford Property Investors, Inc. .......        1,400             25,025
Brandywine Realty Trust ................        4,700             84,013
Cabot Industrial Trust .................        1,500             30,000
Camden Property Trust ..................       14,715            395,466
Captec Net Lease Realty, Inc. ..........        2,400             30,300
CBL & Associates Properties, Inc. ......       19,600            510,825
Colonial Properties Trust ..............        4,700            129,250
Cousins Properties, Inc. ...............        3,400             97,325
Crescent Real Estate Equities,  Inc. ...        6,000            150,375
Criimi Mae, Inc. .......................       37,900             52,113
Duke Realty Investments, Inc. ..........        7,000            167,125
Equity Office Properties Trust .........       21,600            518,400
Equity One, Inc. .......................        1,800             16,425
Equity Residential Properties Trust ....       14,200            596,400
Essex Property Trust, Inc. .............        5,100            160,012
First Industrial Realty Trust, Inc. ....        5,700            146,062
Franchise Finance Corp. of America .....        3,500             87,062
General Growth Properties, Inc. ........        3,500            124,469
Glenborough Realty Trust, Inc. .........       11,400            244,387
Glimcher Realty Trust ..................        1,600             25,900
Golf Trust of America, Inc. ............        3,200             85,600
Health Care REIT, Inc. .................       13,800            312,225
Healthcare Realty Trust, Inc. ..........        9,289            217,699
Highwood Properties, Inc. ..............        5,400            150,862
Home Properties of New York, Inc. ......        1,400             37,625
HRPT Properties Trust ..................       18,900            301,219
Imperial Credit Commercial Mortgage
 Investment Corp. ......................        1,200             10,050
Innkeepers USA Trust ...................        5,800             66,700
Kilroy Realty Corp. ....................        3,000             66,563
Kimco Realty Corp. .....................       14,900            593,206
Koger Equity, Inc. .....................        6,800            114,750
Kranzco Realty Trust ...................        7,400            110,075
Lexington Corporate Properties Trust ...        1,300             16,250
Liberty Property Trust .................        3,800             87,400
LTC Healthcare, Inc. + .................          430              1,021
LTC Properties, Inc. ...................        4,300             73,638
Mack-Cali Realty Corp. .................        3,600            106,650
Meditrust Companies ....................        2,900             47,125
MeriStar Hospitality Corp. .............        2,288             42,328
National Golf Properties, Inc. .........        1,800             51,300

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
Real Estate Investment Trusts (continued)
OMEGA Healthcare Investors, Inc. .......       15,200         $  471,200
Parkway Properties, Inc. ...............        7,400            210,900
Patriot American Hospitality, Inc. .....        3,600             31,950
Post Properties, Inc. ..................       14,400            557,100
Prentiss Properties Trust ..............        2,300             47,438
Prime Retail, Inc. .....................        2,200             21,313
PS Business Parks, Inc. ................       24,300            489,037
Public Storage, Inc. ...................        5,500            146,781
Reckson Associates Realty Corp. ........        2,000             45,375
Reckson Service Industries + ...........          320                620
Regency Realty Corp. ...................       12,200            281,362
Simon Property Group ...................        7,200            215,550
Sovran Self Storage, Inc. ..............          900             23,063
Starwood Financial Trust ...............           33              2,343
Starwood Lodging Trust .................       14,300            404,869
Sun Communities, Inc. ..................        2,100             70,219
Tower Realty Trust, Inc. ...............          400              8,100
Vornado Operating Co. + ................          280              1,750
Vornado Realty Trust ...................        5,600            188,650
Weeks Corp. ............................        5,600            162,750
                                                            ------------
                                                              10,337,362
                                                            ------------
Semiconductors and Electronics (0.4%)
Intel Corp. ............................        1,800            160,538
                                                            ------------
Specialty Chemicals (0.1%)
Albemarle Corp. ........................          100              1,906
Engelhard Corp. ........................          200              4,200
International Specialty Products, Inc. +          400              5,375
Millennium Chemicals, Inc. + ...........          300              7,312
Wellman,  Inc. .........................          200              2,513
                                                            ------------
                                                                  21,306
                                                            ------------
Steel (0.1%)
Texas Industries, Inc. .................        1,400             41,388
                                                            ------------
Surface Transport (0.1%)
Burlington Northern Santa Fe Corp. .....          600             18,525
Continental Airlines, Inc. + ...........          100              3,963
Modis Professional Services + ..........          200              3,525
Tidewater, Inc. ........................          200              5,662
                                                            ------------
                                                                  31,675
                                                            ------------
Textiles and Apparel (0.0%)
Timberland Co. (The) + .................          100              4,000
                                                            ------------
Total United States (Cost $24,820,184)                        23,886,067
                                                            ------------

Foreign Common Stocks (11.4%)
Australia  (0.5%)
Mayne Nickless Ltd. (Commercial
 Services) + ...........................       12,200             56,029
Mayne Nickless Ltd. Rights (Commercial
 Services) + ...........................       19,520              8,663
Telstra Corp. Ltd. (Other
 Telecommunications) + .................       22,500             88,911
Westpac Banking Corp. Ltd. (Banks and
 Thrifts)...............................        7,867             47,635
                                                            ------------
Total Australia                                                  201,238
                                                            ------------

                                       See Notes to Portfolio of Investments. 75

Generation Funds
Portfolio of Investments - October 31, 1998
Crossroads (continued)
--------------------------------------------------------------------------------

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
Belgium (0.1%)
Delhaize-le Lion SA (Food and Beverage)           550         $   47,015
                                                            ------------
Canada (0.1%)
Canadian National Railway Co.
 (Surface Transport) ...................        1,000             50,437
                                                            ------------
Denmark (0.3%)
Den Danske Bank (Investment Services) ..          300             40,740
Tele Danmark A/S (Major
 Telecommunications)....................          700             76,269
                                                            ------------
Total Denmark                                                    117,009
                                                            ------------
Finland (0.3%)
Helsingin Puhelin Oyj
 (Other Telecommunications) ............          800             43,823
Huhtamaki Group (Diversified) ..........        1,300             43,604
Tamro Oyj (Health Services) ............        6,000             32,152
                                                            ------------
Total Finland                                                    119,579
                                                            ------------
France (1.7%)
Accor SA (Consumer Services) ...........          300             63,002
Credit Commercial de France (Banks and
 Thrifts) + ............................          800             56,174
Elf Aquitaine SA (Oil) .................          600             69,426
Etablissements Economiques du Casino
 Guichard-Perrachon SA (Commercial
 Services) + ...........................          600             59,708
Gemini Sogeti SA (Insurance) ...........          600             90,157
Groupe Danone (Food and Beverage) ......          300             79,305
Lafarge SA
 (Forest Products and Building
 Materials).............................          600             61,328
Renault SA (Automotive) ................          600             25,643
Rhone-Poulenc
 (Biotech and Medical Products) + ......        1,000             45,708
Scor (Insurance) .......................          500             28,667
Societe Generale (Banks and Thrifts) ...          300             39,680
Union des Assurances Federales
 (Insurance) + .........................          450             56,280
                                                            ------------
Total France                                                     675,078
                                                            ------------
GERMANY  (1.3%)
Bayericshe Hypo-und Vereinsb
 (Chemicals) + .........................          975             77,415
BHF-Bank AG (Banks and Thrifts) ........          900             34,724
Daimler-Benz AG (Automotive) ...........          700             54,312
Deutsche Lufthansa AG (Air Transport) +         1,200             26,410
Deutsche Pfandbrief & Hypothekenbank AG
 (Banks and Thrifts) ...................          800             63,278
Douglas Holding AG (Discretionary
 Retail)................................          700             39,181
Gehe AG (Health Services) ..............          800             60,138
Mannesmann AG (Producer Goods) .........          700             68,894
Merck KGaA (Commercial Services) .......        1,200             49,270
Volkswagen AG (Automotive) .............          770             57,930
                                                            ------------
Total Germany                                                    531,552
                                                            ------------
Ireland  (0.4%)
Allied Irish Banks (Banks and Thrifts) .        6,024             87,004
CRH Plc
 (Forest Products and Building
 Materials).............................        4,000             58,598

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
Ireland  (continued)
Waterford Wedgewood
 (Housing and Furnishings) .............       39,352         $   35,476
                                                            ------------
Total Ireland                                                    181,078
                                                            ------------
Italy (0.6%)
Arnoldo Mondadori Editor (Print Media) .        4,500             49,855
Banca Commerciale Italiana (Banks and
 Thrifts)...............................        6,000             37,100
Credito Italiano (Banks and Thrifts) + .       10,000             53,716
Istituto Nazionale delle Assicurazioni
 (Insurance) + .........................       11,000             30,316
Telecom Italia SpA (Commercial Services)        9,200             66,547
                                                            ------------
Total Italy                                                      237,534
                                                            ------------
JAPAN (1.5%)
Fuji Photo Film (Chemicals) ............        2,000             73,288
Hitachi Ltd. (Semiconductors and
 Electronics)...........................        9,000             45,801
Kao Corp. (Consumer Products) ..........        4,000             81,012
Mizuno Corp. (Consumer Products) .......        7,000             21,926
Nintendo Co. Ltd.
 (Semiconductors and Electronics) ......          700             59,231
NTT Mobile Communication Network, Inc.
 (Other Telecommunications) ............           10             36,129
Santen Pharmaceutical Co. Ltd. (Drugs) .        6,000            102,929
Seino Transportation Co. Ltd. (Surface
 Transport).............................       12,000             70,027
Sony Corp. (Consumer Products) .........          800             50,804
Takefuji Corp. (Banks and Thrifts) .....        1,000             53,293
                                                            ------------
Total Japan                                                      594,440
                                                            ------------
Mexico (0.2%)
Grupo Financiero Banamex Accival, SA de
 CV (Banacci) (Banks and Thrifts) + ....       13,001             13,076
Panamerican Beverages, Inc.
 (Food and Beverage) ...................        2,800             56,700
                                                            ------------
Total Mexico                                                      69,776
                                                            ------------
Netherlands (0.8%)
Akzo Nobel (Chemicals) .................        1,200             46,646
Hunter Douglas NV (Consumer Services) ..        1,522             54,599
ING Groep NV (Banks and Thrifts) .......          955             46,224
Koninklijke Aholkd NV (Commercial
 Services)..............................        1,313             43,657
Laurus Scrips (Food and Beverage) + ....        6,300             15,854
Vendex N.V. (Discretionary Retail) + ...          900             22,890
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd
 Bezit (Print Media) ...................        2,100             72,636
                                                            ------------
Total Netherlands                                                302,506
                                                            ------------
Norway (0.3%)
Det Sondenfjelds-Norske Dampskibsselskab
 (Oil) + ...............................        1,900             26,932
Merkantildata Asa (Data and Imaging
 Services)..............................        4,800             48,181
Ocean Rig ASA (Oil) + ..................       53,000             23,724
Tandberg Television ASA (Electronic
 Media) + ..............................        3,000             27,672
                                                            ------------
Total Norway                                                     126,509
                                                            ------------
Spain  (0.3%)
Iberdrola SA (Electric Utilities) + ....        4,000             64,486

76 See Notes to Portfolio of Investments.

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
Spain (continued)
Telefonica de Espana
 (Major Telecommunications) ............        1,400        $    63,097
                                                            ------------
Total Spain                                                      127,583
                                                            ------------
Sweden  (0.4%)
Celsius AB (Conglomerate and Aerospace)         1,300             20,788
Industrial & Financial Systems (Data and
 Imaging Services) + [double beta] .....        3,300             31,239
Securitas AB (Consumer Services) .......        4,400             54,035
Svenska Handelsbanken (Investment
 Services) + ...........................          900             37,821
                                                            ------------
Total Sweden                                                     143,883
                                                            ------------
Switzerland (0.8%)
Adecco SA (Surface Transport) ..........          100             39,876
Fischer (Georg) AG (Auto Parts and
 Hardware)..............................          200             68,971
Nestle SA Registered Shares (Food and
 Beverage)..............................           40             85,069
Novartis AG Registered Shares (Health
 Services) + ...........................           40             72,072
Swiss Re (Insurance) ...................           15             33,407
UBS AG (Banks and Thrifts) .............          100             27,433
                                                            ------------
Total Switzerland                                                326,828
                                                            ------------
United Kingdom (1.7%)
Bank of Scotland (Banks and Thrifts) + .        5,382             58,496
Berisford Plc (Industrial Services) ....        9,600             24,598
British Aerospace Plc
 (Conglomerate and Aerospace) ..........        9,100             66,903
British Telecom Plc
 (Major Telecommunications) ............        3,500             45,778
Cable & Wireless Plc (Other
 Telecommunications) + .................        2,800             31,582
Glaxo Wellcome Plc (Drugs) .............        1,635             50,820
Granada Group Plc (Consumer Services) +         3,549             53,521
Kingfisher Plc (Discretionary Retail) ..        4,060             35,662
National Westminster Bank Plc
 (Banks and Thrifts) ...................        2,700             45,624
Pearson Plc (Print Media) ..............        3,600             62,821
Peninsular & Oriental Steam Navigation
 Co. (Surface Transport) + .............        3,700             38,820
Railtrack Group (Surface Transport) ....        1,700             45,466
Vodafone Group Plc (Consumer Products) .        8,593            115,126
                                                            ------------
Total United Kingdom                                             675,217
                                                            ------------
Total Foreign Common Stocks                                    4,527,262
 (Cost $4,174,682)                                          ------------

Total Common Stocks                                           28,413,329
 (Cost $28,994,866)                                         ------------

PREFERRED STOCKS (0.4%)

Germany  (0.4%)
Henkel KGAA (Chemicals) ................          500             42,719
Hugo Boss AG (Textiles and Apparel) + ..           20             31,156
SAP AG (Data and Imaging Services) + ...          150             73,090
                                                            ------------
Total Preferred Stocks (Cost $126,446)                           146,965
                                                            ------------

                                             Principal          Market
                                               Amount           Value
                                            ------------     -----------
LONG-TERM BONDS AND NOTES (16.6%)

Corporate and Convertible Bonds (9.1%)
American Re Corp., 7.45%, 12/15/26 .....   $  300,000        $   323,517
BankAmerica Corp., 7.88%, 12/01/02 .....      200,000            214,456
BCH Cayman Islands Ltd., 6.50%, 02/15/06      300,000            294,030
Ford Motor Credit Corp., 6.63%, 10/01/28      210,000            201,100
GTE Corp., 9.38%, 12/01/00 .............      100,000            108,407
Household Finance Corp., 5.88%, 09/25/04      145,000            142,770
International Lease Finance Corp.,
 5.56%, 09/18/01 .......................      215,000            216,344
Korean Development Bank, 7.13%, 09/17/01      150,000            133,158
MBIA, Inc., 6.63%, 10/01/28 ............      200,000            196,432
National Australia Bank, 6.40%, 12/10/07      200,000            201,898
Norwest Financial, Inc., 5.38%, 09/30/03      145,000            144,182
Rite Aid Corp., 6.00%, 10/01/03 ........      145,000            145,290
Simon Debartolo Group, Inc.,6.63%,
 06/15/03 [double beta] ................      300,000            293,502
TCI Communications, Inc., 6.38%,
 09/15/99...............................      300,000            303,939
Tenet Healthcare Corp., 7.88%, 01/15/03       250,000            256,320
Time Warner, Inc., 9.13%, 01/15/13 .....      250,000            301,817
USA Waste Management, Inc., 6.13%,
 07/15/01...............................      145,000            147,974
                                                            ------------
Total Corporate and Convertible Bonds                          3,625,136
 (Cost $3,613,426)                                          ------------

U.S. Government Agency Mortgage-Backed Securities (6.7%)
Federal National Mortgage Association -
 Convertible Loan, 6.50%, 02/01/28 .....      678,977            684,707
Federal National Mortgage Corp.,
 5.75%, 04/15/03 .......................      500,000            519,163
Government National Mortgage
 Association, 7.00%, 08/15/27 ..........       45,101             46,186
Government National Mortgage
 Association, 7.00%, 09/15/27 ..........      789,751            808,752
Government National Mortgage
 Association, 7.00%, 01/15/28 ..........      115,258            118,031
Government National Mortgage
 Association, 7.00%, 01/15/28 ..........      482,090            493,689
                                                            ------------
Total U.S. Government Agency Mortgage-Backed                   2,670,528
 Securities (Cost $2,626,576)                               ------------

U.S. Government Obligations (0.8%)
U.S. Treasury Bond, 7.25%, 08/15/04 ....      295,000            336,530
                                                            ------------
Total U.S. Government Obligations
 (Cost $331,732)                                                 336,530
                                                            ------------
Total Long-term Bonds and Notes                                6,632,194
 (Cost $6,571,734)                                          ------------

SHORT-TERM INVESTMENTS (10.0%)

Federal Home Loan Bank, 5.40%, 11/02/98     3,898,000          3,898,000
U.S. Treasury Bill, 4.98%, 02/18/99 @ ..      100,000             98,746
                                                            ------------
Total Short-term Investments                                   3,996,746
 (Cost $3,996,507)                                          ------------

                                      See Notes to Portfolio of Investments.  77

Generation Funds
Portfolio of Investments - October 31, 1998
Crossroads (continued)
--------------------------------------------------------------------------------

                                                               Market
                                                               Value
                                                             -----------
Total Investments (Cost $39,689,553)(a)                      $39,189,234
Other assets less liabilities                                    694,996
                                                            ------------
Total Net Assets                                             $39,884,230
                                                             ===========


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $39,748,047. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains...........................................  $ 2,828,382

Unrealized losses..........................................   (3,387,195)
                                                             -----------

 Net unrealized loss.......................................  $  (558,813)
                                                             ===========

Information concerning open futures contracts at October 31, 1998 is shown below:

                         No. of       Initial      Expiration       Unrealized
                       Contracts       Value          Date         Gain/(Loss)
                       ---------     ---------    ------------     -----------
   Long Contracts
--------------------
Long-Term German
Government Bond
Futures .............      2         $311,345        Dec 98           $1,298

Swiss Government
Bond Futures ........      2          181,521        Dec 98            2,378
                                    ---------                         ------
                                     $492,866                         $3,676
                                    =========                         ======

+                Non-income producing security.
[beta]           Restricted security. This security has been determined to be illiquid under guidelines established by the Board of
                 Directors.
[double beta]    Securities that may be resold to "qualified institutional
                 buyers" under Rule 144A or securities offered pursuant to
                 section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@                Security pledged to cover initial margin requirements on open futures contracts at October 31, 1998.

Category percentages are based on net assets.

78 See Notes to Financial Statements.

Generation Funds
Portfolio of Investments - October 31, 1998
Legacy
--------------------------------------------------------------------------------

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
COMMON STOCKS (48.5%)

United States (39.6%)
Air Transport (0.3%)
AMR Corp. + ............................          600         $   40,200
Delta Air Lines, Inc. ..................          400             42,225
                                                            ------------
                                                                  82,425
                                                            ------------
Auto Parts and Hardware (0.2%)
Black & Decker Corp. ...................          800             41,350
Briggs & Stratton Corp. ................          100              4,700
                                                            ------------
                                                                  46,050
                                                            ------------
Automotive (0.3%)
Dana Corp. .............................          185              7,735
Ford Motor Co. .........................        1,100             59,675
                                                            ------------
                                                                  67,410
                                                            ------------
Banks and Thrifts (0.6%)
Comerica, Inc. .........................          301             19,396
Datastream Systems, Inc. + .............          200              2,013
Dime Bancorp, Inc. .....................          100              2,381
Downey Financial Corp. .................          840             19,687
Dsp Group,  Inc. + .....................        1,400             22,400
Fifth Third Bancorp ....................          200             13,250
FirstFed Financial Corp. + .............        1,600             26,200
Golden West Financial Corp. ............          300             27,206
Riggs National Corp. ...................          100              2,412
Suntrust Banks, Inc. ...................          100              6,969
Washington Federal, Inc. ...............          100              2,669
                                                            ------------
                                                                 144,583
                                                            ------------
Biotech and Medical Products (1.9%)
ADAC Laboratories + ....................          200              5,925
Alpharma, Inc. .........................        2,400             66,450
Amgen, Inc. + ..........................          200             15,712
Arterial Vascular Engineering, Inc. + ..          500             15,375
Barr Laboratories, Inc. + ..............          200              6,838
Bio-Rad Labs, Inc. + ...................          300              6,619
Diagnostic Products Corp. ..............          200              4,513
Guidant Corp. ..........................          100              7,650
Hanger Orthopedic Group, Inc. + ........        1,900             37,525
Marquette Medical Systems, Inc. + ......          200              8,913
Maxxim Medical, Inc. + .................        2,600             65,650
Mylan Laboratories, Inc. ...............          300             10,331
OEC Medical Systems, Inc. + ............        1,700             42,500
Osteotech, Inc. + ......................        1,000             25,187
Serologicals Corp. + ...................        1,200             27,150
Thermo BioAnalysis Corp. + .............        4,100             43,306
VISX, Inc. + ...........................        1,200             60,150
                                                            ------------
                                                                 449,794
                                                            ------------
Commercial Services (1.0%)
Crossmann Communities, Inc. + ..........          200              4,550
Day Runner, Inc. + .....................          600             12,000
Deluxe Corp. ...........................          500             16,187

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
Commercial Services (continued)
Franklin Covey Co. + ...................        3,200         $   63,200
Galileo International, Inc. ............        1,500             56,906
Modtech, Inc. + ........................          100              1,688
URS Corp. + ............................        2,700             45,562
Valassis Communications, Inc. + ........        1,000             39,875
                                                            ------------
                                                                 239,968
                                                            ------------
Computers (0.4%)
Ceridian Corp. + .......................          400             22,950
International Business Machines Corp. ..          100             14,844
SPR, Inc. + ............................        1,250             22,500
Sun Microsystems, Inc. + ...............          700             40,775
                                                            ------------
                                                                 101,069
                                                            ------------
Conglomerate and Aerospace (0.7%)
Ducommun Inc. + ........................        1,500             24,000
Goodrich (B. F.) Co. ...................        1,100             39,600
Loews Corp. ............................          400             37,575
Northrop Grumman Corp. .................          300             23,925
United Technologies Corp. ..............          500             47,625
                                                            ------------
                                                                 172,725
                                                            ------------
Consumer Finance (0.1%)
Countrywide Credit Industries, Inc. ....          700             30,231
                                                            ------------
Consumer Products (0.6%)
American Greetings Corp. ...............          200              8,025
Blyth Industries, Inc. + ...............          100              2,763
Intimate Brands, Inc. ..................        3,500             78,312
National R.V. Holdings, Inc. + .........        1,950             44,119
Twinlab Corp. + ........................          200              4,437
                                                            ------------
                                                                 137,656
                                                            ------------
Consumer Services (1.4%)
Applebee's International, Inc. .........        2,300             46,862
Brinker International, Inc. + ..........          400              9,675
Darden Restaurants, Inc. ...............        1,200             19,800
Extended Stay America, Inc. + ..........        7,000             67,375
Foodmaker, Inc. + ......................          600              9,488
Grand Casinos, Inc. + ..................        3,600             31,725
International Speedway Corp. ...........        1,300             40,137
Promus Hotel Corp. + ...................          100              3,188
Red Roof Inns, Inc. + ..................        1,100             19,044
RFS Hotel Investors, Inc. ..............          600              7,800
Sonic Corp. + ..........................        2,850             54,150
Tricon Global Restaurants, Inc. + ......          700             30,450
                                                            ------------
                                                                 339,694
                                                            ------------
Consumer Specialties (0.1%)
Brunswick Corp. ........................          900             17,494
Russ Berrie & Co., Inc. ................          600             11,850
                                                            ------------
                                                                  29,344
                                                            ------------

                                      See Notes to Portfolio of Investments.  79

Generation Funds
Portfolio of Investments - October 31, 1998
Legacy (continued)
--------------------------------------------------------------------------------

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
United States (continued)

Data and Imaging Services (1.4%)
Apex PC Solutions, Inc. + ..............        1,500         $   39,187
Avant! Corp. + .........................          900             15,356
Cisco Systems, Inc. + ..................          200             12,600
EMC/MASS Corp. + .......................          400             25,750
Microsoft Corp. + ......................          300             31,763
Oracle Corp. + .........................        1,300             38,431
Progress Software Corp. + ..............          550             14,334
Project Software & Development, Inc. + .        1,000             18,125
QLogic Corp. + .........................        1,300            120,087
Siebel Systems, Inc. + .................          200              4,088
Veritas Software Corp. + ...............          100              5,013
Visio Corp. + ..........................          500             13,313
                                                            ------------
                                                                 338,047
                                                            ------------
Discretionary Retail (2.6%)
Abercrombie & Fitch Co. + ..............        1,700             67,469
American Eagle Outfitters, Inc. + ......        2,850            115,425
Ames Department Stores, Inc. + .........        1,300             23,887
Cato Corp. (The) .......................        2,600             34,612
Dayton Hudson Corp. ....................          500             21,188
Dress Barn, Inc. + .....................          700              9,888
Federated Department Stores, Inc. + ....          800             30,750
Fingerhut Companies, Inc. ..............          100                844
Global DirectMail Corp. + ..............        1,400             19,950
Lowe's Co., Inc. .......................          600             20,213
Micro Warehouse, Inc. + ................          100              2,181
Musicland Stores Corp. + ...............        3,200             42,200
Office Depot, Inc. + ...................          100              2,500
Ross Stores, Inc. ......................        1,000             32,500
Tandy Corp. ............................          200              9,913
TJX Companies, Inc. ....................        1,800             34,087
Transport World Entertainment Corp. + ..        6,000            123,750
Zale Corp. + ...........................        1,900             45,006
                                                            ------------
                                                                 636,363
                                                            ------------
Diversified Financial Services (0.1%)
Trammell Crow Co. + ....................          600             12,975
Transamerica Corp. .....................          100             10,400
                                                            ------------
                                                                  23,375
                                                            ------------
Drugs (1.0%)
Abbott Laboratories ....................          800             37,550
Eli Lilly & Co. ........................          700             56,656
Johnson & Johnson ......................          500             40,750
Medicis Pharmaceutical Corp. + .........          600             30,075
Merck & Co., Inc. ......................          500             67,625
Roberts Pharmaceutical Corp. + .........          300              6,675
Theragenics Corp. + ....................          400              8,075
                                                            ------------
                                                                 247,406
                                                            ------------
Electric Utilities (0.1%)
Central & South West Corp. .............          300              8,344
Conectiv, Inc. .........................          100              2,288
Niagara Mohawk Power Corp. + ...........        1,400             20,475

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
Electric Utilities (continued)
OGE Energy Corp. .......................          100         $    2,656
                                                            ------------
                                                                  33,763
                                                            ------------
Electrical Machinery and Instruments (0.2%)
Xerox Corp. ............................          400             38,750
                                                            ------------
Electronic Media (0.6%)
Cablevision Systems Corp. + ............        1,200             57,900
Gaylord Entertainment Co. ..............        1,500             39,750
Premier Parks Inc. + ...................          700             15,531
Speedway Motorsports, Inc. + ...........          800             16,800
USA Networks, Inc. + ...................          100              2,250
Viacom, Inc. + .........................          200             11,975
                                                            ------------
                                                                 144,206
                                                            ------------
Food and Beverage (1.0%)
Aurora Foods, Inc. + ...................          100              1,750
Canandiagua Brands, Inc. + .............          800             40,100
Earthgrains Co. (The) ..................        2,200             66,000
IBP, Inc. ..............................          200              5,413
J & J Snack Foods Corp. + ..............        1,700             38,250
R.h. Donnelley Corp. ...................        2,680             37,520
Ralcorp Holdings, Inc. + ...............        1,000             17,625
Robert Mondavi Corp. + .................        1,200             40,725
                                                            ------------
                                                                 247,383
                                                            ------------
Food and Drug Retail (0.8%)
Casey's General Stores, Inc. ...........        5,800             81,200
CVS Corp. ..............................          900             41,119
Fleming Companies, Inc. ................          400              4,075
Kroger Co. (The) + .....................          500             27,750
Longs Drug Stores, Inc. ................          400             15,625
SUPERVALU, Inc. ........................        1,300             31,200
U.S. Foodservice + .....................          100              4,750
                                                            ------------
                                                                 205,719
                                                            ------------
Forest Products and Building Materials (0.5%)
Boise Cascade Corp. ....................          100              2,800
Centex Construction Products, Inc. .....          400             13,450
Florida Rock Industries, Inc. ..........        1,000             24,812
Georgia-Pacific Corp. ..................          300             12,569
Lafarge Corp. ..........................          100              3,369
Lone Star Industries, Inc. .............          900             63,393
Owens Corning ..........................          300             10,894
                                                            ------------
                                                                 131,287
                                                            ------------
Gas Utilities (0.6%)
Coastal Corp. (The) ....................        1,100             38,775
Eastern Enterprises ....................          500             20,531
Energen Corp. ..........................        2,400             43,200
NICOR, Inc. ............................          500             21,188
Sempra Energy ..........................          751             19,526
                                                            ------------
                                                                 143,220
                                                            ------------
Health Services (0.4%)
Integrated Health Services, Inc. .......        1,100             17,806
Lincare Holdings, Inc. + ...............        1,100             43,931
MedQuist,  Inc. + ......................        1,000             26,938


80 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
United States (continued)

Health Services (continued)
Trigon Healthcare, Inc. + ..............          200         $    7,500
                                                            ------------
                                                                  96,175
                                                            ------------
Housing and Furnishings (1.0%)
Centex Corp. ...........................          600             20,100
Fleetwood Enterprises, Inc. ............          600             19,350
Kaufman & Broad Home Corp. .............          700             19,994
Lennar Corp. ...........................        1,900             38,475
MDC Holdings, Inc. .....................        3,300             57,956
Pulte Corp. ............................          600             15,450
Ryland Group, Inc. .....................          400              9,950
Standard Pacific Corp. .................        3,200             31,000
Winsloew Furniture, Inc. + .............        1,200             25,350
                                                            ------------
                                                                 237,625
                                                            ------------
Industrial Services (0.1%)
Fluor Corp. ............................          200              7,763
Milacron, Inc. .........................          100              1,938
RTI International Metals + .............        1,100             16,362
                                                            ------------
                                                                  26,063
                                                            ------------
Insurance (0.8%)
Allstate Corp. (The) ...................        1,300             55,981
Americredit Corp. + ....................          100              1,338
CIGNA Corp. ............................          400             29,175
Conseco, Inc. ..........................          600             20,812
First American Financial Corp. .........        1,600             50,100
MGIC Investment Corp. ..................          400             15,600
Old Republic International Corp. .......          150              2,850
SunAmerica, Inc. .......................          350             24,675
                                                            ------------
                                                                 200,531
                                                            ------------
Investment Services (0.3%)
Dames & Moore Group ....................        2,500             30,000
Golden State Bancorp, Inc. .............        1,900             36,456
Lehman Brothers Holdings, Inc. .........          100              3,794
Providian Financial Corp. ..............          100              7,937
                                                            ------------
                                                                  78,187
                                                            ------------
Major Telecommunications (1.1%)
Alltel Corp. ...........................          700             32,769
AT&T Corp. .............................        1,000             62,250
Bell Atlantic Corp. ....................          600             31,875
BellSouth Corp. ........................          700             55,868
Sprint Corp. ...........................          600             46,050
U.S. WEST, Inc. ........................          600             34,425
                                                            ------------
                                                                 263,237
                                                            ------------
Miscellaneous Metals (0.0%)
Titanium Metals Corp. ..................        1,000             10,438
                                                            ------------
Oil (0.5%)
Ashland Oil, Inc. ......................          700             33,687
Clayton Williams Energy, Inc. + ........          600              5,250
Octel Corp. + ..........................          200              2,888
Sun Company, Inc. ......................        1,300             44,606
Tesoro Petroleum Corp. + ...............        1,800             26,663

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
Oil (continued)
Tosco Corp. ............................          400         $   11,225
                                                            ------------
                                                                 124,319
                                                            ------------
Oil Services (0.2%)
Helmerich & Payne, Inc. ................          400              9,525
McDermott International, Inc. ..........          800             23,450
Seitel, Inc. + .........................          300              3,975
Trico Marine Services, Inc. + ..........        1,700             12,112
                                                            ------------
                                                                  49,062
                                                            ------------
Other Telecommunications (0.3%)
Century Telephone Enterprises ..........           50              2,841
Citizens Utilities Co. + ...............          100                900
Melita International Corp. + ...........          500              6,000
Nokia Corp., ADR........................          400             37,225
Tellabs, Inc. + ........................          400             22,000
                                                            ------------
                                                                  68,966
                                                            ------------
Print Media (0.3%)
Knight-Ridder, Inc. ....................          600             30,562
McClatchy Co. ..........................          525             17,817
McGraw-Hill Co., Inc. ..................          100              8,994
New York Times Co. .....................          800             22,600
                                                            ------------
                                                                  79,973
                                                            ------------
Producer Goods (0.6%)
C & D Technologies, Inc. ...............        1,600             39,000
Gleason Corp. ..........................          600             12,112
Honeywell, Inc. ........................          200             15,975
Ingersoll-Rand Co. .....................          700             35,350
Tyco International Ltd. ................          400             24,775
Varlen Corp. ...........................          300              8,963
                                                            ------------
                                                                 136,175
                                                            ------------
Real Estate Investment Trusts (17.0%)
AMB Property Corp. .....................          200              4,600
American Health Properties, Inc. .......          300              6,675
Apartment Investment & Management Co. ..        1,800             62,887
Archstone Communities Trust ............        1,000             20,125
Arden Realty Group, Inc. ...............        1,000             21,625
Avalon Bay Communities, Inc. ...........        1,668             53,585
Beacon Capital + [beta] ................        2,300             40,020
Bedford Property Investors, Inc. .......          600             10,725
Brandywine Realty Trust ................        5,100             91,162
Cabot Industrial Trust .................        2,400             48,000
Camden Property Trust ..................        5,962            160,229
Captec Net Lease Realty, Inc. ..........        1,000             12,625
Carramerica Realty Corp. ...............          700             15,750
CBL & Associates Properties, Inc. ......        8,700            226,744
Chateau Communities, Inc. ..............          800             23,500
Colonial Properties Trust ..............        1,300             35,750
Cousins Properties, Inc. ...............        1,000             28,625
Crescent Real Estate Equities, Inc. ....        1,700             42,606
Criimi Mae, Inc. .......................       13,900             19,113
Developers Diversified Realty Corp. ....          600             11,325

                                      See Notes to Portfolio of Investments.  81

Generation Funds
Portfolio of Investments - October 31, 1998
Legacy (continued)
--------------------------------------------------------------------------------

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
United States (continued)

Real Estate Investment Trusts (continued)
Duke Realty Investments, Inc. ..........        3,100             74,012
Equity Inns, Inc. ......................        2,200             23,100
Equity Office Properties Trust .........        8,400            201,600
Equity One, Inc. .......................          600              5,475
Equity Residential Properties Trust ....        4,650            195,300
Essex Property Trust, Inc. .............        1,800             56,475
First Industrial Realty Trust, Inc. ....        1,800             46,125
Franchise Finance Corp. of America .....        1,300             32,338
General Growth Properties, Inc. ........        3,700            131,581
Glenborough Realty Trust, Inc. .........        4,000             85,750
Glimcher Realty Trust ..................          500              8,094
Golf Trust of America, Inc. ............        2,300             61,525
Health Care REIT, Inc. .................        4,200             95,025
Healthcare Realty Trust, Inc. ..........        3,766             88,277
Highwood Properties, Inc. ..............        1,500             41,906
Home Properties of New York, Inc. ......          600             16,125
HRPT Properties Trust ..................        2,300             36,656
Imperial Credit Commercial Mortgage
 Investment Corp. ......................          500              4,188
Innkeepers USA Trust ...................        3,700             42,550
Kilroy Realty Corp. ....................        1,100             24,406
Kimco Realty Corp. .....................        6,300            250,819
Koger Equity, Inc. .....................        1,700             28,688
Konover Property Trust + ...............        2,000             13,875
Kranzco Realty Trust ...................        7,300            108,587
Lexington Corporate Properties Trust ...          600              7,500
Liberty Property Trust .................        6,000            138,000
LTC Healthcare, Inc. + .................           40                 95
LTC Properties, Inc. ...................          400              6,850
Mack-Cali Realty Corp. .................        1,200             35,550
Meditrust Companies ....................        1,000             16,250
MeriStar Hospitality Corp. .............          762             14,097
OMEGA Healthcare Investors, Inc. .......        5,900            182,900
Parkway Properties, Inc. ...............        4,600            131,100
Patriot American Hospitality, Inc. .....        1,400             12,425
Post Properties, Inc. ..................        5,500            212,781
Prentiss Properties Trust ..............        1,000             20,625
Prime Retail, Inc. .....................          900              8,719
PS Business Parks, Inc. ................       10,400            209,300
Reckson Associates Realty Corp. ........          700             15,881
Reckson Service Industries + ...........          112                217
Regency Realty Corp. ...................        4,200             96,862
Simon Property Group ...................        2,200             65,862
Sovran Self Storage, Inc. ..............        1,400             35,875
Starwood Financial Trust ...............           16              1,136
Starwood Lodging Trust .................        5,400            152,887
Sun Communities, Inc. ..................        2,800             93,625
Tower Realty Trust, Inc. ...............          201              4,061
Vornado Operating Co. + ................           70                438
Vornado Realty Trust ...................        1,400             47,163

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
Real Estate Investment Trusts (continued)
Weeks Corp. ............................          200         $    5,813
                                                            ------------
                                                               4,124,160
                                                            ------------
Semiconductors and Electronics (0.2%)
Intel Corp. ............................          500             44,594
                                                            ------------
Specialty Chemicals (0.0%)
Albemarle Corp. ........................          100              1,906
Engelhard Corp. ........................          100              2,100
Millennium Chemicals, Inc. + ...........          100              2,438
                                                            ------------
                                                                   6,444
                                                            ------------
Steel (0.2%)
Texas Industries, Inc. .................        1,200             35,475
                                                            ------------
Surface Transport (0.1%)
Burlington Northern Santa Fe Corp. .....          300              9,262
Modis Professional Services + ..........          100              1,763
Tidewater, Inc. ........................          100              2,831
                                                            ------------
                                                                  13,856
                                                            ------------
Textiles and Apparel (0.0%)
Timberland Co. (The) + .................          100              4,000
                                                            ------------
Total United States (Cost $9,964,708)                          9,629,748
                                                            ------------

Foreign Common Stocks (8.9%)

Australia (0.3%)
Mayne Nickless Ltd. (Commercial
 Services) + ...........................        3,400             15,615
Mayne Nickless Ltd. Rights (Commercial
 Services) + ...........................        5,440              2,414
Telstra Corp. Ltd. (Other
 Telecommunications) + .................        8,200             32,403
Westpac Banking Corp. Ltd. (Banks and
 Thrifts)...............................        3,678             22,270
                                                            ------------
Total Australia                                                   72,702
                                                            ------------
Belgium (0.1%)
Delhaize-le Lion SA (Food and Beverage)           280             23,935
                                                            ------------
Canada  (0.1%)
Canadian National Railway Co.
 (Surface Transport) ...................          500             25,219
                                                            ------------
Denmark (0.2%)
Den Danske Bank (Investment Services) ..          100             13,580
Tele Danmark A/S (Major
 Telecommunications)....................          200             21,791
                                                            ------------
Total Denmark                                                     35,371
                                                            ------------
Finland (0.3%)
Helsingin Puhelin Oyj
 (Other Telecommunications) ............          400             21,911
Huhtamaki Group (Diversified) ..........          800             26,834
Tamro Oyj (Health Services) ............        2,900             15,540
                                                            ------------
Total Finland                                                     64,285
                                                            ------------
France (1.3%)
Accor SA (Consumer Services) ...........          200             42,001
Credit Commercial de France (Banks and
 Thrifts) + ............................          500             35,109

82  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
France (Continued)
Elf Aquitaine SA (Oil) .................          300         $   34,713
Etablissements Economiques du Casino
 Guichard-Perrachon SA (Commercial
 Services) + ...........................          300             29,854
Gemini Sogeti SA (Insurance) ...........          300             45,078
Groupe Danone (Food and Beverage) ......          100             26,435
Lafarge SA
 (Forest Products and Building
 Materials).............................          300             30,664
Renault SA (Automotive) ................          300             12,822
Rhone-Poulenc (Biotech and Medical
 Products) + ...........................          500             22,854
Scor (Insurance) .......................          300             17,200
Societe Generale (Banks and Thrifts) ...          100             13,227
Union des Assurances Federales
 (Insurance) + .........................          100             12,507
                                                            ------------
Total France                                                     322,464
                                                            ------------
Germany  (1.1%)
Bayericshe Hypo-und Vereinsb
 (Chemicals) + .........................          600             47,640
BHF-Bank AG (Banks and Thrifts) ........          400             15,433
Daimler-Benz AG (Automotive) ...........          300             23,276
Deutsche Lufthansa AG (Air Transport) +           600             13,205
Deutsche Pfandbrief & Hypothekenbank AG
 (Banks and Thrifts) ...................          400             31,639
Douglas Holding AG (Discretionary
 Retail)................................          300             16,792
Gehe AG (Health Services) ..............          400             30,069
Mannesmann AG (Producer Goods) .........          300             29,526
Merck KGaA (Commercial Services) .......          600             24,635
Volkswagen AG (Automotive) .............          330             24,827
                                                            ------------
Total Germany                                                    257,042
                                                            ------------
Ireland  (0.3%)
Allied Irish Banks (Banks and Thrifts) .        2,024             29,233
CRH Plc (Forest Products and Building
 Materials).............................        2,000             29,299
Waterford Wedgewood (Housing and
 Furnishings)...........................       15,307             13,799
                                                            ------------
Total Ireland                                                     72,331
                                                            ------------
Italy  (0.4%)
Arnoldo Mondadori Editor (Print Media) .        1,500             16,618
Banca Commerciale Italiana (Banks and
 Thrifts)...............................        3,000             18,550
Credito Italiano (Banks and Thrifts) + .        5,000             26,858
Istituto Nazionale delle Assicurazioni
 (Insurance) + .........................        6,000             16,536
Telecom Italia SpA (Commercial Services)        2,000             14,467
                                                            ------------
Total Italy                                                       93,029
                                                            ------------
Japan  (1.0%)
Fuji Photo Film (Chemicals) ............        1,000             36,644
Hitachi Ltd. (Semiconductors and
 Electronics)...........................        4,000             20,356
Kao Corp. (Consumer Products) ..........        2,000             40,506
Mizuno Corp. (Consumer Products) .......        4,000             12,529
Nintendo Co. Ltd.
 (Semiconductors and Electronics) ......          300             25,385
NTT Mobile Communication Network, Inc.
 (Other Telecommunications) ............           10             36,129
Santen Pharmaceutical Co. Ltd. (Drugs) .        2,000             34,310
Seino Transportation Co. Ltd. (Surface
 Transport).............................        5,000             29,178

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
Japan  (Continued)
Sony Corp. (Consumer Products) .........          300         $   19,051
                                                            ------------
Total Japan                                                      254,088
                                                            ------------
Mexico (0.1%)
Grupo Financiero Banamex Accival, SA de
 CV (Banacci) (Banks and Thrifts) + ....        8,000              8,045
Panamerican Beverages, Inc. (Food and
 Beverage)..............................          900             18,225
                                                            ------------
Total Mexico                                                      26,270
                                                            ------------
Netherlands (0.6%)
Akzo Nobel (Chemicals) .................          800             31,097
Hunter Douglas NV (Consumer Services) ..          405             14,529
ING Groep NV (Banks and Thrifts) .......          536             25,944
Koninklijke Ahold NV (Commercial
 Services)..............................          606             20,149
Laurus Scrips (Food and Beverage) + ....        2,800              7,046
Vendex N.V. (Discretionary Retail) + ...          400             10,173
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit
 (Print Media) .........................        1,300             44,965
                                                            ------------
Total Netherlands                                                153,903
                                                            ------------
Norway (0.3%)
Det Sondenfjelds-Norske Dampskibsselskab
 (Oil) + ...............................        1,200             17,010
Merkantildata Asa (Data and Imaging
 Services)..............................        2,000             20,075
Ocean Rig ASA (Oil) + ..................       43,750             19,584
Tandberg Television ASA (Electronic
 Media) + ..............................        1,700             15,680
                                                            ------------
Total Norway                                                      72,349
                                                            ------------
Spain (0.3%)
Iberdrola SA (Electric Utilities) + ....        2,200             35,467
Telefonica de Espana (Major
 Telecommunications)....................          800             36,056
                                                            ------------
Total Spain                                                       71,523
                                                            ------------
Sweden (0.3%)
Celsius AB (Conglomerate and Aerospace)         1,700             27,184
Industrial & Financial Systems (Data and
 Imaging Services) + [double beta] .....        1,600             15,146
Securitas AB (Consumer Services) .......        3,300             40,527
                                                            ------------
Total Sweden                                                      82,857
                                                            ------------
Switzerland  (0.7%)
Adecco SA (Surface Transport) ..........           50             19,938
Fischer (Georg) AG (Auto Parts and
 Hardware)..............................          100             34,485
Nestle SA Registered Shares (Food and
 Beverage)..............................           20             42,534
Novartis AG Registered Shares
 (Health Services) + ...................           20             36,036
Swiss Re (Insurance) ...................           10             22,272
UBS AG (Banks and Thrifts) .............           50             13,717
                                                            ------------
Total Switzerland                                                168,982
                                                            ------------
United Kingdom  (1.5%)
Bank of Scotland (Banks and Thrifts) + .        6,295             68,419
Berisford Plc (Industrial Services) ....        4,800             12,299
British Aerospace Plc
 (Conglomerate and Aerospace) ..........        3,000             22,056
British Telecom Plc (Major
 Telecommunications)....................        1,700             22,235

                                      See Notes to Portfolio of Investments.  83

Generation Funds
Portfolio of Investments - October 31, 1998
Legacy (continued)
--------------------------------------------------------------------------------

                                             Number of          Market
                                               Shares           Value
                                            ------------     -----------
United Kingdom (Continued)

Cable & Wireless Plc (Other
 Telecommunications) + .................        1,300         $   14,663
Glaxo Wellcome Plc (Drugs) .............          520             16,163
Granada Group Plc (Consumer Services) +         2,030             30,614
Kingfisher Plc (Discretionary Retail) ..        2,232             19,605
National Westminster Bank Plc
 (Banks and Thrifts) ...................        1,500             25,347
Pearson Plc (Print Media) ..............        1,500             26,175
Peninsular & Oriental Steam Navigation
 Co. (Surface Transport) + .............        1,800             18,886
Railtrack Group (Surface Transport) ....          800             21,396
Vodafone Group Plc (Consumer Products) .        5,257             70,431
                                                            ------------
Total United Kingdom                                             368,289
                                                            ------------
Total Foreign Common Stocks                                    2,164,639
 (Cost $1,981,359)                                          ------------
Total Common Stocks (Cost $11,946,067)                        11,794,387
                                                            ------------
PREFERRED STOCKS (0.4%)

Germany (0.4%)
Henkel KGAA (Chemicals) ................          500             42,719
Hugo Boss AG (Textiles and Apparel) + ..           10             15,578
SAP AG (Data and Imaging Services) + ...          100             48,727
                                                            ------------
Total Preferred Stocks (Cost $114,829)                           107,024
                                                            ------------

                                             Principal
                                              Amount
                                             ---------
LONG-TERM BONDS AND NOTES (29.1%)

Corporate and Convertible Bonds (16.6%)
American Re Corp., 7.45%, 12/15/26 .....   $  400,000            431,356
BankAmerica Corp., 7.88%, 12/01/02 .....      250,000            268,070
BCH Cayman Islands Ltd., 6.50%, 02/15/06      300,000            294,030
Capital One Bank, 6.66%, 06/19/00 ......      300,000            303,291
Ford Motor Credit Corp., 6.63%, 10/01/28      120,000            114,914
GTE Corp., 9.38%, 12/01/00 .............      200,000            216,814
Household Finance Corp., 5.88%, 09/25/04      150,000            147,693
International Lease Finance Corp.,
 5.56%, 09/18/01 .......................      220,000            221,375
Korean Development Bank, 7.13%, 09/17/01      200,000            177,544
National Australia Bank, 6.40%, 12/10/07      300,000            302,847
Norwest Financial, Inc., 5.38%, 09/30/03      150,000            149,154
Rite Aid Corp., 6.00%, 10/01/03 ........      150,000            150,300
Simon Debartolo Group, Inc., 6.63%,
 06/15/03 [double beta] ................      300,000            293,502
TCI Communications, Inc., 6.38%,
 09/15/99...............................      200,000            202,626
Tenet Healthcare Corp., 7.88%, 01/15/03       175,000            179,424
Time Warner, Inc., 9.13%, 01/15/13 .....      350,000            422,544
USA Waste Management, Inc., 6.13%,
 07/15/01...............................      150,000            153,077
                                                            ------------
Total Corporate and Convertible Bonds                          4,028,561
 (Cost $4,000,998)                                          ------------

U.S. Government Agency Mortgage-Backed Securities (10.9%)
Federal National Mortgage Association -
 Conventional Loan, 6.50%, 02/01/28 ....      438,024            441,720

                                              Principal         Market
                                               Amount           Value
                                            ------------     -----------
U.S. Government Agency Mortgage-Backed Securities (continued)
Federal National Mortgage Corp.,
 5.75%, 04/15/03 .......................   $  500,000         $  519,163
Government National Mortgage
 Association, 7.00%, 04/15/27 ..........      414,595            424,570
Government National Mortgage
 Association, 7.00%, 02/15/28 ..........      230,934            236,491
Government National Mortgage
 Association, 7.00%, 02/15/28 ..........      332,832            340,840
Government National Mortgage
 Association, 7.50%, 12/15/23 ..........      675,884            697,217
                                                            ------------
Total U.S. Government Agency Mortgage-Backed                   2,660,001
 Securities (Cost $2,624,661)                               ------------

U.S. Government Obligations (1.6%)
U.S. Treasury Note, 6.50%, 10/15/06 ....      350,000            392,602
                                                            ------------
Total U.S. Government Obligations                                392,602
 (Cost $352,084)                                            ------------
Total Long-Term Bonds and Notes                                7,081,164
 (Cost $6,977,743)                                          ------------

SHORT-TERM INVESTMENTS (21.0%)

Federal Home Loan Bank, 5.40%, 11/02/98     3,216,000          3,216,000
Republic Industries Funding Corp.,
 5.25%, 11/05/98 .......................      900,000            899,606
Sheffield Receivables Corp., 5.20%,
 11/13/98 [double beta] ................      900,000            898,570
U.S. Treasury Bill, 4.98%, 02/18/99 @ ..      100,000             98,746
                                                            ------------
Total Short-Term Investments                                   5,112,922
 (Cost $5,112,684)                                          ------------
Total Investments (Cost $24,151,323)(a)                       24,095,497
Other assets less liabilities                                    239,351
                                                            ------------
Total Net Assets                                             $24,334,848
                                                            ============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $24,174,042. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains..........................................   $ 1,308,896

Unrealized losses.........................................    (1,387,441)
                                                             -----------

 Net unrealized loss......................................   $   (78,545)
                                                             ===========

84 See Notes to Financial Statements.

--------------------------------------------------------------------------------

Information concerning open futures contracts at October 31, 1998 is shown below:

                         No. of       Initial      Expiration       Unrealized
                       Contracts       Value          Date         Gain/(Loss)
                      ------------  ------------  -------------  ----------------
   Long Contracts
--------------------
Long-Term German
Government Bond
Futures....                2           326,144       Dec 98          (1,857)
Swiss Government
Bond Futures               1            90,760       Dec 98           1,189
                                    ----------                     --------
                                      $416,904                     $   (668)
                                    ==========                     ========

+                Non-income producing security.
[beta]           Restricted security. This security has been determined to be illiquid under guidelines established by the Board of
                 Directors.
[double beta]    Securities that may be resold to "qualified institutional
                 buyers" under Rule 144A or securities offered pursuant to
                 section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@                Security pledged to cover initial margin requirements on open futures contracts at October 31, 1998.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 85

Generations Funds
Statements of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------

                                        Ascent     Crossroads       Legacy
                                     -----------   -----------    -----------
Assets:
Investments, at market value .       $40,118,074   $39,189,234    $24,095,497
Cash .........................            10,939         7,535          3,668
Cash denominated in foreign
 currencies...................           213,572       184,714         85,385
Receivable for:
 Dividends and interest ......            93,289       132,251        112,058
 Investments sold ............           469,270       672,045        147,204
 Fund shares sold ............            19,079        43,822         16,167
 Recoverable foreign taxes ...             6,680         6,341          3,193
 Reimbursement from Investment
 Adviser......................            16,526        14,311         18,743
Prepaid expenses .............               650           603            413
Gross unrealized gain on
 forward foreign currency
 exchange contracts ..........            16,611        21,369         15,519
                                     -----------   -----------    -----------
     Total assets ............        40,964,690    40,272,225     24,497,847
                                     -----------   -----------    -----------
Liabilities:
Payable for:
 Investments purchased .......           359,188       189,236         54,024
 Variation margin ............             1,605           299            262
Other liabilities ............            73,158        70,551         55,938
Gross unrealized loss on
 forward foreign currency
 exchange contracts ..........           120,181       127,909         52,775
                                     -----------   -----------    -----------
     Total liabilities .......           554,132       387,995        162,999
                                     -----------   -----------    -----------
 NET ASSETS...................       $40,410,558   $39,884,230    $24,334,848
                                     ===========   ===========    ===========
Net Assets represented By:
Paid-in capital ..............       $39,203,236   $38,975,049    $23,420,052
Net unrealized loss on
 investments, open futures
 contracts and foreign
 currency related transactions          (477,277)     (604,538)       (95,507)
Undistributed net investment
 income.......................           604,312       672,476        465,846
Accumulated net realized gain
 on investments ..............         1,080,287       841,243        544,457
                                     -----------   -----------    -----------
 NET ASSETS ..................       $40,410,558   $39,884,230    $24,334,848
                                     ===========   ===========    ===========
Capital Shares, $.001 par value
Class I:
 Outstanding .................         3,411,474     3,395,414      2,188,800
 Net Assets ..................       $38,011,731   $37,620,492    $22,351,934
 Net Asset Value, offering and
 redemption price per share
 (net assets divided by shares
 outstanding).................       $     11.14   $     11.08    $     10.21
Class A:
 Outstanding .................           204,315       191,175        178,629
 Net Assets ..................       $ 2,266,080   $ 2,105,303    $ 1,812,226
 Net Asset Value and
 redemption price per share
 (net assets divided by shares
 outstanding).................       $     11.09   $     11.01    $     10.15
 Offering price (net asset
 value divided by 1 minus
 maximum sales load) .........       $     11.77   $     11.68    $     10.77
Class C:
 Outstanding .................            11,950        14,347         16,773
 Net Assets ..................       $   132,747   $   158,435    $   170,688
 Net Asset Value, offering and
 redemption price per share
 (net assets divided by shares
 outstanding).................       $     11.11   $     11.04    $     10.18

Cost of investments ..........       $40,487,527   $39,689,553    $24,151,323
Cost of cash denominated in
 foreign currencies ..........       $   216,522   $   185,748    $    87,008


86  See Notes to Financial Statements.

Generation Funds
Statements of Operations
--------------------------------------------------------------------------------

                                        Ascent      Crossroads       Legacy
                                      Year Ended    Year Ended     Year Ended
                                      October 31,   October 31,    October 31,
                                         1998          1998           1998
                                     ------------  ------------  --------------
Investment Income:
Dividends .........................  $   867,858   $   659,714    $   267,478
Interest ..........................      342,932       776,198        720,097
                                     -----------   -----------    -----------
                                       1,210,790     1,435,912        987,575
Foreign taxes withheld on dividends      (11,821)       (9,597)        (4,868)
                                     -----------   -----------    -----------
     Total investment income ......    1,198,969     1,426,315        982,707
                                     -----------   -----------    -----------
Investment Expenses:
Investment advisory fee ...........      295,978       295,895        174,700
Administrative services fees ......       47,924        47,989         28,950
Distribution Plan and shareholder
 services fees ....................        5,795         5,009          4,820
Printing and postage ..............       12,944        12,090         10,005
Custody fees ......................       46,933        44,941         41,241
Transfer agent fees ...............       34,005        30,671         26,116
Audit fees ........................       20,513        20,518         20,456
Directors' fees ...................           --           198            504
Registration fees .................       67,385        65,056         62,217
Miscellaneous expenses ............        1,686         1,720          1,334
                                     -----------   -----------    -----------
Expenses before reimbursement and
 waiver from Investment Adviser ...      533,163       524,087        370,343
Expense reimbursement and waiver
 from Investment Adviser ..........      (69,924)      (61,513)       (94,604)
                                     -----------   -----------    -----------
     Total expenses ...............      463,239       462,574        275,739
                                     -----------   -----------    -----------
Net investment income .............      735,730       963,741        706,968
                                     -----------   -----------    -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
 Investments ......................    1,167,860       876,438        594,774
 Futures and forward foreign
  currency exchange contracts .....      192,361       172,055         72,134
 Foreign currency related
  transactions.....................         (961)       (2,558)        (6,290)
                                     -----------   -----------    -----------
     Net realized gain on
     investments...................    1,359,260     1,045,935        660,618
                                     -----------   -----------    -----------
Net change in unrealized gain or
 loss on:
 Investments ......................   (3,371,767)   (2,810,953)    (1,130,109)
 Futures and forward foreign
  currency exchange contracts .....     (111,703)     (123,966)       (39,259)
 Foreign currency related
  transactions.....................        3,222         4,439         (1,929)
                                     -----------   -----------    -----------
     Net change in unrealized gain
      or loss on investments ......   (3,480,248)   (2,930,480)    (1,171,297)
                                     -----------   -----------    -----------
Net realized and change in
 unrealized gain or loss on
 investments.......................   (2,120,988)   (1,884,545)      (510,679)
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations .  $(1,385,258)  $  (920,804)   $   196,289
                                     ===========   ===========    ===========

                                          See Notes to Financial Statements.  87

Generation Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Ascent
                                                ---------------------------
                                                 Year Ended      Year Ended
                                                 October 31,    October 31,
                                                    1998            1997
                                                 -----------    -----------
From Operations:
Net investment income.........................  $   735,730     $    386,368
Net realized gain on investments..............    1,359,260        5,753,466
Net change in unrealized gain or loss on
 investments..................................   (3,480,248)        (207,457)
                                                -----------     ------------
 Net increase (decrease) in net assets
  resulting from operations...................   (1,385,258)       5,932,377
                                                -----------     ------------
Distributions to Shareholders:
Class I:
 From net investment income...................     (895,077)        (509,409)
 From net realized gains......................   (5,380,645)      (1,991,320)
Class A:
 From net investment income...................      (35,138)              --
 From net realized gains......................     (223,061)              --
                                                -----------     ------------
 Decrease in net assets from distributions to
  shareholders................................   (6,533,921)      (2,500,729)
                                                -----------     ------------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold....................   20,176,464       24,275,254
 Net asset value of shares issued upon
  reinvestment of distributions...............    6,263,647          797,267
 Payments for shares redeemed.................   (8,242,505)     (26,848,236)
Class A:
 Proceeds from shares sold....................    1,663,123          877,110
 Net asset value of shares issued upon
  reinvestment of distributions...............      258,199               --
 Payments for shares redeemed.................     (177,343)         (40,134)
Class C:
 Proceeds from shares sold....................      143,534               --
 Payments for shares redeemed.................          (12)              --
                                                -----------     ------------
 Net increase (decrease) in net assets from
  fund share transactions.....................   20,085,107         (938,739)
                                                -----------     ------------
Net change in net assets......................   12,165,928        2,492,909

Net Assets:
Beginning of period...........................   28,244,630       25,751,721
                                                -----------     ------------
End of period.................................  $40,410,558     $ 28,244,630
                                                ===========     ============
End of period net assets includes
 undistributed net investment income..........  $   604,312     $    639,928
                                                ===========     ============

88  See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                           Ascent
                                                ---------------------------
                                                 Year Ended      Year Ended
                                                 October 31,    October 31,
                                                    1998            1997
                                                 -----------    -----------
Share Transactions:
Class I:
 Number of shares sold........................    1,608,863        1,863,827
 Number of shares issued upon reinvestment of
  distributions...............................      539,997           64,924
 Number of shares redeemed....................     (627,163)      (2,087,644)
                                                -----------     ------------
 Net increase (decrease)......................    1,521,697         (158,893)
                                                ===========     ============
Class A:
 Number of shares sold........................      135,610           64,131
 Number of shares issued upon reinvestment of
  distributions...............................       22,333               --
 Number of shares redeemed....................      (15,049)          (2,710)
                                                -----------     ------------
 Net increase.................................      142,894           61,421
                                                ===========     ============
Class C:
 Number of shares sold........................       11,951               --
 Number of shares redeemed....................           (1)              --
                                                -----------     ------------
 Net increase.................................       11,950               --
                                                ===========     ============

                                          See Notes to Financial Statements.  89

Generation Funds
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                         Crossroads
                                                ---------------------------
                                                 Year Ended      Year Ended
                                                 October 31,    October 31,
                                                    1998            1997
                                                 -----------    -----------
From Operations:
Net investment income.........................  $   963,741     $    496,276
Net realized gain on investments..............    1,045,935        4,147,389
Net change in unrealized gain or loss on
 investments..................................   (2,930,480)           5,053
                                                -----------     ------------
 Net increase (decrease) in net assets
  resulting from operations...................     (920,804)       4,648,718
                                                -----------     ------------
Distributions to Shareholders:
Class I:
 From net investment income...................   (1,119,675)        (569,299)
 From net realized gains......................   (3,810,051)      (1,905,254)
Class A:
 From net investment income...................      (34,108)              --
 From net realized gains......................      (95,586)              --
                                                -----------     ------------
 Decrease in net assets from distributions to
  shareholders................................   (5,059,420)      (2,474,553)
                                                -----------     ------------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold....................   20,876,851       24,895,160
 Net asset value of shares issued upon
  reinvestment of distributions...............    4,929,726          984,645
 Payments for shares redeemed.................   (8,482,094)     (24,955,529)
Class A:
 Proceeds from shares sold....................    1,927,272          541,777
 Net asset value of shares issued upon
  reinvestment of distributions...............      129,555               --
 Payments for shares redeemed.................     (260,730)         (12,739)
Class C:
 Proceeds from shares sold....................      169,379               --
 Payments for shares redeemed.................          (13)              --
                                                -----------     ------------
 Net increase in net assets from fund share
  transactions................................   19,289,946        1,453,314
                                                -----------     ------------
Net change in net assets......................   13,309,722        3,627,479

Net Assets:
Beginning of period...........................   26,574,508       22,947,029
                                                -----------     ------------
End of period.................................  $39,884,230     $ 26,574,508
                                                ===========     ============
End of period net assets includes
 undistributed net investment income..........  $   672,476     $    713,418
                                                ===========     ============

90  See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         Crossroads
                                                ---------------------------
                                                 Year Ended      Year Ended
                                                 October 31,    October 31,
                                                    1998            1997
                                                 -----------    -----------
Share Transactions:
Class I:
 Number of shares sold........................    1,687,088        2,036,644
 Number of shares issued upon reinvestment of
  distributions...............................      429,905           85,399
 Number of shares redeemed....................     (680,662)      (2,049,555)
                                                -----------     ------------
 Net increase.................................    1,436,331           72,488
                                                ===========     ============
Class A:
 Number of shares sold........................      160,752           42,345
 Number of shares issued upon reinvestment of
  distributions...............................       11,315               --
 Number of shares redeemed....................      (22,270)            (967)
                                                -----------     ------------
 Net increase.................................      149,797           41,378
                                                ===========     ============
Class C:
 Number of shares sold........................       14,348               --
 Number of shares redeemed....................           (1)              --
                                                -----------     ------------
 Net increase.................................       14,347               --
                                                ===========     ============

                                           See Notes to Financial Statements. 91

Generation Funds
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                           Legacy
                                                ---------------------------
                                                 Year Ended      Year Ended
                                                 October 31,    October 31,
                                                    1998            1997
                                                 -----------    -----------
From Operations:
Net investment income.........................  $   706,968     $    522,193
Net realized gain on investments..............      660,618        2,838,123
Net change in unrealized gain or loss on
 investments..................................   (1,171,297)        (500,057)
                                                -----------     ------------
 Net increase in net assets resulting from
  operations..................................      196,289        2,860,259
                                                -----------     ------------
Distributions to Shareholders:
Class I:
 From net investment income...................     (951,871)        (623,441)
 From net realized gains......................   (2,397,573)      (1,697,678)
Class A:
 From net investment income...................      (61,980)              --
 From net realized gains......................     (157,499)              --
                                                -----------     ------------
 Decrease in net assets from distributions to
  shareholders................................   (3,568,923)      (2,321,119)
                                                -----------     ------------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold....................   12,105,973       17,595,612
 Net asset value of shares issued upon
  reinvestment of distributions...............    2,902,692          600,390
 Payments for shares redeemed.................   (7,810,811)     (22,733,738)
Class A:
 Proceeds from shares sold....................    1,559,872          495,655
 Net asset value of shares issued upon
  reinvestment of distributions...............      219,481               --
 Payments for shares redeemed.................     (240,347)         (29,360)
Class C:
 Proceeds from shares sold....................      177,142               --
 Payments for shares redeemed.................          (25)              --
                                                -----------     ------------
 Net increase (decrease) in net assets from
  fund share transactions.....................    8,913,977       (4,071,441)
                                                -----------     ------------
Net change in net assets......................    5,541,343       (3,532,301)

Net Assets:
Beginning of period...........................   18,793,505       22,325,806
                                                -----------     ------------
End of period.................................  $24,334,848     $ 18,793,505
                                                ===========     ============
End of period net assets includes
 undistributed net investment income..........  $   465,846     $    681,957
                                                ===========     ============

                                          See Notes to Financial Statements.  92

--------------------------------------------------------------------------------

                                                           Legacy
                                                ---------------------------
                                                 Year Ended      Year Ended
                                                 October 31,    October 31,
                                                    1998            1997
                                                 -----------    -----------
Share Transactions:
Class I:
 Number of shares sold........................    1,123,731        1,553,745
 Number of shares issued upon reinvestment of
  distributions...............................      284,275           54,930
 Number of shares redeemed....................     (726,336)      (2,019,117)
                                                -----------     ------------
 Net increase (decrease)......................      681,670         (410,442)
                                                ===========     ============
Class A:
 Number of shares sold........................      140,358           42,155
 Number of shares issued upon reinvestment of
  distributions...............................       21,629               --
 Number of shares redeemed....................      (23,131)          (2,382)
                                                -----------     ------------
 Net increase.................................      138,856           39,773
                                                ===========     ============
Class C:
 Number of shares sold........................       16,775               --
 Number of shares redeemed....................           (2)              --
                                                -----------     ------------
 Net increase.................................       16,773               --
                                                ===========     ============

                                           See Notes to Financial Statements. 93

Generation Funds
Notes to Financial Statements
October 31, 1998
--------------------------------------------------------------------------------

1. Organization

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds (Funds), each of which has its own investment objective, policies and restrictions.

The Company currently offers nineteen funds. This report covers Aetna Ascent Fund (Ascent), Aetna Crossroads Fund (Crossroads) and Aetna Legacy Fund (Legacy), collectively the Generation Funds or Funds.

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. The Funds are authorized to offer three classes of shares, Class I, Class A and Class C. Class I is offered principally to institutions and is not subject to sales charges or distribution fees. Class I shares were first made available on January 4, 1995. Class A and Class C shares are offered to accounts not eligible to buy Class I shares. Class A shares are generally subject to a front end sales charge and a distribution fee pursuant to Rule 12b-1 of the Act. Class A shares were first made available to the public on January 20, 1997. Class C shares are generally subject to a contingent deferred sales charge on redemptions made within eighteen months of purchase, a distribution fee pursuant to Rule 12b-1 of the Act and a service fee. Class C shares were first made available to the public on June 30, 1998.

The following is each Fund's investment objective:

   Ascent seeks to provide capital appreciation.

   Crossroads seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

   Legacy seeks to provide total return consistent with preservation of capital.

Aeltus Investment Management, Inc., (Aeltus) serves as the Investment Adviser to each Fund. Prior to February 2, 1998, the Investment Adviser was Aetna Life Insurance and Annuity Company (ALIAC). Aetna Investment Services, Inc. (AISI) was the principal underwriter for each Fund through April 30, 1998. On May 1, 1998, Aeltus Capital, Inc. (ACI) became each Fund's principal underwriter. Aeltus, ALIAC, AISI and ACI are all indirect wholly-owned subsidiaries of Aetna Inc. (Aetna).

2. Summary of Significant Accounting Policies

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

A. Valuation of Investments

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------
2. Summary of Significant Accounting Policies (continued)

B. Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds invest in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Below is a summary of illiquid and restricted securities held as of October 31, 1998:

                                         % of Net
                 Cost     Market Value    Assets
                 ----     ------------    ------
Ascent         $172,000     $149,640      0.4%
Crossroads      130,000      113,100      0.3%
Legacy           46,000       40,020      0.2%

Generation Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

D. Federal Income Taxes

Each Fund has met the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each fund will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

E. Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

F. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. Investment Advisory, Shareholder Service and Distribution Fees

Each Fund pays Aeltus a monthly advisory fee at an annual rate of 0.80% of its average daily net assets. As each Fund's net assets exceed predetermined thresholds, lower advisory fees are applied.

Aeltus has served as the Investment Adviser for all Funds since February 2, 1998. Prior to February 2, 1998, ALIAC served as the Funds' Investment Adviser and Aeltus served as Sub-Adviser. As Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period November 1, 1997 through February 1, 1998, ALIAC received $112,249 from the Funds, of which it paid $80,286 to Aeltus.

Effective February 2, 1998, the Company and Aeltus entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets. Prior to February 2, 1998, ALIAC acted as administrator for each Fund and was paid an administrative services fee at an annual rate of 0.25% of each Fund's average daily net assets.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services to certain shareholders that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee of up to 0.40% of the average daily net assets associated with those shares. For the period February 1, 1998 through October 31, 1998, Aeltus paid ALIAC $288,344.

The Shareholder Services Plan for Class A shares terminated on December 31, 1997. Under the Shareholder Services Plan, AISI was paid a service fee at an annual rate of 0.25% of the average daily net assets of Class A shares of each Fund. This fee was used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Shareholder Services Plan for the Class C shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

--------------------------------------------------------------------------------

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for Class A and Class C shares. The Distribution Plan provides for payments to the principal underwriter at an annual rate of 0.25% (prior to February 2, 1998, the 12b-1 fee was 0.50%) of the average daily net assets of Class A shares of each Fund and 0.75% of the average daily net assets of Class C shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by the principal underwriter in promoting the sale of Class A and Class C shares. The plan may be terminated as to each class of shares upon a majority vote of the Company's independent directors.

Presently, the Funds' class-specific expenses are limited to Rule 12b-1 fees incurred by Class A and Class C shares and service fees incurred by Class C shares.

4. Reimbursement and Waiver From Investment Adviser

Aeltus may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return.

5. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 1998 were:

                Cost of Purchases     Proceeds from Sales
                -----------------     -------------------
Ascent             $51,643,242           $35,498,885
Crossroads          49,953,117            36,603,496
Legacy              23,530,662            20,284,839

6. Forward Foreign Currency Exchange Contracts

As of October 31, 1998, Ascent, Crossroads and Legacy had the following open forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The Funds' net unrealized loss of $103,570, $106,540 and $37,256, respectively, on these contracts, are included in the accompanying financial statements. The terms of the open contracts are as follows:

Ascent
------
Exchange     Currency to      U.S. $ Value              Currency to         U.S. $ Value        Unrealized
 Date        be Delivered     October 31, 1998          be Received        October 31, 1998     Gain (Loss)
 ----        ------------     ----------------          -----------        ----------------     -----------
Contracts to Buy
----------------
11/23/98       110,958          $110,958                   210,000            $113,033            $2,075
             U.S. Dollar                                Dutch Guilder

--------------------------------------------------------------------------------------------------------------
11/3/98         24,104            24,104                    39,000             23,637             (467)
             U.S. Dollar                             German Deutschemark

--------------------------------------------------------------------------------------------------------------
2/19/99         31,413            31,413                   250,000             32,256              843
             U.S. Dollar                               Hong Kong Dollar

--------------------------------------------------------------------------------------------------------------
2/19/99         16,216            16,216                   130,000             16,773              557
             U.S. Dollar                               Hong Kong Dollar

--------------------------------------------------------------------------------------------------------------
12/17/98        20,941            20,941                  2,760,000            23,837             2,896
             U.S. Dollar                                 Japanese Yen

--------------------------------------------------------------------------------------------------------------

Generation Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------

6. Forward Foreign Currency Exchange Contracts (continued)

Ascent (continued)
-----------------
Exchange     Currency to      U.S. $ Value              Currency to          U.S. $ Value       Unrealized
 Date        be Delivered     October 31, 1998          be Received        October 31, 1998     Gain (Loss)
 ----        ------------     ----------------          -----------        ----------------     -----------
Contracts to Buy (continued)
----------------------------
12/17/98       117,028          $117,028                  13,720,000          $118,492            $1,464
             U.S. Dollar                                 Japanese Yen

--------------------------------------------------------------------------------------------------------------
11/24/98       171,769           171,769                  1,305,000           177,023             5,254
             U.S. Dollar                               Norwegian Krone

--------------------------------------------------------------------------------------------------------------
11/2/98        164,097           164,097                   220,000            164,033              (64)
             U.S. Dollar                                 Swiss Franc

--------------------------------------------------------------------------------------------------------------


Contracts to Sell
-----------------
11/3/98        428,000            68,224                    68,129             68,129              (95)
            Danish Krone                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/23/98       419,000           225,528                   221,365            221,365            (4,163)
            Dutch Guilder                                U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/16/98       903,000           163,390                   160,334            160,334            (3,056)
            French Franc                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/21/98      1,643,000          298,029                   301,214            301,214             3,185
            French Franc                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/3/98        422,000           255,762                   239,093            239,093            (16,669)
         German Deutschemark                             U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/8/98        178,000           108,156                   103,064            103,064            (5,092)
         German Deutschemark                             U.S. Dollar

--------------------------------------------------------------------------------------------------------------
2/19/99        380,000            49,029                    47,637             47,637            (1,392)
           Hong Kong Dollar                              U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/27/98      18,490,000         159,193                   130,211            130,211            (28,982)
             Japanese Yen                                U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/17/98      42,420,000         366,358                   323,077            323,077            (43,281)
             Japanese Yen                                U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/17/98      3,050,000           26,341                    25,817             25,817             (524)
             Japanese Yen                                U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/17/98      7,500,000           64,773                    64,616             64,616             (157)
             Japanese Yen                                U.S. Dollar

--------------------------------------------------------------------------------------------------------------
1/27/99       8,800,000           76,502                    75,472             75,472            (1,030)
             Japanese Yen                                U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/24/98       870,000           118,015                   111,818            111,818            (6,197)
           Norwegian Krone                               U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/24/98       435,000            59,008                    55,051             55,051            (3,957)
           Norwegian Krone                               U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/2/98        203,000           151,357                   146,676            146,676            (4,681)
             Swiss Franc                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Ascent (continued)
-----------------
Exchange     Currency to      U.S. $ Value              Currency to         U.S. $ Value        Unrealized
 Date        be Delivered     October 31, 1998          be Received        October 31, 1998     Gain (Loss)
 ----        ------------     ----------------          -----------        ----------------     -----------
Contracts to Sell (continued)
----------------------------
11/2/98         17,000           $12,675                    12,956            $12,956              $281
             Swiss Franc                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/2/98        220,000           164,615                   164,671            164,671               56
             Swiss Franc                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/3/98        540,000            69,502                    69,128             69,128              (374)
            Swedish Krona                                U.S. Dollar

--------------------------------------------------------------------------------------------------------------
                                                                                                ($103,570)
                                                                                               ==============
Crossroads
----------
Contracts to Buy
----------------
11/23/98         95,107           95,107                   180,000             96,886             1,779
              U.S. Dollar                               Dutch Guilder

--------------------------------------------------------------------------------------------------------------
2/19/99          28,900           28,900                   230,000             29,675              775
              U.S. Dollar                             Hong Kong Dollar

--------------------------------------------------------------------------------------------------------------
2/19/99          11,226           11,226                    90,000             11,612              386
              U.S. Dollar                             Hong Kong Dollar

--------------------------------------------------------------------------------------------------------------
12/17/98         81,032           81,032                  10,680,000           92,237             11,205
              U.S. Dollar                                Japanese Yen

--------------------------------------------------------------------------------------------------------------
12/17/98        110,716          110,716                  12,980,000          112,101             1,385
              U.S. Dollar                                Japanese Yen

--------------------------------------------------------------------------------------------------------------
11/24/98        102,667           102,667                  780,000            105,807             3,140
              U.S. Dollar                              Norwegian Krone

--------------------------------------------------------------------------------------------------------------
11/2/98         141,720          141,720                   190,000            141,665              (55)
              U.S. Dollar                                Swiss Franc

--------------------------------------------------------------------------------------------------------------

Contracts to Sell
-----------------
11/3/98        358,000            57,066                    56,987             56,987              (79)
            Danish Krone                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/23/98       356,000           191,618                   188,081            188,081            (3,537)
            Dutch Guilder                                U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/16/98      1,260,000          227,986                   223,722            223,722            (4,264)
            French Franc                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/21/98      1,223,000          221,844                   224,214            224,214             2,370
            French Franc                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/3/98        385,000            233,337                  218,130            218,130            (15,207)
         German Deutschemark                             U.S. Dollar

--------------------------------------------------------------------------------------------------------------

Generation Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------

6. Forward Foreign Currency Exchange Contracts (continued)

Crossroads (continued)
----------------------
Exchange     Currency to      U.S. $ Value              Currency to         U.S. $ Value        Unrealized
 Date        be Delivered     October 31, 1998          be Received        October 31, 1998     Gain (Loss)
 ----        ------------     ----------------          -----------        ----------------     -----------
Contracts to Sell (continued)
-----------------------------
12/8/98        181,000           $109,978                  104,801           $104,801           ($5,177)
         German Deutschemark                             U.S. Dollar

--------------------------------------------------------------------------------------------------------------
2/19/99        320,000            41,288                    40,115             40,115            (1,173)
            Hong Kong Dollar                             U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/27/98      32,690,000         281,450                   230,211            230,211            (51,239)
                Japanese Yen                             U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/17/98      34,110,000         294,589                   259,787            259,787            (34,802)
                Japanese Yen                             U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/17/98      6,770,000           58,469                    58,327             58,327             (142)
                Japanese Yen                             U.S. Dollar

--------------------------------------------------------------------------------------------------------------
1/27/99       15,620,000         135,790                   133,962            133,962            (1,828)
                Japanese Yen                             U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/24/98       520,000            70,538                    66,834             66,834            (3,704)
           Norwegian Krone                               U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/24/98       260,000            35,269                    32,904             32,904            (2,365)
           Norwegian Krone                               U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/3/98        502,000            64,611                    64,263             64,263             (348)
            Swedish Krona                                U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/2/98        173,000           128,989                   125,000            125,000            (3,989)
             Swiss Franc                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/2/98         17,000            12,675                    12,956             12,956              281
             Swiss Franc                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/2/98        190,000           142,168                   142,216            142,216               48
             Swiss Franc                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------
                                                                                                ($106,540)

                                                                                            ==================
Legacy
------

Contracts to Buy
----------------
11/23/98        42,270            42,270                    80,000             43,060              790
             U.S. Dollar                                Dutch Guilder

--------------------------------------------------------------------------------------------------------------
2/19/99         5,026             5,026                     40,000             5,161               135
             U.S. Dollar                               Hong Kong Dollar

--------------------------------------------------------------------------------------------------------------
2/19/99         8,731             8,731                     70,000             9,032               301
             U.S. Dollar                               Hong Kong Dollar

--------------------------------------------------------------------------------------------------------------
12/17/98        80,956            80,956                  10,670,000           92,151             11,195
             U.S. Dollar                                 Japanese Yen

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Legacy (continued)
------------------
Exchange     Currency to      U.S. $ Value              Currency to         U.S. $ Value        Unrealized
 Date        be Delivered     October 31, 1998          be Received        October 31, 1998     Gain (Loss)
 ----        ------------     ----------------          -----------        ----------------     -----------
Contracts to Buy (continued)
----------------------------
12/17/98        42,137           $42,137                  4,940,000           $42,664              $527
             U.S. Dollar                                Japanese Yen

--------------------------------------------------------------------------------------------------------------
11/24/98        41,462            41,462                   315,000             42,730             1,268
             U.S. Dollar                              Norwegian Krone

--------------------------------------------------------------------------------------------------------------
11/2/98         74,589            74,589                   100,000             74,560              (29)
             U.S. Dollar                                 Swiss Franc

--------------------------------------------------------------------------------------------------------------

Contracts to Sell
-----------------
11/3/98        143,000            22,794                    22,763             22,763              (31)
            Danish Krone                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/23/98       168,000            90,427                    88,757             88,757            (1,670)
            Dutch Guilder                                U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/16/98       608,600           110,121                   108,061            108,061            (2,060)
            French Franc                                 U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/21/98       583,000           105,752                   106,882            106,882             1,130
             French Franc                                U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/3/98          180,000         109,093                   101,983            101,983            (7,110)
         German Deutschemark                             U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/8/98          112,000          68,053                    64,849             64,849            (3,204)
         German Deutschemark                             U.S. Dollar

--------------------------------------------------------------------------------------------------------------
2/19/99          110,000          14,193                    13,790             13,790             (403)
            Hong Kong Dollar                             U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/27/98        6,540,000         56,307                    46,056             46,056           (10,251)
               Japanese Yen                              U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/17/98        21,190,000       183,006                   161,386            161,386           (21,620)
               Japanese Yen                              U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/17/98        3,510,000         30,314                    29,711             29,711             (603)
               Japanese Yen                              U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/17/98        1,480,000         12,782                    12,751             12,751              (31)
               Japanese Yen                              U.S. Dollar

--------------------------------------------------------------------------------------------------------------
1/27/99         8,950,000         77,806                    76,758             76,758            (1,048)
               Japanese Yen                              U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/24/98         210,000          28,486                    26,991             26,991            (1,495)
              Norwegian Krone                            U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/24/98         105,000          14,243                    13,288             13,288             (955)
              Norwegian Krone                            U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/3/98          241,000          31,018                    30,852             30,852             (166)
              Swedish Krona                              U.S. Dollar

--------------------------------------------------------------------------------------------------------------
11/2/98           91,000          67,850                    65,751             65,751            (2,099)
               Swiss Franc                               U.S. Dollar

--------------------------------------------------------------------------------------------------------------

Generation Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------

6. Forward Foreign Currency Exchange Contracts (continued)

Legacy (continued)
------------------
Exchange     Currency to      U.S. $ Value              Currency to        U.S. $ Value         Unrealized
 Date        be Delivered     October 31, 1998          be Received        October 31, 1998     Gain (Loss)
 ----        ------------     ----------------          -----------        ----------------     -----------
Contracts to Sell (continued)
-----------------------------
11/2/98         9,000             $6,711                   6,859              $6,859               $148
             Swiss Franc                                U.S. Dollar

--------------------------------------------------------------------------------------------------------------
12/2/98        100,000            74,825                  74,850              74,850                25
             Swiss Franc                                U.S. Dollar

--------------------------------------------------------------------------------------------------------------
                                                                                                ($37,256)
                                                                                              ================

7. Authorized Capital Shares

The Company is authorized to issue a total of 9.7 billion shares. Of those 9.7 billion, 100 million shares each of Class I, Class A and Class C have been designated to the Funds listed below. As of October 31, 1998, the following shares of the Funds were owned by ALIAC and its affiliates:

                   Class I  Class A    Class C
                   -------  -------    -------
Ascent               --        --      8,006
Crossroads           --        --      8,210
Legacy               --        --      9,328

8. Certain Reclassifications

In accordance with generally accepted accounting principles, the following reclassifications were made in order to present the Funds' capital accounts on a tax basis. These reclassifications have no impact on the net asset value of the Funds.

                                             Accumulated
                     Undistributed Net     Net Realized Gain
                     Investment Income      on Investments
                    Increase/(Decrease)   Increase/(Decrease)
                    -------------------   -------------------
Ascent                  $158,868              $(158,868)
Crossroads               149,100               (149,100)
Legacy                    90,772                (90,772)

Generation Funds
Additional Information
October 31, 1998
--------------------------------------------------------------------------------

Federal Tax Status of Dividends Declared During the Fiscal Year (Unaudited)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Ascent                    10.19%
Crossroads                 9.15%
Legacy                     6.81%

In accordance with federal tax authorities, the Funds paid the following amounts of dividends which qualify to be taxed at long-term capital gain rates:

              Aggregate    Per Share
              ---------    ---------
Ascent        $2,483,415   $1.22
Crossroads     1,849,651    0.80
Legacy         1,404,094    0.89

Year 2000 (Unaudited)

The Funds receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

Generation Funds
Financial Highlights
Ascent
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                      Period From
                                                                                    January 4, 1995
                                           Year Ended  Year Ended   Year Ended     (Commencement of
                                          October 31,  October 31,  October 31,       Operations)
       Class I                               1998         1997         1996       to October 31, 1995
----------------------                    -----------  -----------  -----------   -------------------

Net asset value, beginning of period ...   $ 14.48      $ 12.57      $ 11.67            $ 10.00
                                           -------      -------      -------            -------
Income from investment operations:
 Net investment income                        0.24         0.21         0.21               0.25
 Net realized and change in unrealized
  gain or loss on investments ..........     (0.41)        2.92         2.04               1.42
                                           -------      -------      -------            -------
   Total from investment operations.....     (0.17)        3.13         2.25               1.67
                                           -------      -------      -------            -------
Less distributions:
 From net investment income.............     (0.41)       (0.25)       (0.38)                --
 From net realized gains on investments      (2.76)       (0.97)       (0.97)                --
                                           -------      -------      -------            -------
   Total distributions                       (3.17)       (1.22)       (1.35)                --
                                           -------      -------      -------            -------
Net asset value, end of period .........   $ 11.14      $ 14.48      $ 12.57            $ 11.67
                                           =======      =======      =======            =======

Total return ...........................     (1.90)%      26.59%       20.94%             16.70%
Net assets, end of period (000's) ......   $38,012      $27,359      $25,752            $20,433
Ratio of total expenses to average
 net assets ............................      1.24%        1.52%        1.73%              1.38%(1)
Ratio of net
 investment income to average net
 assets ................................      2.00%        1.53%        1.69%              2.80%(1)
Ratio of net expense before
 reimbursement and waiver to average
 net assets ............................      1.43%        1.61%          --                 --
Ratio of net investment income
 before reimbursement and waiver to
 average net assets ....................      1.81%        1.44%          --                 --
Portfolio turnover rate.................    105.08%      162.80%      104.84%            164.09%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

104  See Notes to Financial Statements.

Ascent
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                               Period From
                                                            January 20, 1997
                                             Year Ended     (Date of Initial
                                             October 31,    Public Offering)
                  Class A                       1998       to October 31, 1997
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $ 14.42            $ 12.50
                                              -------            -------
Income from investment operations:
 Net investment income ....................      0.20               0.15
 Net realized and change in unrealized gain
  or loss on investments ..................     (0.40)              1.77
                                              -------            -------
   Total from investment operations .......     (0.20)              1.92
                                              -------            -------
Less distributions:
 From net investment income ...............     (0.37)                --
 From net realized gains on investments ...     (2.76)                --
                                              -------            -------
   Total distributions ....................     (3.13)                --
                                              -------            -------
Net asset value, end of period ............   $ 11.09            $ 14.42
                                              =======            =======

Total return ..............................     (2.17)%            15.36%
Net assets, end of period (000's) .........   $ 2,266            $   886
Ratio of total expenses to average net
 assets....................................      1.53%              2.08%(1)
Ratio of net investment income to average
 net assets ...............................      1.71%              1.11%(1)
Ratio of net expense before reimbursement
 and waiver to average net assets .........      1.72%              2.35%(1)
Ratio of net investment income before
 reimbursement and waiver to average net
 assets....................................      1.52%              0.83%(1)
Portfolio turnover rate ...................    105.08%            162.80%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 105

Generation Funds
Financial Highlights (continued)
Ascent
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:


                                                               Period From
                                                              June 30, 1998
                                                            (Date of Initial
                                                            Public Offering)
                        Class C                            to October 31, 1998
--------------------------------------------------------   -------------------

Net asset value, beginning of period ...................         $ 12.49
                                                                 -------
Income from investment operations:
 Net investment income .................................            0.04
 Net realized and change in unrealized gain or loss on
  investments ..........................................           (1.42)
                                                                 -------
   Total from investment operations ....................           (1.38)
                                                                 -------
Net asset value, end of period .........................         $ 11.11
                                                                 =======

Total return ...........................................          (11.05)%
Net assets, end of period (000's) ......................         $   133
Ratio of total expenses to average net assets ..........            2.23%(1)
Ratio of net investment income to average net assets ...            1.01%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets ....................................            2.42%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets ..........................            0.82%(1)
Portfolio turnover rate ................................          105.08%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

106 See Notes to Financial Statements.

Crossroads
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                            Period From
                                                                                          January 4, 1995
                                                Year Ended   Year Ended   Year Ended     (Commencement of
                                                October 31,  October 31,  October 31,       Operations)
       Class I                                     1998         1997         1996       to October 31, 1995
----------------------                          -----------  -----------  -----------   -------------------

Net asset value, beginning of period ......      $ 13.29      $ 12.16      $ 11.53            $ 10.00
                                                 -------      -------      -------            -------
Income from investment operations:
 Net investment income                              0.31         0.27         0.25               0.29
 Net realized and change in unrealized
  gain or loss on investments .............        (0.37)        2.16         1.64               1.24
                                                 -------      -------      -------            -------
   Total from investment operations........        (0.06)        2.43         1.89               1.53
                                                 -------      -------      -------            -------
Less distributions:
 From net investment income................        (0.45)       (0.30)       (0.44)                --
 From net realized gains on investments ...        (1.70)       (1.00)       (0.82)                --
                                                 -------      -------      -------            -------
   Total distributions.....................        (2.15)       (1.30)       (1.26)                --
                                                 -------      -------      -------            -------
Net asset value, end of period ............      $ 11.08      $ 13.29      $ 12.16            $ 11.53
                                                 =======      =======      =======            =======

Total return ..............................        (0.87)%      21.65%       17.66%             15.30%
Net assets, end of period (000's) .........      $37,620      $26,028      $22,947            $20,370
Ratio of total expenses to average
 net assets ...............................         1.24%        1.57%        1.74%              1.40%(1)
Ratio of net investment income to
 average net assets .......................         2.61%        2.13%        2.18%              3.26%(1)
Ratio of net expense before reimbursement
 and waiver to average net assets .........         1.40%        1.66%          --                 --
Ratio of net investment income before
 reimbursement and waiver to average
 net assets ...............................         2.45%        2.05%          --                 --
Portfolio turnover rate....................       115.65%      161.75%      107.40%            166.93%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                          See Notes to Financial Statements. 107

Generation Funds
Financial Highlights (continued)
Crossroads
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                            January 20, 1997
                                             Year Ended     (Date of Initial
                                             October 31,    Public Offering)
                  Class A                       1998       to October 31, 1997
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $ 13.22            $ 11.67
                                              -------            -------
Income from investment operations:
 Net investment income ....................      0.27               0.30
 Net realized and change in unrealized gain
  or loss on investments ..................     (0.37)              1.25
                                              -------            -------
   Total from investment operations .......     (0.10)              1.55
                                              -------            -------
Less distributions:
 From net investment income ...............     (0.41)                --
 From net realized gains on investments ...     (1.70)                --
                                              -------            -------
   Total distributions ....................     (2.11)                --
                                              -------            -------
Net asset value, end of period ............   $ 11.01            $ 13.22
                                              =======            =======

Total return ..............................     (1.17)%            13.28%
Net assets, end of period (000's) .........   $ 2,105            $   547
Ratio of total expenses to average net
 assets....................................      1.52%              2.11%(1)
Ratio of net investment income to average
 net assets ...............................      2.33%              1.64%(1)
Ratio of net expense before reimbursement
 and waiver to average net assets .........      1.68%              2.41%(1)
Ratio of net investment income before
 reimbursement and waiver to average net
 assets....................................      2.17%              1.34%(1)
Portfolio turnover rate ...................    115.65%            161.75%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


108 See Notes to Financial Statements.

Crossroads
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                               Period From
                                                              June 30, 1998
                                                            (Date of Initial
                                                            Public Offering)
                        Class C                            to October 31, 1998
--------------------------------------------------------   -------------------

Net asset value, beginning of period ...................       $ 12.18
                                                               -------
Income from investment operations:
 Net investment income .................................          0.06
 Net realized and change in unrealized gain or loss on
 investments............................................         (1.20)
                                                               -------
   Total from investment operations ....................         (1.14)
                                                               -------
Net asset value, end of period .........................       $ 11.04
                                                               =======

Total return ...........................................         (9.36)%
Net assets, end of period (000's) ......................       $   158
Ratio of total expenses to average net assets ..........          2.24%(1)
Ratio of net investment income to average net assets ...          1.61%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets ....................................          2.40%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets ..........................          1.45%(1)
Portfolio turnover rate ................................        115.65%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                         See Notes to Financial Statements.  109

Generation Funds
Financial Highlights (continued)
Legacy
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                          Period From
                                                                                        January 4, 1995
                                              Year Ended   Year Ended   Year Ended     (Commencement of
                                              October 31,  October 31,  October 31,       Operations)
       Class I                                   1998         1997         1996       to October 31, 1995
----------------------                        -----------  -----------  -----------   -------------------

Net asset value, beginning of period ......    $ 12.15      $ 11.64      $ 11.41            $ 10.00
                                               -------      -------      -------            -------
Income from investment operations:
 Net investment income ....................       0.35         0.32         0.29               0.33
 Net realized and change in unrealized
  gain or loss on investments .............      (0.07)        1.41         1.20               1.08
                                               -------      -------      -------            -------
   Total from investment operations........       0.28         1.73         1.49               1.41
                                               -------      -------      -------            -------
Less distributions:
 From net investment income ...............      (0.60)       (0.33)       (0.50)                --
 From net realized gains on investments ...      (1.62)       (0.89)       (0.76)                --
                                               -------      -------      -------            -------
   Total distributions ....................      (2.22)       (1.22)       (1.26)                --
                                               -------      -------      -------            -------
Net asset value, end of period ............    $ 10.21      $ 12.15      $ 11.64            $ 11.41
                                               =======      =======      =======            =======

Total return ..............................       2.51%       15.94%       14.11%             14.10%
Net assets, end of period (000's) .........    $22,352      $18,313      $22,326            $19,651
Ratio of total expenses to average
 net assets ...............................       1.24%        1.63%        1.73%              1.42%(1)
Ratio of net investment income to
 average net assets .......................       3.26%        2.77%        2.62%              3.75%(1)
Ratio of net expense before reimbursement
 and waiver to average net assets .........       1.67%        1.75%          --                 --
Ratio of net investment income before
 reimbursement and waiver to average
 net assets ...............................       2.83%        2.65%          --                 --
Portfolio turnover rate....................     115.12%      158.71%       91.62%            179.88%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

110 See Notes to Financial Statements.

Legacy
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                               Period From
                                                            January 20, 1997
                                             Year Ended     (Date of Initial
                                             October 31,    Public Offering)
                  Class A                       1998       to October 31, 1997
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $ 12.09          $ 11.01
                                              -------          -------
Income from investment operations:
 Net investment income ....................      0.31             0.29
 Net realized and change in unrealized gain
  or loss on investments ..................     (0.06)            0.79
                                              -------          -------
   Total from investment operations .......      0.25             1.08
                                              -------          -------
Less Distributions:
 From net investment income ...............     (0.57)              --
 From net realized gains on investments ...     (1.62)              --
                                              -------          -------
   Total distributions ....................     (2.19)              --
                                              -------          -------
Net asset value, end of period ............   $ 10.15          $ 12.09
                                              =======          =======

Total return ..............................      2.29%            9.81%
Net assets, end of period (000's) .........   $ 1,812          $   481
Ratio of total expenses to average net
 assets....................................      1.53%            2.21%(1)
Ratio of net investment income to average
 net assets ...............................      2.97%            2.39%(1)
Ratio of net expense before reimbursement
 and waiver to average net assets .........      1.96%            2.50%(1)
Ratio of net investment income before
 reimbursement and waiver to average net
 assets....................................      2.54%            2.10%(1)
Portfolio turnover rate ...................    115.12%          158.71%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                          See Notes to Financial Statements. 111

Generation Funds
Financial Highlights (continued)
Legacy
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Period From
                                                              June 30, 1998
                                                            (Date of Initial
                                                            Public Offering)
                        Class C                            to October 31, 1998
--------------------------------------------------------   -------------------

Net asset value, beginning of period ...................       $ 10.72
                                                               -------
Income from investment operations:
 Net investment income .................................          0.08
 Net realized and change in unrealized gain or loss on
  investments...........................................         (0.62)
                                                               -------
   Total from investment operations ....................         (0.54)
                                                               -------
Net asset value, end of period .........................       $ 10.18
                                                               =======

Total return ...........................................         (5.04)%
Net assets, end of period (000's) ......................       $   171
Ratio of total expenses to average net assets ..........          2.24%(1)
Ratio of net investment income to average net assets ...          2.26%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets ....................................          2.67%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets ..........................          1.83%(1)
Portfolio turnover rate ................................        115.12%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

112 See Notes to Financial Statements.

                          Independent Auditors' Report




The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Ascent Fund, Aetna Crossroads Fund and Aetna Legacy Fund, portfolios of Aetna Series Fund, Inc. (collectively the Generation Funds), including the portfolios of investments as of October 31, 1998, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for Class I shares for each of the years in the three-year period then ended and the period from January 4, 1995 (commencement of operations) to October 31, 1995, financial highlights for Class A shares for the year ended October 31, 1998 and the period from January 20, 1997 (date of initial public offering) to October 31, 1997, and financial highlights for Class C shares from June 30, 1998 (date of initial public offering) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Generation Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Generation Funds as of October 31, 1998, results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for the years and periods specified in the first paragraph above in conformity with generally accepted accounting principles.




                                      KPMG Peat Marwick LLP


Hartford, Connecticut
December 11, 1998

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